EXHIBIT 10.57

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LICENSE AND COLLABORATION AGREEMENT

by and among

GILEAD SCIENCES, INC., GILEAD SCIENCES LIMITED

and

TIBOTEC PHARMACEUTICALS

Dated as of July 16, 2009

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION 7 PRICING AND REIMBURSEMENT	45

7.1 Pricing, Reimbursement and Discounts in the Territory	45
7.2 Discount Committee	45
7.3 Country-Level Pricing	48
7.4 Customer-Level Pricing and Discounts	50
7.5 Pricing and Other Contract Negotiations	54
7.6 Pricing of Single Agent Products/Double Agent Product	54

SECTION 8 MANUFACTURING AND SUPPLY	54

8.1 TMC278 Supply	54
8.2 Combination Product Supply to Tibotec	55
8.3 Supplies of Combination Product for use in Clinical Trials	55
8.4 Additional Requirements	56

SECTION 9 LICENSE GRANTS AND RELATED COVENANTS	57

9.1 Licenses and Related Rights	57
9.2 Rights of Reference and Related Rights	58
9.3 Sublicenses	58
9.4 Trademark Licenses	59
9.5 Retained Rights	60

SECTION 10 PAYMENTS AND THIRD PARTY ROYALTIES	60

10.1 Research and Development Reimbursement	60
10.2 Manufacturing Fees	61
10.3 Year-End Manufacturing Fee Adjustments	61
10.4 Payments to Gilead	62
10.5 Other Payments	62
10.6 Expired and Returned Product	62
10.7 Lost TMC278	63
10.8 Payment Terms	63
10.9 Currency	64
10.10 Interest	64
10.11 Taxes	64
10.12 Royalty Payments to Third Parties	65

SECTION 11 FINANCIAL CALCULATIONS AND ADJUSTMENTS.	66

11.1 Calculations	66
11.2 Working Percentages	66
11.3 Actual Percentages	66
11.4 Establishment of API Replacement Costs	66
11.5 Establishment/Adjustment of the Supply Price	67
11.6 [*]	67
11.7 Payment Terms and Related Matters	67
11.8 Annual Adjustments for Yield	68
11.9 Required Information	68

SECTION 12 FINANCIAL RECORDS	68

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12.1 Financial Records	68
12.2 Audit; Independent Accounting Expert	69

SECTION 13 SAFETY DATA EXCHANGE AGREEMENT; PRODUCT RECALL AND WITHDRAWAL	71

13.1 Generally	71
13.2 Notification and Recall	71
13.3 Recall Expenses	73

SECTION 14 INTELLECTUAL PROPERTY RIGHTS	74

14.1 Ownership of Intellectual Property	74
14.2 Prosecution of Patents	75
14.3 Liability for Prosecution and Maintenance	77
14.4 Enforcement of Patents	77
14.5 Defense of Patents	80
14.6 Trademarks	80

SECTION 15 CONFIDENTIALITY	81

15.1 Treatment of Confidential Information	81
15.2 Permitted Disclosure	81
15.3 Confidential Information	83
15.4 Notification	84
15.5 Data Privacy	84
15.6 Remedies	84

SECTION 16 PRESS RELEASES, PUBLICATIONS AND PUBLIC RELATIONS MATTERS	84

16.1 Initial Statements	84
16.2 Other Public Disclosures	84
16.3 Use of Names	85

SECTION 17 REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER	86

17.1 Mutual Representations, Warranties and Covenants	86
17.2 Additional Representation, Warranty and Covenant of Tibotec	89
17.3 Additional Representation, Warranty and Covenant of Gilead	89
17.4 Disclaimer	90

SECTION 18 INDEMNIFICATION AND INSURANCE	91

18.1 General Indemnification	91
18.2 Indemnification for Certain Product Liability-Related Matters	92
18.3 Selected Product Liability Losses	93
18.4 Third Party Infringement Losses	93
18.5 Other Shared Combination Product-Related Losses	94
18.6 Indemnification Procedure	94
18.7 LIMITATION ON DAMAGES	97
18.8 Insurance	97

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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18.9 Quality Agreements	98

SECTION 19 TERM AND TERMINATION	98

19.1 Term	98
19.2 Challenge by Governmental Authority	98
19.3 Combination Product Withdrawal	98
19.4 Material Breach	98
19.5 Voluntary Termination	99
19.6 Consequences of Termination	100
19.7 Accrued Rights; Survival	104

SECTION 20 GENERAL PROVISIONS	105

20.1 Force Majeure	105
20.2 Notice	105
20.3 Further Assurances	107
20.4 Guarantee	107
20.5 Successors and Assigns	107
20.6 Governing Law	108
20.7 Arbitration	108
20.8 Consent to Jurisdiction	110
20.9 Waiver	111
20.10 Severability	111
20.11 Counterparts	111
20.12 Construction	111
20.13 Status of the Parties	112
20.14 Entire Agreement	112
20.15 Third Parties	112

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Annexes
Annex A – Combination Product Trademarks; Gilead Licensed Trademarks; Tibotec Licensed Trademarks
Annex B – Gilead Patents; Tibotec Patents
Annex C – Initial Alliance Managers
Annex D – Access Countries
Annex E – Designation of Option Countries
Annex F – Physician Awareness Standard; Required Minimum Details
Annex G – Calculation of Net Sales and Net Selling Prices
Annex H – Calculation of Working Percentages
Annex I – Calculation of Actual Percentages
Annex J – Calculation of Amounts Due to Gilead Pursuant to Section 10.4
Annex K – Manufacturing Fees and Annual True-Up
Annex L – Annual Adjustments to Account for Actual Yield
Annex M – Payment Terms for TMC278 Invoices
Annex N – Post-Conversion Supply Price
Annex O – API Replacement Costs
Annex P – Yield Rates
Annex Q – Financial Reporting
Annex R – Discount Rules and Related Matters
Annex S – Initial Press Release
Annex T – Target Product Profile
Annex U – Form of Guarantee
Annex V – Medical Science Liaison Referral Provisions
Annex W – In-License Agreement Compliance
Annex X – [*]

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THIS LICENSE AND COLLABORATION AGREEMENT (this “Agreement”) is made as of July 16, 2009 (the “Effective Date”), by and among Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead Parent”), Gilead Sciences Limited, a corporation existing under the laws of Ireland and wholly-owned subsidiary of Gilead Parent having its principal place of business at Unit 13 Stillorgan Industrial Park, Blackrock, Co. Dublin, Ireland (“Gilead Sub” and, collectively with Gilead Parent, “Gilead”) and Tibotec Pharmaceuticals, a company organized and existing under the laws of Ireland, having its principal place of business at Eastgate Village, Eastgate, Little Island, County Cork, Ireland (“Tibotec”). Each of Gilead and Tibotec is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Gilead has developed and is marketing a proprietary reverse transcriptase inhibitor, Viread® (containing tenofovir disoproxil fumarate (“TDF”) as its only active pharmaceutical ingredient) (“Viread”), a proprietary nucleoside reverse transcriptase inhibitor, Emtriva® (containing emtricitabine (“FTC”) as its only active pharmaceutical ingredient) (“Emtriva”), and a fixed-dose co-formulated product containing TDF and FTC as its only active pharmaceutical ingredients, Truvada® (“Truvada”), for the treatment of HIV infection in adults;

WHEREAS, Tibotec or one or more of its Affiliates (as defined below) own or otherwise control certain intellectual property and other rights in and to a proprietary, non-nucleoside reverse transcriptase inhibitor containing rilpivirine hydrochloride (“TMC278”) as its only active pharmaceutical ingredient, which inhibitor is being developed for the treatment of HIV infection in adults;

WHEREAS, Gilead desires to develop a fixed-dose co-formulated product containing TDF, FTC and TMC278 as its only active pharmaceutical ingredients, and the Parties wish to allocate among themselves certain rights and duties relating to the development and commercialization of the Combination Product in the Territory, as defined below;

WHEREAS, the Parties believe that both TMC278 and the Combination Product will become important treatments for the HIV community, and that in addition to the therapeutic benefit, the Combination Product will improve health by driving compliance with treatment regimens; and

WHEREAS, both the TMC278 Product and the Combination Product are, in part, the result of the cooperative effort of the Parties as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

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SECTION 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “1+1 Approved Price” shall mean, with respect to a Price Approval Country, the sum of the Approved Price for the TMC278 Product and the Approved Price for Truvada in such country. In the event that there is more than one pricing approval required in a country, with respect to each such pricing approval for the Combination Product, the Approved Price for TMC278 Product(s) or Truvada, as the case may be, shall be the Approved Price that corresponds to such pricing approval for the Combination Product (e.g., to calculate the 1+1 Approved Price in connection with a pricing approval for wholesale sales, the Approved Prices to be used in such calculation shall be the Approved Prices for wholesale sales, and to calculate the 1+1 Approved Price in connection with a pricing approval for retail pharmacy sales, the Approved Prices to be used in such calculation shall be the Approved Prices for retail pharmacy sales).

1.2 “1+1 EXP” shall mean, with respect to a country, the sum of the EXP for the TMC278 Product in such country and the EXP for Truvada in such country.

1.3 “1+1 WAC” shall mean the sum of the WAC for the TMC278 Product in the United States and the WAC for Truvada in the United States.

1.4 “Access Agreements” shall mean those certain agreement(s) entered into with respect to the Access Territory pursuant to Section 2.6.

1.5 “Access Territory” shall mean those countries specified on Annex D.

1.6 “Act” shall mean the United States Food, Drug and Cosmetic Act, as amended.

1.7 [*] of the molecule, responsible for the [*]; provided, however, that with respect to TMC278, [*].

1.8 “Actual Percentages” shall have the meaning set forth on Annex I.

1.9 “Actual Annual Yield Rate” shall have the meaning set forth in Annex P.

1.10 “Additional Required License” shall have the meaning set forth in Section 10.12(c).

1.11 “Additional Requirement” shall have the meaning set forth in Section 8.4.

1.12 “Additional Supply Price” shall mean, with respect to Supplied TMC278, the difference between the Post-Conversion Supply Price and the Pre-Conversion Supply Price

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(which Pre-Conversion Supply Price shall be as set forth on the Pre-Conversion Invoice(s) corresponding to such Supplied TMC278).

1.13 “Ad Hoc Operating Committee” shall have the meaning set forth in Section 2.3.

1.14 “Adjustment Factor” shall mean, with respect to Tibotec’s Medicaid DCP, (a) the WAC of the TMC278 Product on the date of the launch of the Combination Product in the United States, less any required discount that would be afforded a Customer that is a Medicaid entity if the TMC278 Product were being launched in the United States on the same date minus (b) the then-current Medicaid price for the TMC278 Product to a Customer that is a Medicaid entity (without regard to any supplemental discounts) on the date of the launch of the Combination Product in the United States. For clarity, the Adjustment Factor may be a positive or negative value and shall not fluctuate following the later to occur of launch of the Combination Product and launch of the TMC278 Product in the United States.

1.15 “Affiliate” of a Person shall mean any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person; provided, however, that if local law restricts foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests. For purposes of this Agreement and the Ancillary Agreements, Bristol-Myers Squibb & Gilead Sciences, LLC shall constitute an Affiliate of Gilead solely when and to the extent that Gilead has voting control with respect to such entity.

1.16 “Agreement” shall have the meaning set forth in the preamble hereto.

1.17 “Aided Physician Awareness” shall have the meaning set forth on Annex F.

1.18 “Alliance Manager” shall have the meaning set forth in Section 2.1.

1.19 “Ancillary Agreements” shall mean, collectively, any Tibotec Distributor Agreement, the SDEA, the Quality Agreement(s) (provided that the Quality Agreement(s) shall be deemed to be Ancillary Agreements solely for the purpose of Sections 15 and 4.3(c)) and the TMC278 Supply Agreement.

1.20 “[*]” shall have the meaning set forth in Section [*].

1.21 “API” shall mean active pharmaceutical ingredient.

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1.22 “API Replacement Cost” shall mean, with respect to any API, the replacement cost for such API, as determined pursuant to Annex O.

1.23 “Applicable Law” shall mean all applicable laws, rules, regulations, guidelines or other requirements of governmental authorities, including those that may be in effect from time to time in the Territory with respect to the validity or enforceability of this Agreement or the Exploitation of the Combination Product (including Manufacture of TMC278 (in API or other applicable form), FTC or TDF).

1.24 “Approval” shall mean, with respect to a country, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to Distribute a product in such country, including, where applicable (a) pricing and reimbursement approvals in such country, (b) pre- and post-marketing authorizations, (c) labeling approvals and (d) technical, medical and scientific licenses.

1.25 “Approved Price” shall mean, with respect to a product and a Price Approval Country, subject to Section 1 of Annex R, the price for such product that (a) has been approved by the applicable national pricing authority in such country and published in official publications, net of any permanent product-specific discount which may be mandated by the national pricing authority or (b) in the absence of such price, the substitute price determined pursuant to Annex R. In the event that, in a given country, there is more than one approved price (e.g., in the case in which there is an approved EXP and an approved retail pharmacy price), each such price shall constitute an Approved Price.

1.26 “Arbitration Matter” shall mean any disputed matter other than a Patent Matter (a) that relates to or arises out of the validity (including any claim of inducement of this Agreement by fraud or otherwise), application, interpretation or construction of, the compliance with, termination of, or breach of, this Agreement or any Ancillary Agreement or (b) that is designated as an Arbitration Matter hereunder, provided that, in each case ((a) and (b)), such disputed matter has been referred to, but not resolved by mutual agreement of, the Executives pursuant to Section 2.4.

1.27 “At-Issue Units” shall have the meaning set forth in Section 12.2(i).

1.28 “Atripla” shall mean that certain fixed-dose, co-formulated combination product containing as its only active pharmaceutical ingredients per single daily dose, 300 mg TDF, 200 mg FTC and 600 mg efavirenz.

1.29 “Attorney Representative” shall have the meaning set forth in Section 7.2(b).

1.30 “Audited Party” shall have the meaning set forth in Section 12.2(c).

1.31 “Average Respective Percentage” shall mean, with respect to a given Party and with respect to given Losses, [*].

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1.32 “Base Price” shall have the meaning set forth in Section 7.4(a).

1.33 “Breaching Party” shall have the meaning set forth in Section 19.4(a).

1.34 “Business Day” shall mean a day that is not a Saturday, Sunday, a day on which banking institutions in New York, New York or San Francisco, California are required by law to remain closed, or December 26 through December 31.

1.35 “Business Representative” shall have the meaning set forth in Section 7.2(b).

1.36 “Calendar Quarter” shall mean a period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.37 “Calendar Year” shall mean a period of twelve (12) consecutive calendar months commencing on January 1 and ending on December 31.

1.38 “CDA” shall mean that certain amended and restated mutual confidential disclosure agreement between Gilead Parent and Tibotec entered into as of August 9, 2007.

1.39 [*] shall have the meaning set forth in Section [*].

1.40 “Clinical Data” shall mean any and all data (together with the results of analysis thereof) derived or generated from any clinical trial of a pharmaceutical product or from testing or analysis of subjects or samples from such a clinical trial (e.g., in vitro testing of tissue samples from subjects enrolled in such a clinical trial), in each case where such clinical trial involves either or both of (a) any Single Agent Product or Double Agent Product, and (b) the Combination Product, so long as such clinical trial does not include any other pharmaceutical product except 300 mg TDF and 200 mg FTC (whether co-administered or co-formulated).

1.41 “Clinical Trial” shall mean any clinical trial in humans of the Combination Product for any indication.

1.42 “CMC Data” shall mean any and all information contained in, as well as data supporting, the “Chemistry, Manufacturing and Control” and facilities sections (or sections corresponding thereto) of a Drug Approval Application, including any drug master files referenced therein.

1.43 “Collaboration Inventions” shall mean any and all Information and Inventions conceived, discovered, developed or otherwise made, as necessary to establish authorship or inventorship under United States copyright or patent law, as the case may be, in the course of, as a result of, or in connection with, (a) the Combination Product Development Activities, or (b) the activities conducted under the MTA or TPA; provided, however, for clarity, that Collaboration Inventions shall exclude all clinical data (but, for clarity, shall include inventions arising from Clinical Data, if any).

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1.44 “Combination Product” shall mean the fixed-dose co-formulated product in oral dosage form containing, as its only APIs per single daily dose, 300 mg TDF, 200 mg FTC and 25 mg TMC278, intended for adult use and once-daily administration.

1.45 “Combination Product Development Activities” shall mean the pre-clinical development activities, formulation development activities, bioequivalence trials and Manufacturing scale-up conducted by, or on behalf of, Gilead as necessary for obtaining or maintaining a first Approval for the Combination Product in the Field in any or all countries in the Territory. For clarity, any Other Combination Product Clinical Trials are not covered by the term “Combination Product Development Activities.”

1.46 “Combination Product Regulatory Activities” shall mean the regulatory activities conducted for the Combination Product as required in order to obtain or maintain Approval in the Field in the Territory, but excluding any (a) Combination Product Development Activities, (b) TMC278 Product Development Activities, or (c) activities characterizing the safety, efficacy, use or Manufacturing of Truvada, TDF or FTC, including pre-clinical, clinical, formulation, Manufacturing process or CMC Data development activities for any of Truvada, TDF or FTC.

1.47 “Combination Product Regulatory Documentation” shall mean all Regulatory Documentation specifically applicable to the Combination Product that is developed by or on behalf of either Party pursuant to, and during the term of, this Agreement or any Ancillary Agreement.

1.48 “Combination Product-Related Tibotec Patent” shall have the meaning set forth in Section 14.2(b).

1.49 “Combination Product Trademarks” shall mean the Trademark or Trademarks selected by Gilead for use in connection with the Combination Product in the Field in the Territory, and other Trademarks relating thereto, including any registrations of any of the foregoing or any pending applications relating to any of the foregoing. Notwithstanding the foregoing, the following shall not constitute Combination Product Trademarks: (a) Gilead Licensed Trademarks, (b) Tibotec Licensed Trademarks and (c) the names, logos and other Trademarks of the Parties.

1.50 “Commercial Target Breach” shall mean Gilead’s failure to substantially achieve each or any of the Specific Targets under Section 6.2(b).

1.51 “Commercialization Activities” shall mean the marketing, promotion, including Detailing, Distribution, selling and other activities for the commercialization of Combination Product in the Field (including obtaining and maintaining any pricing approvals under applicable regulations and guidelines and securing local or national drug plan reimbursement).

1.52 “Commercially Reasonable Efforts” shall mean, with respect to a given activity and a Party for a product or compound under this Agreement, the level of effort that would

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generally be used by such Party to conduct such activity for a product or compound owned by it or to which it has rights, which is of comparable market potential, profit potential or strategic value to such Party and is at a similar stage in its development or product life, taking into account, without limitation, issues of safety and efficacy, product profile, the proprietary position, the then-current competitive environment for such product or compound (and any individual agent comprising part of such product or compound), the likely timing of the product’s or compound’s (and any such individual agent’s) entry into the market, the then-current market penetration, the return on investment potential of such product (and any individual agent comprising part of such product), the regulatory environment and status of the product (and any individual agent comprising part of such product), and other relevant scientific, technical and commercial factors, in each case as measured by the facts and circumstances at the time such efforts are due. For purposes of clarity, in determining Commercially Reasonable Efforts necessary to Distribute the Combination Product, such Commercially Reasonable Efforts would not necessarily require the launch or continued commercialization of the Combination Product in a given country.

1.53 “Confidential Information” shall have the meaning set forth in Section 15.3(a).

1.54 “Control” or “Controlled” shall mean, with respect to any item of Information and Inventions, Regulatory Documentation, Patents or other intellectual property rights, the right, whether by ownership, license or otherwise, to grant a license, sublicense or other right to or under such item, Patent or right as provided for in this Agreement without violating the terms of any agreement or other binding arrangement with any Third Party.

1.55 “Core Technology” shall mean the Tibotec Core Technology or the Gilead Core Technology, as the case may be.

1.56 “Corrected Revenue Share” shall have the meaning set forth in Section 12.2(i).

1.57 “Country Price” shall have the meaning set forth in Section 7.3(a).

1.58 “Court” shall have the meaning set forth in Section 20.8(a).

1.59 “CTD” shall mean the portion of Gilead’s NDA for the Combination Product filed in accordance with the Common Technical Document requirements, as defined by the International Conference on Harmonization.

1.60 “Cure Period” shall have the meaning set forth in Section 19.4(a).

1.61 “Customer” shall mean any Third Party (including a government agency or a Third Party Distributor) that purchases the Territory Combination Product from either Party or its Affiliates, or arranges for or approves its price.

1.62 “Defending Party” shall have the meaning set forth in Section 18.6(b).

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1.63 “Derivative” shall mean (a) with respect to TMC278, an API that (i) has the same [*] as TMC278, (ii) is at a dose which is the therapeutic equivalent to 25mg rilpivirine hydrochloride and (iii) is presented in a tablet, capsule or gel form intended for once-daily oral dosing in adults; (b) with respect to TDF, an API that (i) has the same [*] as TDF, (ii) is at a dose which is the therapeutic equivalent to 300mg TDF and (iii) is presented in a tablet, capsule or gel form intended for once-daily oral dosing in adults; and (c) with respect to FTC, an API that (i) has the same [*] as FTC, (ii) is at a dose which is the therapeutic equivalent to 200mg FTC and (iii) is presented in a tablet, capsule or gel form intended for once-daily oral dosing in adults.

1.64 “Designated Country” shall mean [*] any country in the European Union.

1.65 “Desired Component Price” or “DCP” shall mean, with respect to a given Customer in a given country, that certain price set by a Party in accordance with Section 7.4(a) with respect to its component of the Combination Product or, if no such price is set, [*], in each case, as adjusted pursuant to Section 7 and Annex R.

1.66 “Detail” shall mean an in-person presentation to a health care provider who has prescribing authority by a sales representative who is fully equipped with knowledge of, and Local Promotional Materials and the Product Label and Inserts with respect to, the Combination Product, in which presentation the characteristics of the Combination Product are described by such sales representative in a fair and balanced manner consistent with the requirements of Applicable Law and this Agreement, and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product, but without regard to the position of the presentation within a call to the health care provider. For the avoidance of doubt, a promotional material drop or product reminder shall not constitute a Detail. When used as a verb, to “Detail” shall mean to engage in a Detail.

1.67 “Detailing Election” shall have the meaning set forth in Section 6.3(a).

1.68 “Detailing Year” shall have the meaning set forth in Section 6.2(b)(iii).

1.69 “Development Record Request” shall have the meaning set forth in Section 3.4(b).

1.70 “Disclosing Party” shall have the meaning set forth in Section 15.1.

1.71 “Discount Committee” or “DC” shall have the meaning set forth in Section 7.2(a).

1.72 “Discount Request” shall have the meaning set forth in Section 7.4(a)(ii)(A)(2).

1.73 “Discounted Price” shall have the meaning set forth in Section 7.4(a).

1.74 “Distribute” or “Distribution” shall mean with respect to each country in the Territory, importing, selling, distributing, exporting, transporting and other activities associated

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

with the foregoing listed activities with respect to the distribution of a Combination Product, including inventory management and control, warehousing and distribution, invoicing, collection of sales proceeds, preparation of sales records and reports, customer relations and services, and the handling of returns.

1.75 “Distribution Activities” shall have the meaning set forth in Section 6.6(a).

1.76 “Distribution Subcontractor” shall mean any Third Party subcontractor that (a) performs storage, warehousing or shipping, or coordination of any of the foregoing or (b) performs any of the Distribution Activities, in each case ((a) and (b)), with respect to the Combination Product on behalf of a Selling Party (or its Affiliates) under this Agreement.

1.77 “Double Agent Product” shall mean Truvada.

1.78 “Downstream Discount Trigger” shall mean, with respect to Territory Combination Product sold by the Selling Party to a Third Party, a subsequent sale of such Territory Combination Product that causes the Selling Party to provide a rebate or chargeback (or other form of discount) as a result of such subsequent sale.

1.79 “Drug Approval Application” shall mean, with respect to a product in a particular country, an application to the applicable Regulatory Authorities, including an NDA, to market and sell such product in such country, including all supplements and amendments to such an application.

1.80 “Effective Date” shall have the meaning set forth in the preamble hereto.

1.81 “EMEA” shall mean the European Medicines Agency.

1.82 “Emtriva” shall have the meaning set forth in the recitals hereto and shall mean such product as of the Effective Date.

1.83 “Estimated Yield Rate” shall have the meaning set forth on Annex P.

1.84 “European Union” or “EU” shall mean all countries that are member states of the European Union as constituted from time to time.

1.85 “Executive(s)” shall mean (a) in the case of Gilead, the Chief Executive Officer of Gilead Parent or any direct report designated by the Chief Executive Officer of Gilead Parent and (b) in the case of Tibotec, the Worldwide Chairman of Tibotec Parent’s pharmaceutical group who reports to the Chief Executive Officer of Tibotec Parent or any direct report of such Worldwide Chairman.

1.86 “EXP” shall mean, with respect to a product and a country, (a) the ex-factory price for such product in such country, where such price is the price at which product is sold to wholesalers or other direct customers in such country before giving effect to any prompt

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

payment or other discounts or (b) in the absence of such price, the substitute price determined pursuant to Annex R.

1.87 “Exploitation” shall mean the making, having made, importation, use, sale, offering for sale or disposition of a product or process, including the research, development, registration, modification, enhancement, Manufacturing, storage, formulation, optimization, import, export, transport, distribution, promotion or marketing of a product or process. When used as a verb, “Exploit” shall mean to engage in any of the foregoing activities.

1.88 “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

1.89 “FTC Replacement Cost” shall mean the API Replacement Cost for FTC.

1.90 “Field” shall mean all human use in the prophylaxis and treatment of HIV infection.

1.91 “Firewall Policy” shall have the meaning set forth in Section 7.2(c).

1.92 “FTC” shall have the meaning set forth in the recitals hereto.

1.93 “GAAP” shall mean United States generally accepted accounting principles as in effect from time to time, as consistently applied by the applicable Party, or international financial reporting standards (“IFRS”) if required in lieu of GAAP for public companies filing financial reports with the U.S. Securities and Exchange Commission.

1.94 “Generic Combination Product” shall mean a product containing all of the same API(s) contained in the Combination Product, with those being the only API(s) in such product, and that is approved for marketing in the Field under an Abbreviated New Drug Application (i.e., an ANDA) in the United States, or a comparable Drug Approval Application under Applicable Law in any country other than the United States.

1.95 [*].

1.96 [*].

1.97 [*]

1.98 “Gilead” shall have the meaning set forth in the preamble hereto.

1.99 “Gilead Core Technology” shall mean all proprietary technologies relating specifically to the Exploitation of FTC, TDF, or any combination of FTC and TDF (including the Double Agent Product and Atripla, but excluding the Combination Product).

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1.100 “Gilead Countries” shall mean all countries in the Territory other than (a) any Option Country (unless and until Gilead becomes the Selling Party with respect to such Option Country pursuant to Section 6.1) and (b) any country in the Territory as to which Tibotec is the Selling Party.

1.101 “Gilead Expired/Short-Dated Product” shall have the meaning set forth in Section 10.6.

1.102 “Gilead Know-How” shall mean any and all Information and Inventions under the Control of Gilead or any of its Affiliates as of the Effective Date or at any time during the term of this Agreement (other than pursuant to Section 9.1(a)) that are necessary or reasonably useful for the Exploitation of Combination Product and are not generally known, including any such Information and Inventions included in the Gilead-Owned Collaboration Inventions, but excluding any and all (a) such Information and Inventions to the extent disclosed by published Gilead Patents and (b) Joint Know-How.

1.103 “Gilead Licensed Trademarks” shall have the meaning set forth in Section 9.4(a).

1.104 “Gilead-Owned Collaboration Invention” shall mean any Collaboration Invention pertaining specifically and solely to Gilead Core Technology.

1.105 “Gilead Parent” shall have the meaning set forth in the preamble hereto.

1.106 “Gilead Patents” shall mean all of the Patents under the Control of Gilead or any of its Affiliates as of the Effective Date or at any time during the term of this Agreement (other than pursuant to Section 9.1(a)) that would be infringed by the Exploitation of any Combination Product by a Person Distributing the Combination Product if the Combination Product were not purchased from Gilead. A list of certain Gilead Patents, existing in the Option Countries as of the Effective Date, is attached hereto as Annex B-1.

1.107 “Gilead Regulatory Documentation” shall mean all Regulatory Documentation applicable to Viread (or TDF), Emtriva (or FTC), or Truvada (or TDF in co-formulation with FTC), including Viread (or TDF), Emtriva (or FTC) or Truvada (or TDF and FTC) in co-formulation with TMC278, that is Controlled by Gilead or any of its Affiliates as of the Effective Date or during the term of this Agreement, including its interest in the Combination Product Regulatory Documentation.

1.108 “Gilead Sub” shall have the meaning set forth in the preamble hereto.

1.109 “Gilead Technology” shall mean, collectively, the Gilead Know-How and the Gilead Patents.

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.110 “Good Clinical Practice” or “GCP” shall mean the then-current standards for clinical trials for pharmaceutical products, as set forth in Applicable Law, as amended from time to time.

1.111 “Good Distribution Practice” or “GDP” shall mean the then-current standards for Distribution Activities, as set forth in Applicable Law, as amended from time to time; provided that GDP shall not include any standards of good distribution practice that are different from those standards required by the U.S. or the EU unless such standards (a) have been specifically identified and approved for implementation by Parties in writing or (b) are required by Applicable Law in the jurisdiction in which the Distribution Activities are conducted.

1.112 “Good Laboratory Practice” or “GLP” shall mean the then-current standards for laboratory activities for pharmaceutical products, as set forth in Applicable Law, as amended from time to time.

1.113 “Good Manufacturing Practice” or “GMP” shall mean applicable current good manufacturing practices for pharmaceutical products (and components thereof) as described in regulations promulgated by the applicable Regulatory Authority, as amended from time to time.

1.114 “Granted Discount” shall have the meaning set forth in Section 7.4(a)(ii)(A)(2).

1.115 “Hedge-able Currency” shall have the meaning set forth in Section 10.8(b).

1.116 “IND” shall mean (a) an Investigational New Drug Application as defined in the Act and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a drug in humans in the United States; (b) a counterpart of such an Investigational New Drug Application that is required in any other country in the Territory before beginning clinical testing of a drug in humans in such country; and (c) all supplements and amendments to any of the foregoing.

1.117 “Indemnified Party” shall mean a Party that is seeking, or has an Indemnified Person that is seeking, indemnification (or other reimbursement) for Losses pursuant to Section 18.

1.118 “Indemnified Persons” shall mean, with respect to a Party, such Party, its Affiliates and their respective agents, officers, directors and employees.

1.119 “Indemnifying Party” shall mean a Party from which indemnification (or other reimbursement) for Losses is sought pursuant to Section 18.

1.120 “Independent Accounting Expert” shall mean an independent Third Party accounting firm or consultant that (a) is mutually agreed by the Parties when engaged by the Parties under Section 12.2(b), or (b) is selected by the Initiating Party and reasonably acceptable to the Audited Party when engaged under Section 12.2(c).

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.121 “Information and Inventions” shall mean all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including Manufacturing procedures, test procedures, and purification and isolation techniques (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form, and all other discoveries, developments, inventions (whether or not confidential, proprietary, patented or patentable), and tangible embodiments of any of the foregoing. Information and Inventions shall be deemed to exclude Regulatory Documentation, but, for clarity, shall include Clinical Data.

1.122 “Infringement” shall have the meaning set forth in Section 14.4(c).

1.123 “Infringing Combination Product” shall have the meaning set forth in Section 14.4(c).

1.124 “Initial Specific Target Breach” shall mean, with respect to each Major Market country and each Specific Target, the first failure by Gilead to substantially achieve such Specific Target in such country. For clarity, the Parties acknowledge and agree that the total possible number of Initial Specific Target Breaches is eighteen (one for each Specific Target in each Major Market country).

1.125 “Initiating Party” shall have the meaning set forth in Section 12.2(c).

1.126 “In-License Agreement” shall have the meaning set forth in Section 17.1(l).

1.127 “International Public Organization” shall mean any of the organizations listed on 8 C.F.R. § 316.20, as amended from time to time.

1.128 “Joint Collaboration Inventions” shall mean all Collaboration Inventions, excluding any Tibotec-Owned Collaboration Inventions and Gilead-Owned Collaboration Inventions.

1.129 “Joint Know-How” shall mean any and all Information and Inventions included in the Joint Collaboration Inventions that are not generally known, but excluding any Information and Inventions to the extent disclosed by published Joint Patents.

1.130 “Joint Patents” shall mean any Patents to the extent that such Patents claim or cover Joint Collaboration Inventions.

1.131 “Joint Supplemental Discount” shall have the meaning set forth in Section 7.4(a)(ii)(C)(5).

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1.132 “Joint Technology” shall mean, collectively, the Joint Know-How and the Joint Patents.

1.133 “Key Selling Messages” shall have the meaning set forth in Section 6.7(a).

1.134 “Label Characteristics” shall have the meaning set forth in Section 18.2(b).

1.135 “Launch” shall mean, with respect any country in the Territory, the date on which the Combination Product is first sold in such country by or on behalf of the Selling Party (or its applicable Affiliate) to a Third Party.

1.136 “Launch Coordination Committee” shall have the meaning set forth in Section 7.2(j).

1.137 “Launch Period” shall have the meaning set forth in Section 6.2(b)(i).

1.138 “Lead Patent Party” shall have the meaning set forth in Section 14.2(c)(ii).

1.139 “Licensed Trademarks” shall mean Gilead Licensed Trademarks or Tibotec Licensed Trademarks, as applicable.

1.140 “License Requesting Party” shall have the meaning set forth in Section 10.12(c).

1.141 “Local Promotional Materials” shall have the meaning set forth in Section 6.7(b).

1.142 “Losses” shall mean judgments, fines, amounts paid in settlement, and reasonable, direct, out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by a Party (or other indemnitee as provided in Section 18) in a Proceeding. For clarity, Recall Expenses shall not constitute Losses.

1.143 “MA Holder” shall mean the entity that holds the marketing authorization for the Combination Product in a given country.

1.144 “Major Markets” shall mean the United States, France, Germany, Italy, Spain, and the United Kingdom.

1.145 “Mandatory Price Reduction” shall have the meaning set forth in Section 7.3(c)(iv).

1.146 “Manufacture” or “Manufacturing” shall mean, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding (including storage), and quality control testing (including release) of such product or compound.

1.147 “Manufacturing Fees” shall have the meaning set forth on Annex K.

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1.148 “Manufacturing Process” shall mean any process or step thereof that is necessary or useful for Manufacturing the Combination Product from the Supplied TMC278, TDF and FTC, whether in bulk granulation form or any other form. Manufacturing Process shall not include making TMC278 in any form.

1.149 “Manufacturing Stage” shall mean, with respect to a Unit of Territory Combination Product, either of the following Manufacturing activities: (a) tableting or (b) placing tablets into unlabeled bottles, as applicable.

1.150 “Material Breach” shall mean (a) in the case of Gilead, a [*], or (b) in the case of either Party, a breach of this Agreement that goes to the root of this Agreement and that is so substantial that it defeats the object of the aggrieved Party in making this Agreement. In determining whether a breach is a Material Breach, the arbitrator shall take into particular consideration the special purpose of this Agreement and the extent to which the injured Party will be deprived of the benefit which it reasonably expected in entering into this Agreement.

1.151 “Medicaid DCP” shall have the meaning set forth in Section 7.4(a)(ii)(C)(2).

1.152 “Medicaid Sales” shall have the meaning set forth in Section 7.4(a)(ii)(C)(1).

1.153 “Minimum Target Price” shall have the meaning set forth in Section 7.3(c)(i).

1.154 [*]

1.155 “MTA” shall mean that certain Materials Transfer Agreement by and between Gilead Parent and Tibotec dated February 1, 2009.

1.156 “NDA” shall mean a New Drug Application as defined in the Act and regulations promulgated thereunder or any successor application or procedure required to market or sell a drug in the United States or to export a pharmaceutical product from the United States.

1.157 “Necessary Personnel” shall have the meaning set forth in Section 7.4(c).

1.158 “Net Component Price” shall have the meaning set forth in Annex G.

1.159 “Net Sales” shall have the meaning set forth in Annex G.

1.160 “Net Selling Price” shall have the meaning set forth in Annex G.

1.161 “Net TMC278 Portion” shall have the meaning set forth in Annex J.

1.162 “Non-Breaching Party” shall have the meaning set forth in Section 19.4(a).

1.163 “Non-Commercialization Notice” shall have the meaning set forth in Section 6.9.

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.164 “Notice of Allegation” shall mean (a) with respect to Canada, the filing of a notice of allegation under the Patented Medicines (Notice of Compliance) Regulations (Canada) and (b) with respect to any other country, the filing of a certification that is analogous to a Paragraph (iv) Certification or the filing of a notice that is analogous to a Notice of Allegation described in clause (a).

1.165 “Notice of Claim” shall have the meaning set forth in Section 18.6(a).

1.166 “Officials” shall have the meaning set forth in Section 17.1(k).

1.167 “Ongoing TMC278 Studies” shall have the meaning set forth in Section 3.1(c).

1.168 “On-Label Clinical Trial” shall mean a Clinical Trial in which the Combination Product will be used only for the indications for such product that have been approved by any of (a) the FDA, (b) the European Commission, or (c) the Regulatory Authorities in the country(ies) anywhere in the world in which such Clinical Trial will be conducted (e.g., a clinical trial in which the Combination Product is used for such indications as a comparator).

1.169 “Option Countries” shall mean, subject to the terms of this Agreement, those countries in the Territory designated on Annex E.

1.170 “Option Notice” shall have the meaning set forth in Section 6.1.

1.171 “Other Combination Product Clinical Trial” shall have the meaning set forth in Section 3.2(b)(iii).

1.172 “Other Infringing Product” shall have the meaning set forth in Section 14.4(c).

1.173 “Other Permitted Trial” shall mean any Other Combination Product Clinical Trial that involves switching patients who have not previously experienced virologic failure from another regimen to the Combination Product for reasons other than virologic failure.

1.174 “Other Product Infringement” shall have the meaning set forth in Section 14.4(c).

1.175 “Other TMC278 Product” shall mean a product containing as its sole API a Derivative of TMC278.

1.176 “Paragraph (iv) Certification” shall have the meaning set forth in Section 14.4(c).

1.177 “Party” and “Parties” shall have the meanings set forth in the preamble hereto.

1.178 “Party-Specific Recall/Withdrawal” shall have the meaning set forth in Section 13.3.

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.179 “Patent Matter” shall mean any dispute between the Parties that relates to the inventorship, infringement, enforceability or validity of any Joint Patent or any Patent that is licensed hereunder by one Party to the other Party, which dispute is not resolved by the Executives pursuant to Section 2.4.

1.180 “Patents” shall mean (a) all patents and patent applications (including provisional applications), (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, validations, re-examinations, extensions, supplementary protection certificates and the like, and (c) any foreign or international equivalents of any of the foregoing.

1.181 “Payment” shall have the meaning set forth in Section 17.1(k).

1.182 “PCT” shall mean the Patent Cooperation Treaty, opened for signature June 19, 1970, 58 U.S.T. 7645.

1.183 “Permitted Launch Country” has the meaning set forth in Section 6.2(a).

1.184 “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.185 “PMPRB” shall have the meaning set forth in Section 7.4(g).

1.186 “Post-Conversion Invoice” shall mean, with respect to any given quantity of Supplied TMC278, an invoice for the Additional Supply Price.

1.187 “Post-Conversion Supply Price” shall mean that certain actual supply price for Supplied TMC278 determined in accordance with Annex N.

1.188 “Pre-Conversion Invoice” shall mean an invoice for Supplied TMC278 that is calculated based on the Pre-Conversion Supply Price.

1.189 “Pre-Conversion Supply Price” shall mean, with respect to Supplied TMC278 shipped to Gilead in a given Calendar Year, the TMC278 Replacement Cost for such Calendar Year [*].

1.190 “Premarket Launch Activities” shall mean marketing activities preceding Launch, including market research, key opinion leader development and product positioning.

1.191 “Price Approval Country” shall mean any country in the Territory that requires pricing or reimbursement approval to be obtained from a Regulatory Authority in order for the Combination Product to be sold in such country, including any country in the Territory for which the applicable Regulatory Authority sets any such price or grants reimbursement approval for the

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Combination Product by reference to the price (or reimbursement price) of the Combination Product in one or more other countries.

1.192 “Proceeding” shall mean a civil, criminal, administrative or investigative suit or proceeding initiated or brought by, or a demand made by, a Third Party.

1.193 “Product Label and Insert” shall mean with respect to a product, any display of written, printed or graphic matter upon the immediate container, outside container, wrapper or other packaging of a product and any written, printed or graphic material on or within the package from which a product is to be dispensed, including any patient information provided with the product.

1.194 “Product Trademark” shall mean any Trademark specifically selected for a product, but not including any Person’s company name, logo or similar Trademark.

1.195 “Program Failure” shall have the meaning set forth in Section 19.5(a).

1.196 “Prosecution and Maintenance” shall have the meaning set forth in Section 14.3.

1.197 “Quality Agreement” shall have the meaning set forth in the TMC278 Supply Agreement.

1.198 “Recalled Product” shall have the meaning set forth in Section 13.3.

1.199 “Recall Expenses” shall mean the reasonable, direct, out-of-pocket costs and expenses incurred by either Party or any of its Affiliates in connection with any recall or withdrawal of the Territory Combination Product in the Territory, including (a) any reasonable, direct, out-of-pocket costs and expenses of notification and destruction or return of the recalled Territory Combination Product, and (b) any direct, out-of-pocket costs and expenses reasonably incurred by a Party (or its Affiliate) in connection with causing a Third Party Distributor to take any action that is required to be taken by such Third Party Distributor pursuant to Section 13.

1.200 “Recall/Withdrawal Criteria” shall have the meaning set forth in Section 13.2(b).

1.201 “Receiving Party” shall have the meaning set forth in Section 15.1.

1.202 “Region” shall have the meaning set forth in Section 19.6(d).

1.203 “Registration Plan” shall have the meaning set forth in Section 4.2(a).

1.204 “Regulatory Authorities” shall mean any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities, including the FDA and any entity exercising regulatory authority with respect to the Exploitation of the Combination Product in the Territory.

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.205 “Regulatory Documentation” shall mean, with respect to a product, all submissions to Regulatory Authorities in connection with obtaining and maintaining Approvals for the Exploitation of such product, including all Drug Approval Applications, INDs, sNDAs, CMC Data, drug master files, summary product characterizations, product circulars, patient product information, packaging components, correspondence with regulatory agencies, registrations and licenses, regulatory drug lists, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents (including documents with respect to Clinical Data).

1.206 “Relevant Experience Information” shall mean adverse experience reports, reports based on marketing data and other documentation of relevant drug experience.

1.207 “Responsible Party” shall have the meaning set forth in Section 13.3.

1.208 “Results” shall have the meaning set forth in Section 3.6.

1.209 “Revenue Reduction Event” shall have the meaning set forth in Section 7.4(f).

1.210 “Right of Reference” shall have the meaning set forth in 21 C.F.R. § 314.3(b) or equivalents thereto under Applicable Law in jurisdictions outside the United States. For the avoidance of doubt, as used in this Agreement “Right of Reference” shall refer to the right of Regulatory Authorities to rely upon and otherwise use the applicable information, but shall not confer on the Party to which such Right of Reference is granted any right to receive or access such information.

1.211 “Safety Data Exchange Agreement” or “SDEA” shall have the meaning set forth in Section 13.1.

1.212 “Selected Product Liability Losses” shall have the meaning set forth in Section 18.3.

1.213 “Selected Product Liability Proceedings” shall have the meaning set forth in Section 18.3.

1.214 “Selling Party” shall mean (a) in the case of an Option Country, the Party, if any, that has the right to Distribute the Combination Product in such country, pursuant to Section 6.1, and (b) in the case of all countries in the Territory other than the Option Countries, subject to Section 6, Gilead.

1.215 “Single Agent Product” shall mean each of Viread, Emtriva, and the TMC278 Product.

1.216 “sNDA” shall mean a Supplemental New Drug Application, as defined in the Act and applicable regulations promulgated thereunder.

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1.217 “Specific Cure” shall have the meaning set forth in Section 6.2(b)(v).

1.218 “Specific Targets” shall have the meaning set forth in Section 6.2(b)(iv).

1.219 “Specified Percentage” shall mean [*], subject to adjustment, on a country-by-country basis, pursuant to Section 11.6.

1.220 “Stand-Alone Product” shall mean, with respect to Gilead, Truvada, and with respect to Tibotec, the TMC278 Product.

1.221 “Standard DCP” shall mean, with respect to a Party and a given country, the [*] for the applicable country.

1.222 “Supplied TMC278” shall mean the TMC278 supplied by Tibotec pursuant to the TMC278 Supply Agreement.

1.223 “Target Product Profile” shall mean the product profile described on Annex T.

1.224 “TDF” shall have the meaning set forth in the recitals hereto.

1.225 “TDF/FTC Characteristics” shall have the meaning set forth in Section 18.2(a).

1.226 “TDF Replacement Cost” shall mean the API Replacement Cost for TDF.

1.227 “Territory” shall mean all countries of the world, excluding Japan and the countries in the Access Territory.

1.228 “Territory Combination Product” shall mean any Combination Product sold or otherwise distributed (or Manufactured for sale or other distribution) pursuant to this Agreement or any Ancillary Agreement.

1.229 “Territory Pricing Information” shall have the meaning set forth in Section 7.4(c).

1.230 “Third Party” shall mean any Person other than Gilead, Tibotec and their respective Affiliates.

1.231 “Third Party Distributor” shall mean a Third Party distributor that (a) purchases the Territory Combination Product from the Selling Party for Distribution in a country in the Territory and (b) has the right to conduct Commercialization Activities with respect to the Territory Combination Product in such country.

1.232 “Third Party Distributor Agreement” shall mean any written agreement between the Selling Party and a Third Party Distributor pursuant to which the Selling Party sells the Territory Combination Product to such Third Party Distributor for Distribution in a country in the Territory, to the extent that such agreement relates to the Territory Combination Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.233 “Third Party Distributor Country” shall have the meaning set forth in Section 6.5(a).

1.234 “Tibotec” shall have the meaning set forth in the preamble hereto.

1.235 “Tibotec Core Technology” shall mean all proprietary technologies relating specifically to the Exploitation of TMC278.

1.236 “Tibotec Countries” shall mean those countries in the Territory as to which Tibotec becomes the Selling Party.

1.237 “Tibotec Distributor Agreement” shall mean any agreement entered into by Gilead and Tibotec, or their respective Affiliates, pursuant to Section 6.1 (or in connection with Tibotec becoming the Selling Party for a country other than an Option Country), pursuant to which Gilead sells the Combination Product to Tibotec, in bulk or bottled form, for Distribution in one or more Tibotec Countries.

1.238 “Tibotec Know-How” shall mean any and all Information and Inventions under the Control of Tibotec or any of its Affiliates as of the Effective Date or at any time during the term of this Agreement (other than pursuant to Section 9.1) that (a) are necessary for the Exploitation of the Combination Product or made available by Tibotec or its Affiliates to Gilead or its Affiliates, and (b) are not generally known, including any such Information and Inventions included in the Tibotec-Owned Collaboration Inventions, but excluding any and all (i) such Information and Inventions to the extent disclosed in any published Tibotec Patent and (ii) Joint Know-How.

1.239 “Tibotec Licensed Trademarks” shall have the meaning set forth in Section 9.4(b).

1.240 “Tibotec-Owned Collaboration Invention” shall mean any Collaboration Invention pertaining specifically and solely to Tibotec Core Technology.

1.241 “Tibotec Parent” shall mean Johnson & Johnson, a New Jersey corporation.

1.242 “Tibotec Patents” shall mean all of the Patents under the Control of Tibotec or any of its Affiliates as of the Effective Date or at any time during the term of this Agreement that (a) relate to TMC278 (as a stand-alone or combination product) or the use thereof and, in the absence of the licenses granted by Tibotec to Gilead in Section 9.1(a) and assuming that the TMC278 included in the Combination Product was not supplied by Tibotec, would be necessary for the Exploitation of the Combination Product by Gilead in any country in the world or (b) cover or claim Information and Inventions that are made available by Tibotec or its Affiliates to Gilead or its Affiliates in the course of the performance of this Agreement, the MTA or any Ancillary Agreement, but excluding any and all Joint Patents. A list of certain Tibotec Patents existing as of the Effective Date is attached hereto as Annex B-2.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.243 “Tibotec Portion” shall have the meaning set forth in Section 10.3.

1.244 “Tibotec Regulatory Documentation” shall mean all Regulatory Documentation applicable to TMC278 Product that is necessary or reasonably useful to obtain or maintain Approvals for the Combination Product and is Controlled by Tibotec or any of its Affiliates as of the Effective Date or during the term of this Agreement, including its interest in the Combination Product Regulatory Documentation.

1.245 “Tibotec Technology” shall mean, collectively, the Tibotec Know-How and the Tibotec Patents.

1.246 “TMC278” shall have the meaning set forth in the recitals hereto.

1.247 “TMC278 Characteristics” shall have the meaning set forth in Section 18.2(b).

1.248 “TMC278 Invoice” shall mean, with respect to the TMC278 that is provided by Tibotec to Gilead pursuant to the TMC278 Supply Agreement, either a Pre-Conversion Invoice or a Post-Conversion Invoice, as applicable, in each case provided by Tibotec (or its Affiliate) to Gilead (or its Affiliate) pursuant to the TMC278 Supply Agreement.

1.249 “TMC278 Patent” shall have the meaning set forth in Section 19.5(e).

1.250 “TMC278 Product” shall mean that certain pharmaceutical product in oral form containing 25 mg TMC278 as its only active pharmaceutical ingredient, which product is currently under development by Tibotec.

1.251 “TMC278 Product Development Activities” shall mean the activities characterizing the safety, efficacy, use and Manufacturing of the TMC278 Product, including pre-clinical, clinical, formulation, Manufacturing process and CMC Data development activities for the TMC278 Product.

1.252 “TMC278 Product Regulatory Activities” shall mean the regulatory activities to be conducted for the TMC278 Product as required in order to obtain or maintain Approvals of the TMC278 Product in the Field in the Territory, but excluding any TMC278 Product Development Activities.

1.253 “TMC278 Product Study” shall mean any clinical trial that involves the TMC278 Product but does not include any other pharmaceutical product except (a) Truvada or (b) 300 mg TDF and 200 mg FTC (whether co-administered or co-formulated).

1.254 “TMC278 Replacement Cost” shall mean the API Replacement Cost for the Supplied TMC278.

1.255 “TMC278 Supply Agreement” shall have the meaning set forth in Section 8.1(a).

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.256 “TPA” shall mean that certain Three Party Confidential Disclosure Agreement by and among Patheon Inc., Gilead Parent and Tibotec dated March 24, 2009.

1.257 “Trademark” means any word, name, symbol, color, designation, slogan, catch phrase or device or any combination thereof used or intended to be used in commerce and indicating the source for a product or service, including any domain name, trademark, trade dress, brand mark, trade name, brand name, logo or business symbol, any registrations of any of the foregoing or any pending applications therefor.

1.258 “Triggering Sale” shall mean, with respect to any Combination Product, the sale of such product by the Selling Party or its applicable Affiliate to a Third Party (including to a Third Party Distributor).

1.259 “Truvada” shall have the meaning set forth in the recitals hereto.

1.260 “Truvada Market” shall mean, with respect to a given period and a given country, the [*] during such period.

1.261 “Unit” shall mean a thirty (30)-count bottle (or bottle equivalent) of the applicable product.

1.262 “Viread” shall have the meaning set forth in the recitals hereto and shall mean such product as of the Effective Date.

1.263 “Viread Patent” shall have the meaning set forth in Section 19.5(d).

1.264 “WAC” or “Wholesale Acquisition Cost” shall mean wholesale acquisition cost, as defined by Applicable Law with respect to Medicaid from time to time.

1.265 “Working Percentage” shall have the meaning set forth on Annex H.

SECTION 2

GOVERNANCE

2.1 Alliance Managers. Gilead and Tibotec shall each designate within their respective organizations an alliance manager (an “Alliance Manager”) with responsibility for facilitating the interaction and cooperation between the Parties with respect to the activities conducted hereunder. The initial Alliance Managers shall be set forth on Annex C.

2.2 Procedural Rules of the Alliance Managers.

(a) Replacement. Each Party may change its Alliance Manager from time to time upon written notice to the other Party.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Meetings. The Alliance Managers shall meet at least once per Calendar Quarter (or on such other schedule as may be determined by the Alliance Managers) to discuss any issues and concerns relating to the Combination Product Development Activities or the TMC278 Product Development Activities and any other mutually agreed subject matter relating to the Combination Product. Alliance Managers may attend meetings in person or, as long as each is able to hear the other, by telephone or by video conference equipment.

(c) Agreement on Decisions. The Alliance Managers shall seek to reach agreement on matters requiring decisions by the Parties and shall document any such agreements in written minutes to be approved and signed by each Alliance Manager. If the Alliance Managers are unable to reach agreement on a matter properly presented to them for their consideration, the matter shall be resolved by the procedure set forth in Section 2.4 (except as otherwise provided therein). Any written minutes referred to in this Section 2.2, signed by the Alliance Managers, shall not be deemed to be amendments to this Agreement or any Ancillary Agreement.

(d) Authority. The Alliance Managers shall have the right to make only those determinations expressly enumerated in this Agreement; provided, however that the Alliance Managers shall also have the right to make determinations, consents and approvals on behalf of the Parties within the authority stipulated under this Agreement, provided that such determinations are documented in the written minutes signed by both Alliance Managers.

2.3 Ad Hoc Operating Committees. The Parties may, from time to time, create such ad hoc committees (each, an “Ad Hoc Operating Committee”) with such responsibilities and such authority as the Parties may mutually agree in writing. Any disputes arising in any such Ad Hoc Operating Committee shall be subject to Section 2.4.

2.4 Dispute Resolution.

(a) Escalation. If the Parties, their Affiliates or the Alliance Managers are unable to resolve any issue relating to or arising out of the validity (including any claim of inducement of this Agreement by fraud or otherwise), application, interpretation or construction of, or the compliance with or breach of, or termination of this Agreement or any Ancillary Agreement or any other matter designated hereunder or under any Ancillary Agreement for decision by the Parties or their respective Affiliates, then (except as otherwise expressly provided in this Agreement or any Ancillary Agreement) the dispute shall be referred for resolution to the Executives.

(b) Certain Decisions. If the Executives are unable to reach agreement on a disputed matter referred to them pursuant to Section 2.4(a) within ten (10) Business Days after such referral, then, unless (i) this Agreement or any Ancillary Agreement expressly provides for the mutual agreement of the Parties or the Alliance Managers, (ii) this Agreement or any Ancillary Agreement expressly requires a Party’s or its Alliance Manager’s consent or (iii) the dispute is an Arbitration Matter, then (A) Gilead shall have final decision-making authority with

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

respect to matters relating to formulation and Manufacturing process development for, and preparation of the CMC Data relating to, the Combination Product and pre-clinical and clinical development of the Combination Product and (B) subject to the TMC278 Supply Agreement, Tibotec shall have final decision-making authority with respect to matters related to the Manufacture of TMC278, including the specifications therefor. Except as set forth in the foregoing sentence, each Party shall have the right to control its own activities hereunder and under the Ancillary Agreements, subject to the terms of this Agreement and the Ancillary Agreements. For clarity, subject to Section 14, each Party shall have final decision-making authority with respect to the prosecution, maintenance, enforcement and defense of its intellectual property.

(c) Arbitration; Resolutions of Patent Matters. If the Executives are unable to reach agreement on a disputed matter referred to them pursuant to Section 2.4(a) within ten (10) Business Days after such referral, then either Gilead or Tibotec may refer the disputed matter to (i) binding arbitration pursuant to Section 20.7 if and only if, and to the extent that, the disputed matter is an Arbitration Matter or (ii) for resolution pursuant to Section 20.8(b) if and only if, and to the extent that, such disputed matter is a Patent Matter. For avoidance of doubt, an impasse between the Parties (or the Parties’ Alliance Managers) regarding any matter with respect to which a Party (or its Alliance Manager) has the right hereunder to withhold its (or their) consent, in such Party’s sole discretion or judgment or any matter that is otherwise committed to the sole discretion or judgment of a Party hereunder, shall not be subject to arbitration. In the event of any such impasse, no action shall be taken without the agreement or consent of a Party whose agreement or consent is required hereunder or to whose discretion such action is committed, and no action may be blocked by a Party unless its agreement or consent thereto is required hereunder.

2.5 Expenses. Subject to Section 20.7, Gilead and Tibotec shall each bear its own costs and expenses related to the management of its activities under this Section 2, including all costs and expenses relating to the meetings of the Alliance Managers or any Ad Hoc Operating Committee, the participation of its representatives in such meetings, communications with the other Party in connection with such meetings or matters within the authority of the Alliance Managers or any Ad Hoc Operating Committee and travel to and from such meetings.

2.6 Access Territory. Within one hundred and eighty (180) days after the Effective Date, the Parties shall commence good faith negotiations with respect to one or more agreements pursuant to which the Combination Product would be made available in the Access Territory by one of the Parties or a Third Party.

SECTION 3

DEVELOPMENT ACTIVITIES

3.1 Development of the TMC278 Product.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(a) TMC278 Product Development Activities. Subject to Section 10.1, Tibotec shall be responsible, at its sole expense, for performing, or causing its Affiliates to perform, all TMC278 Product Development Activities in the Field in the Territory. Tibotec shall use Commercially Reasonable Efforts to perform the Ongoing TMC278 Studies and any other TMC278 Product Development Activities required to obtain or maintain a first Approval of the TMC278 Product in the Field in the United States and a first marketing authorization of the TMC278 Product in the Field by the European Commission; provided, however, that Commercially Reasonable Efforts shall not be deemed to require performance of any phase III clinical studies other than the Ongoing TMC278 Studies.

(b) Clinical Data. On or before the Effective Date, Tibotec has made available to Gilead (i) all material or requested Clinical Data with respect to the TMC278 Product for use in the Field generated by or on behalf of Tibotec or its Affiliates, including all clinical trial results and resultant data analyses, including SAS data and clinical study reports, and (ii) all regulatory submissions made to Regulatory Authorities by or on behalf of Tibotec or its Affiliates with respect to the TMC278 Product in the Field. Tibotec shall, in accordance with any applicable timelines contemplated in this Section 3.1(b), provide Gilead with copies of all material or requested Clinical Data developed by or on behalf of Tibotec in connection with the Ongoing TMC278 Studies, including all clinical trial results and resultant data analyses. With respect to each such Ongoing TMC278 Study, Tibotec shall provide: (A) the tables and figures specified in the statistical analysis plan for the applicable Ongoing TMC278 Study no later than twenty-eight (28) days after database lock with respect to such study, (B) the top line results report and (C) the final clinical study report, in the case of (B) and (C), promptly following the completion of such report, and in all cases ((A)-(C)), no later than the public announcement of such Clinical Data. Without limitation of the foregoing, in the event that Tibotec becomes aware of any clinical data that is reasonably likely to affect the label for the TMC278 Product (which data has not previously been disclosed to Gilead), Tibotec shall promptly provide to Gilead such clinical data and copies of any regulatory submissions made with respect thereto as are in Tibotec’s or its Affiliates’ Control.

(c) Ongoing and Future Clinical Studies. As of the Effective Date, Tibotec is conducting certain clinical trials for the TMC278 Product in the Field (such trial(s), the “Ongoing TMC278 Studies”). In the event that Tibotec or its Affiliates intend to conduct, sponsor or support, independently or together with one or more Third Parties, any TMC278 Product Studies that would reasonably be expected to affect the label for the Combination Product, other than Ongoing TMC278 Studies, in the Field, then prior to the commencement of any such clinical trial, Tibotec shall provide a high-level summary of the protocol(s) for such clinical trial to Gilead (it being understood that Gilead shall not have any approval rights with respect to such clinical trial or protocol(s)); provided, however, that each such summary shall constitute Confidential Information of Tibotec to the extent that the information provided in such summary satisfies the criteria set forth in Section 15.3. The Clinical Data with respect to any TMC278 Product Study shall be deemed to be Tibotec Know-How; provided, however, that, in the case of any investigator-sponsored clinical trial, the Clinical Data resulting from any such

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

TMC278 Product Study shall be deemed to be Tibotec Know-How only if and to the extent that Tibotec obtains any right, title and interest in and to such Clinical Data.

3.2 Development of Combination Product.

(a) Formulation and Manufacturing Process Development. Gilead shall use Commercially Reasonable Efforts to perform, at its expense, the formulation and Manufacturing Process development for, and to prepare the CMC Data relating to, the Combination Product. Formulation development shall include conducting the formulation screening, optimization and scale-up for the Combination Product in the Field. During the term of this Agreement, Tibotec shall, at its expense, provide to Gilead such technical support relating to TMC278 as is reasonably required by Gilead in connection with its activities under this Section 3.2(a). Such support may include documents, procedures, know-how, and in-person technical assistance.

(b) Clinical Development.

(i) Diligence. Gilead shall use Commercially Reasonable Efforts to perform all studies necessary, including bioequivalence studies but excluding other human clinical trials, to obtain or maintain a first Approval of the Combination Product in the Field in the United States and a first marketing authorization of the Combination Product in the Field by the European Commission, in each case, with respect to the TMC278 portion of such Combination Product, based on Clinical Data made available to Gilead by Tibotec.

(ii) Combination Product Clinical Trials. Subject to Section 3.2(b)(iv) below, if applicable, Gilead shall have the right, at its expense, to conduct the development of the Combination Product for Exploitation in the Field in the Territory (including the conduct of any Clinical Trials, bioequivalence studies, and any post-approval Clinical Trials anywhere in the world) necessary for obtaining or maintaining Approvals for the Combination Product in the Field in the Territory. Gilead shall, in accordance with any applicable timelines contemplated in the next sentence, provide Tibotec with copies of all material or requested Clinical Data developed by or on behalf of Gilead in connection with any such clinical trials, including all clinical trial results and resultant data analyses; provided, however, that the foregoing obligation shall not apply to any Clinical Data that relate solely to one or more of Gilead’s Double Agent Product and its Single Agent Products. With respect to each such clinical trial, and subject to the foregoing proviso, Gilead shall provide all material or requested existing Clinical Data with respect thereto, which Clinical Data has not been previously provided to Tibotec, no later than seven (7) days after the top line results report with respect to such study and again no later than seven (7) days after the final clinical study report with respect to such study has been signed off by Gilead or its applicable Affiliate, and in all cases in no event later than the public announcement of such Clinical Data. If Gilead intends to conduct any clinical trial that is within the definition of Combination Product Development Activities, then prior to the commencement of any such clinical trial, Gilead shall provide a brief summary of the protocol therefor to Tibotec, it being understood that Tibotec shall not have any rights with respect to such trial, study or protocol except that Tibotec shall have the right to review and provide comments on

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

such summary to Gilead (which comments may be accepted or rejected by Gilead in its sole discretion). Any summaries provided pursuant to the preceding sentence shall be subject to Section 3.2(b)(vii).

(iii) Other Combination Product Clinical Trials. Subject to Section 3.2(b)(iv) and Section 3.2(b)(v), nothing contained in this Section 3.2 is intended, or shall be construed, to restrict or prohibit either Party from conducting independently or together with one or more Third Parties, any Clinical Trial of the Combination Product (whether such Clinical Trial would involve the administration of the Combination Product alone, or with one or more other products) (any such Clinical Trial, other than the Clinical Trials conducted by Gilead as necessary to obtain or maintain a first Approval for the Combination Product in the Field in any country in the Territory, an “Other Combination Product Clinical Trial”); provided, however, that Tibotec shall not, without Gilead’s prior written consent, conduct any Other Combination Product Clinical Trial in [*].

(iv) Certain Combination Product Trials. In the event that (A) Tibotec desires to conduct any Other Combination Product Clinical Trial in a country other than a Tibotec Country or a country where a Drug Approval Application for the Combination Product in the Field has been filed or an Approval of the Combination Product in the Field has been granted or (B) either Party desires to conduct any Other Combination Product Clinical Trial other than an On-Label Clinical Trial or an Other Permitted Trial, then in each case such Clinical Trial shall not be commenced until the Parties (1) have discussed such Other Combination Product Clinical Trial and if the Parties are not able to agree as to whether such Clinical Trial should be conducted, then consideration of such Other Combination Product Clinical Trial shall be referred to the Parties’ respective heads of research and development for mutual agreement and (2) have both approved such Other Combination Product Clinical Trial in writing.

(v) Protocol Review and Comment. If either Party intends to conduct any Other Combination Product Clinical Trial that (A) would reasonably be expected to affect the label for the Combination Product or (B) for which the approval of the other Party is required pursuant to Section 3.2(b)(iv), then prior to the commencement of any such clinical trial, the conducting Party shall provide a brief summary of the protocols therefor to the other Party (it being understood that such other Party shall not have any rights with respect to such Clinical Trial or protocols except as provided in clause (iv) above and this clause (v)). The receiving Party shall have the right to review and provide comments on such summaries to the disclosing Party (which comments may be accepted or rejected by the disclosing Party in its sole discretion, subject to clause (iv) above). Any summaries provided pursuant to this Section 3.2(b)(v) shall be subject to Section 3.2(b)(vii).

(vi) Combination Product Clinical Data. In the event that either Party becomes aware of any clinical data that is reasonably likely to affect the label for (A) the Combination Product or (B) the TMC278 Product, then such Party shall promptly provide to the other Party such clinical data as are in such Party’s or its Affiliates’ Control.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(vii) Confidentiality. Each summary provided pursuant to Section 3.2(b)(v) shall constitute Confidential Information of the disclosing Party to the extent that the information provided in such summary satisfies the criteria set forth in Section 15.3.

3.3 Performance; Subcontracting. In performing the Combination Product Development Activities and the TMC278 Product Development Activities, Gilead and Tibotec shall perform their respective activities in material compliance with GCP, GLP, and GMP, to the extent applicable, and the requirements of Applicable Law. Either Party may subcontract the performance of its respective development activities under this Section 3; provided, however, that the subcontracting Party shall oversee the performance by its subcontractors of the subcontracted development activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such development activities in accordance with this Agreement.

3.4 Records.

(a) Maintenance of Records. Tibotec shall maintain, or cause to be maintained, records of the TMC278 Product Development Activities conducted by, or on behalf of, Tibotec or its Affiliates and any other activities conducted by, or on behalf of, Tibotec or its Affiliates that result in data disclosed to Gilead pursuant to Section 3.1(b) (including any Ongoing TMC278 Studies) or Section 3.2(b)(vi). Gilead shall maintain, or cause to be maintained, records of the Combination Product Development Activities and any activities that result in data disclosed to Tibotec pursuant to Section 3.2(b)(ii) or 3.2(b)(vi). In each case, the applicable Party shall maintain or cause to be maintained such records in material compliance with GCP, GLP, and GMP, in each case to the extent applicable. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of such development activities in a manner appropriate for any regulatory purpose and, when applicable, for use in connection with Patent filings, prosecution and maintenance. Such records shall be retained for at least (i) three (3) years or (ii) such longer period as may be required by Applicable Law.

(b) Access to Records. Subject to the terms and conditions of this Section 3.4(b), each Party shall also have the right, during normal business hours and upon reasonable notice, to obtain from the other Party access to and copies of the development records maintained by such other Party pursuant to Section 3.4(a) solely to the extent relating to the Combination Product or such other Party’s Single Agent Product(s) or Double Agent Product, as the case may be, and solely to the extent (i) necessary in order for Gilead to perform the activities set forth in Section 3.2(a) and Section 3.2(b)(i), or (ii) subject to Section 4.3(c), necessary in order for the Selling Party to perform its obligations with respect to the Combination Product Regulatory Activities in a manner consistent with Section 4.1, or (iii) necessary to enable the receiving Party to conduct reasonable diligence on matters potentially giving rise to liability on the part of the receiving Party, or to conduct a defense of itself with respect to any such liability, if and to the extent that a fact, circumstance or event has arisen that gives the receiving Party a reasonable basis to believe that it has or may incur such liability, in each case for use by the receiving Party

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

for the purpose set forth in clause (i), (ii) or (iii) above, as the case may be. Clause (iii) of the immediately preceding sentence shall not require any Party to provide such data, documentation or records in the event that the Parties’ interests in such matter are or may be adverse in any material respect, in which case Applicable Law, including discovery rules and procedures, shall apply. Each such request shall be made in writing and shall state the reason(s) therefor (each a “Development Record Request”). The Party from which such records, documentation or data are requested shall have the right to raise reasonable objections in writing in response to such Development Record Request, including based on such Party’s interests in protecting from disclosure trade secrets or other competitive business information. Upon any such objection being asserted, the Parties shall promptly confer in an attempt to address each Party’s concerns and reach a resolution with respect to the matter, and in the event that the Parties are unable to agree upon a mutually agreeable resolution, either Party shall have the right to refer the matter to the Executives. In the event that any such dispute is ultimately referred by a Party to arbitration pursuant to Section 2.4(c), the arbitrator(s) shall determine as a threshold matter whether and to what extent one or more criteria set forth in clauses (i), (ii) or (iii) above have been satisfied by the requesting Party, and, if so, shall make a determination with respect to whether and to what extent the disclosure of such information shall be required by balancing, on the one hand, the requesting Party’s need to obtain such records, documentation or data, and on the other hand, the objecting Party’s interests in protecting such records, documentation and data from disclosure. In making such determination, the arbitrator(s) (A) shall confine their consideration to the facts and arguments set forth in the Development Record Request and the other Party’s written response thereto, and (B) shall have the right to require the receiving Party to abide by terms and conditions for the handling, use and non-disclosure (either within such Party’s organization or to Third Parties) of such information as may be reasonable under the circumstances.

3.5 Reports. Gilead and Tibotec shall each keep the other reasonably informed through their respective Alliance Managers regarding any material developments with respect to the Combination Product Development Activities or the TMC278 Product Development Activities, as the case may be, for which it is responsible under Sections 3.1 or 3.2.

3.6 Publication. Gilead shall have the right to publish or present data and findings resulting from its Combination Product Development Activities and any Clinical Trials that it conducts or sponsors (including any such information that relates to the Combination Product (or otherwise relates to the combined use of TMC278, FTC and TDF)), and Tibotec shall have the right to publish or present data and findings resulting from the TMC278 Product Development Activities conducted by, or on behalf of, Tibotec or its Affiliates, including the Ongoing TMC278 Studies, any other TMC278 Product Study, and any Clinical Trials that it conducts or sponsors (including any such information that relates to the Combination Product (or otherwise relates to the combined use of TMC278, FTC and TDF)) (any of the aforesaid data and findings, “Results”), subject to the remainder of this Section 3.6. Each Party shall provide to the other Party’s Alliance Manager for review copies of all academic, scientific and medical publications and presentations with respect to the Results that the Party proposes to submit for publication or presentation during the term of this Agreement. The other Party shall have a right to comment

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

on such publication or presentation, provided that the Party proposing such publication or presentation shall be under no obligation to accept such comments and shall be free to publish or present, as the case may be. If requested by the reviewing Party, the publishing Party shall provide the Clinical Data supporting such proposed publication or presentation within three (3) Business Days of the later of such request and the reviewing Party’s receipt of the proposed publication or presentation. Written copies of each such proposed publication or presentation required to be provided for review shall be provided to the other Party’s Alliance Manager no later than twenty (20) days before submission for publication or presentation, except that (i) in the case of an abstract, a copy of the abstract shall be provided as soon as reasonably practicable in advance of the submission of such abstract to a Third Party (which period may be less than twenty (20) days) and (ii) if the deadline for submission of such publication or presentation is less than twenty (20) days from the date of completion of that publication or presentation, copies will be provided as soon as reasonably practicable in advance of such submission deadline. The Parties shall comply, in any publications made pursuant to this Section 3.6 during the term of this Agreement, with standard academic practice regarding authorship of scientific publications and recognition of contribution of parties. For the avoidance of doubt, nothing contained in this Section 3.6 shall alter or affect a Party’s confidentiality obligations pursuant to Section 15.

SECTION 4

REGULATORY MATTERS

4.1 General.

(a) Diligence. The Selling Party shall use Commercially Reasonable Efforts to obtain and maintain a first Approval for the Combination Product in the Field in each of the Major Markets. Tibotec shall use Commercially Reasonable Efforts to obtain and maintain a first Approval for the TMC278 Product in the Field in each of the Major Markets.

(b) Performance; Subcontracting. The Selling Party, in the case of the Combination Product, and Tibotec, in the case of the TMC278 Product, shall perform, or cause its Affiliates or permitted subcontractors, as applicable, to perform, any activities with respect to obtaining or maintaining Approvals for the Combination Product and the TMC278 Product, respectively, in the Field in material compliance with the requirements of Applicable Law. The Selling Party, in the case of the Combination Product Regulatory Activities, and Tibotec, in the case of the TMC278 Product Regulatory Activities, may subcontract the performance of their respective regulatory activities; provided, however, that the subcontracting Party shall oversee the performance by its subcontractors of the subcontracted activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such activities in accordance with this Agreement.

(c) Limitations. Except as otherwise provided in this Section 4.1, neither Party shall have any obligation under this Agreement to obtain or maintain Approvals for the other Party’s Single Agent Product(s) or Double Agent Product, as applicable, in any country in the Territory. The Selling Party shall be relieved of its obligation under Section 4.1(a) in any

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

applicable country to the extent that (i) the other Party fails to obtain and maintain Approval for its Single Agent Product(s) or Double Agent Product in the Field in such country or (ii) pursuant to Section 4.3(c), the non-Selling Party withholds from the relevant Regulatory Authority any information relating to its Single Agent Product(s) or Double Agent Product that is reasonably requested by the Selling Party to be provided to such Regulatory Authority in order for the Selling Party to obtain an Approval for the Combination Product in the Field in such country.

4.2 Registration Plan.

(a) Creation. Within one hundred eighty (180) days after the Effective Date, the Parties shall commence discussion of, and within one (1) year after the Effective Date, shall establish, an initial plan of activities for obtaining and maintaining Approvals for the Combination Product in the Field in the Territory (the “Registration Plan”), which Registration Plan shall be set forth for countries of interest.

(b) Updates. From time to time during the term of this Agreement, each Party shall submit any updates it may have to the Registration Plan to the other Party’s Alliance Manager.

(c) Purpose. The Registration Plan shall be established and updated solely for the purpose of coordinating logistics regarding filing for Approvals for the Combination Product in the Field in the Territory. It is not intended to impose any binding obligation on either Party to perform the activities set forth therein.

4.3 Regulatory Documentation to be Provided by the Parties.

(a) Regulatory Documentation for Use in the Gilead Countries. Subject to Section 4.3(c), Tibotec shall provide Gilead with full access to and copies (including electronic copies if requested) of (i) the Tibotec Regulatory Documentation and (ii) any other information related to the Combination Product in the possession and Control of Tibotec or its Affiliates, in each case, as Gilead may request, solely for the purpose of, and in the case of clause (ii) solely as necessary or determined by Tibotec to be appropriate for, the exercise of Gilead’s rights or the performance of its obligations under this Section 4. In the event that Tibotec does not provide any Tibotec Regulatory Documentation or such other requested information, or does not provide the consent required pursuant to Section 4.3(c) to permit Gilead to obtain or use any such information, then, to the extent that such information is reasonably required for Gilead to perform its obligations hereunder with respect to one or more country(ies) in the Territory, Gilead shall not be obligated to perform such obligations with respect to such country(ies).

(b) Regulatory Documentation for use in the Tibotec Countries. Reasonably promptly following the later of (i) filing of the NDA or the authorization for marketing approval with the European Commission for the Combination Product, or (ii) the date on which Tibotec first becomes the Selling Party with respect to any country in the Territory, Gilead shall provide Tibotec the CTD for use by Tibotec in connection with obtaining and maintaining Approvals for

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

the Combination Product in the Field in the Tibotec Countries, and shall thereafter reasonably promptly provide Tibotec with any updates by Gilead to the CTD. Tibotec shall include the CTD in each Drug Approval Application (to the extent required to comply with the requirements for such Drug Approval Application) filed to obtain and maintain Approvals in the Field for the Combination Product in the Tibotec Countries. The CTD shall be used by Tibotec solely to obtain Approvals for the Combination Product in the Field in the Tibotec Countries. Tibotec’s regulatory filings with the Regulatory Authorities, including Drug Approval Applications, with respect to the Combination Product in the Tibotec Countries shall be consistent with the CTD. Tibotec shall, to the extent required by Applicable Law or otherwise reasonably requested by Gilead, exercise Commercially Reasonable Efforts to update any such filings promptly to reflect any updates to the CTD as are provided by Gilead to Tibotec from time to time pursuant to this Section 4.3(b). Gilead shall provide electronic versions of the CTD (including any such updates) to Tibotec in a mutually agreed-upon format for the purpose of expediting Tibotec’s activities in preparing and filing Regulatory Documentation for the Tibotec Countries.

(c) Additional Regulatory Documentation Provided by Either Party Following Approval. Notwithstanding anything herein to the contrary, except in the case of the FDA and the EMEA, neither Party shall have any obligation hereunder to provide to the other Party or any Regulatory Authority, in connection with any filings to obtain Approval of the Combination Product in the Field in the Territory, any information relating to such Party’s (or its Affiliates’) APIs, Single Agent Product(s) or Double Agent Product, as the case may be, the disclosure of which such Party reasonably believes may harm its or its Affiliates’ business interests with respect to such APIs, Single Agent Product(s) or Double Agent Product. Notwithstanding the foregoing, once the Selling Party has obtained Approval for the Combination Product in the Field in a country, the non-Selling Party may not withhold Regulatory Documentation or other information related to the Combination Product in the non-Selling Party’s Control that the Selling Party reasonably requires to comply with Applicable Law. Except as otherwise expressly authorized by the non-Selling Party, the Selling Party (and its Affiliates) shall have the right to use any additional information related to the Combination Product provided or made available pursuant to the foregoing sentence (and not pursuant to any other provision hereunder) solely to the extent reasonably necessary to comply with Applicable Law (solely for regulatory purposes contemplated by this Agreement or any Ancillary Agreement).

4.4 Regulatory Filings and Communication.

(a) MA Holder. With respect to each country in the Territory, unless prohibited by Applicable Law, Gilead, or its designated Affiliate or Third Party Distributor, shall hold the marketing authorization with respect to the Combination Product with respect to such country. In those countries in which Tibotec, as the Selling Party, or its designated Affiliate or Third Party Distributor, is required by Applicable Law to hold the marketing authorization, it shall hold the marketing authorization.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Responsibilities With Respect to Combination Product Regulatory Filings. Subject to Section 4.3 and the remainder of this Section 4.4, the Selling Party with respect to each country in the Territory, on behalf of the applicable MA Holder with respect to such country, with the cooperation of the non-Selling Party as reasonably required, shall have primary responsibility for preparing and filing all necessary Regulatory Documentation and for acting as liaison for all communications with the Regulatory Authorities in such country for the purpose of obtaining and maintaining Approval for the Combination Product in the Field in such country, including, subject to clause (ii) below, with respect to any changes to the Product Label and Insert for the Combination Product. Notwithstanding anything to the contrary in this Agreement, each Party shall be responsible for preparing any Regulatory Documentation or other materials with respect to any Clinical Trial that it conducts (either solely or with one or more Third Parties) pursuant to this Agreement.

(i) Discussion of Single Agent Products or Double Agent Product. Notwithstanding anything contained in this Agreement to the contrary, at any meeting with, or any communication to, Regulatory Authorities in the Territory concerning the Combination Product, the Selling Party shall not engage in any substantive discussions pertaining to the other Party’s Single Agent Product(s) or Double Agent Product or the API contained therein, without such other Party’s prior written consent.

(ii) Label Change for Single Agent Products or Double Agent Product. If any communications from Regulatory Authorities in the Territory regarding potential changes to any Product Label and Insert for the Combination Product in the Territory are reasonably expected to lead to a label change for a Party’s Single Agent Product(s) or Double Agent Product, as the case may be, and are not reasonably expected to lead to a label change for the other Party’s Single Agent Product(s) or Double Agent Product, as the case may be, then, notwithstanding anything in this Agreement to the contrary, the affected Party shall take the lead (in coordination with the Selling Party, if such Party is not the Selling Party) in dealing with such Regulatory Authorities on such matter.

(iii) SDEA. Notwithstanding the foregoing, after the SDEA has been entered into pursuant to Section 13, the Party which has responsibility for communications with Regulatory Authorities in a country relating to routine safety-related submissions (e.g., individual case reports) pursuant to the SDEA, shall have the right to communicate (or to cause one or more of its Affiliates or Third Party Distributors to communicate) with Regulatory Authorities in such country in the Territory concerning such submissions in accordance with the terms of the SDEA in a manner consistent with any determinations with respect to such communications made pursuant to the SDEA.

(c) Price Approvals. Notwithstanding anything in this Section 4.4 to the contrary, this Section 4.4 shall not govern the obtaining and maintaining of pricing and reimbursement approvals in the Territory with respect to the Combination Product, or any communications with any Regulatory Authorities with respect to the foregoing matters. For clarity, such approvals and communications shall be governed by Section 7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(d) Regulatory Matters Concerning Single/Double Agent Products. Nothing contained in this Section 4.4 shall prohibit or restrict either Party from communicating with the Regulatory Authorities on matters relating to the Exploitation of any of its respective Single Agent Product(s), Double Agent Product or pharmaceutical products other than the Combination Product. Each Party shall promptly notify the other Party of any change proposed by the notifying Party to any Product Label and Insert for its Single Agent Product(s) or Double Agent Product in the Territory that is substantive in nature, where such proposed change is likely to have an impact on any Product Label and Insert for the Combination Product, reasonably in advance of the anticipated filing date of such proposed change, by furnishing the other Party with the text of the proposed change and a summary description of the data supporting or basis for such proposed change. In addition, promptly after the filing of such proposed change with the applicable Regulatory Authorities in the Territory, the Party that has provided such notice shall furnish the other Party with the text of the proposed change as filed. Any resulting filing with respect to the Product Label and Insert for the Combination Product shall be governed by Section 4.4(b) and any documentation required in connection with such filing shall be exchanged to the extent and in the manner set forth in Section 4.3.

(e) Regulatory Matters Concerning a Party’s Compliance with Applicable Law. Notwithstanding anything herein to the contrary, as between the Parties, regardless of which Party is the Selling Party, each Party shall have sole responsibility for any submissions to, or communications with, any Regulatory Authority in the Territory with respect to any matter relating to such Party’s or any of its Affiliates’, subcontractors’ or Third Party Distributor’s compliance with Applicable Law in connection with its performance of such Party’s Commercialization Activities, unless such submissions or communications are made in connection with obtaining or maintaining the applicable Drug Approval Application (in which case the applicable provisions of this Section 4.4 shall control).

(f) Activities in the EU. This Section 4.4 shall apply to the preparing and filing of all necessary Regulatory Documentation and communications with the Regulatory Authorities of the European Union, including the EMEA, as if the European Union were a “country” for purposes of this Section 4.4.

4.5 Records. Each Party shall maintain, or cause to be maintained, records with respect to its activities pursuant to this Section 4 in material compliance with Applicable Law. Such records shall be retained for at least (a) three (3) years or (b) such longer period as may be required by Applicable Law.

4.6 Regulatory Costs and Expenses. With respect to each country in the Territory, each Party shall bear its own costs and expenses relating to the Combination Product Regulatory Activities and regulatory filings for the Combination Product in such country. Tibotec or its applicable Affiliate shall bear all costs and expenses relating to the TMC278 Product Regulatory Activities and any regulatory filings relating to the TMC278 Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SECTION 5

MEDICAL AFFAIRS; CONFERENCES

5.1 Product Information; Medical Affairs and Medical Communications.

(a) Generally. Subject to this Section 5, Gilead and Tibotec shall determine independently how to utilize and deploy their respective medical science liaisons for activities relating to the Combination Product, subject to the referral provisions set forth in Annex V.

(b) Responses to Medical Inquiries. Each Party shall (i) apply its standard guidelines and procedures for determining and providing appropriate responses to medical inquiries about the Combination Product in the Territory, including assigning responsibilities for medical communications and (ii) to the extent determined appropriate by a Party, develop a set of standard response documents for use by such Party in responding to medical inquiries about the Combination Product in the Territory. Each Party shall ensure that any such response procedures and standard response documents comply with Applicable Law. Each Party may make its standard response documents for the Territory available to the other Party and the other Party may, in its sole discretion, elect to use or adapt the providing Party’s standard response documents in connection with the receiving Party’s response to medical inquiries in the Territory, subject to the receiving Party’s ensuring that such documents that it elects to use or adapt comply with Applicable Law. If at any time a Party has concerns about the other Party’s procedures for responding to medical inquiries about the Combination Product in the Territory or standard response documents for use in responding to medical inquiries about the Combination Product in the Territory, the concerned Party may refer the matter to the Alliance Managers and the Alliance Managers shall facilitate discussion and resolution of such concerns.

5.2 Conferences and Symposia. Tibotec shall not participate in or sponsor any formal presentation or panel with respect to the Combination Product at any conference or symposia without the prior written consent of Gilead; provided, however, that Tibotec may participate in or sponsor such presentations or panels at conferences or symposia (other than international meetings) in the Tibotec Countries.

SECTION 6

COMMERCIALIZATION ACTIVITIES

6.1 Distribution Rights in the Option Countries and Related Matters. Tibotec shall have the right to negotiate to become the Selling Party with respect to any Option Country. In the event that either Party desires to become the Selling Party with respect to any Option Country(ies), such Party shall notify the other Party in writing (an “Option Notice”). Promptly following receipt of an Option Notice by either Party, the Parties shall exclusively negotiate in good faith, for a period of one hundred eighty (180) days, terms of an agreement pursuant to which Gilead shall (a) appoint Tibotec as the exclusive distributor of the Combination Product in the Option Country(ies) identified in the Option Notice in the Field and grant Tibotec the right to Distribute (either itself or through its Third Party Distributors) the Combination Product in such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Option Country(ies) in the Field, in each case during the term of this Agreement, and (b) in connection therewith, sell to Tibotec the Combination Product in bulk or unlabeled bottle form (each such agreement, a “Tibotec Distributor Agreement”) or, if Tibotec does not desire to serve as a distributor of the Combination Product in such country, amendments to this Agreement that would allow Gilead to be the Selling Party with respect to such country. In the event that, following such period of exclusive negotiation, the Parties enter into a Tibotec Distributor Agreement with respect to any Option Country(ies) identified in the Option Notice, Tibotec shall become the Selling Party with respect to such country(ies). Neither Party may conduct Commercialization Activities in any Option Country prior to becoming the Selling Party with respect to such Option Country pursuant to this Section 6.1 or otherwise by mutual agreement of the Parties in writing.

6.2 Commercialization Activities.

(a) Diligence. Subject to the terms and conditions of this Agreement, the Selling Party shall have the right to perform Commercialization Activities with respect to the countries for which it is the Selling Party. The Selling Party shall use Commercially Reasonable Efforts to perform Commercialization Activities, including Premarket Launch Activities, with respect to the United States and the European Union. Notwithstanding the foregoing, in no event shall the Selling Party have the right to perform or be required to perform any Commercialization Activities (other than (i) Premarket Launch Activities and (ii) seeking pricing and reimbursement approvals in anticipation of Launch) unless and until Launch in such country is permitted by Section 7 and Annex R (each such country, a “Permitted Launch Country”). In determining whether the Selling Party is using Commercially Reasonable Efforts to perform Commercialization Activities in a particular country, it shall be taken into account whether the Combination Product is priced competitively within such country. To the extent that Section 7 and Annex R do not permit the Selling Party to set a competitive price (without reducing its portion of the revenue of the Combination Product), or, in a Price Approval Country, the Selling Party is unable to obtain a competitive price, the Selling Party shall not be deemed to have breached its obligation to use Commercially Reasonable Efforts if it does not use efforts equivalent to those that would have been deemed to constitute Commercially Reasonable Efforts had the price of the Combination Product been competitive and if it is not possible to set such a competitive price, the Selling Party shall have the right to suspend some or all of its Commercialization Activities, in its sole discretion.

(b) Specific Commercialization Obligations. Without limitation of Section 6.2(a), Gilead agrees to the following solely with respect to each of the Major Markets:

(i) Commencing as of the later of Approval or Launch of the Combination Product in the applicable country until the earlier of [*], whichever comes first (such period, the “Launch Period”), Gilead shall ensure (and certify in writing each Calendar Quarter) that the incentive compensation provided by Gilead each Calendar Quarter with respect to the Combination Product to each of the sales representatives of Gilead who are responsible for Detailing the Combination Product in one or more Major Market satisfies the following criteria:

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

the incentive compensation payable to each such sales representative if such sales representative achieves his or her target sales for such Calendar Quarter with respect to the Combination Product shall [*] if he or she achieves his or her target sales for such Calendar Quarter for all of the products for which such sales representative is responsible for detailing.

(ii) For each Major Market, Gilead shall (A) achieve [*] Aided Physician Awareness (as defined in Annex F) on or about the first anniversary of the later of Approval or Launch of the Combination Product in such country, (B) achieve [*] Aided Physician Awareness on or about the second anniversary of such Launch or Approval, as applicable and (C) maintain [*] Aided Physician Awareness for the remainder of the Launch Period (which level of Aided Physician Awareness, unless waived by Tibotec in writing, shall be demonstrated by Gilead annually on or about each subsequent anniversary of such Launch or Approval, as applicable, during the Launch Period). The method for determining whether the applicable level of Aided Physician Awareness has been achieved is set forth on Annex F.

(iii) In each Major Market, for each Detailing Year (as defined below), through the Calendar Quarter that includes the last day of the Launch Period, Gilead shall perform the number of Details of the Combination Product, [*], as set forth on Annex F. Gilead shall use Commercially Reasonable Efforts to ensure that the number of such Details for each Major Market in each Calendar Quarter of each Detailing Year is no less than [*] of the number of Details required for such Detailing Year. Gilead shall certify in writing its compliance with this Section 6.2(b)(iii) on a quarterly basis. A “Detailing Year” for a Major Market shall mean (A) in the case of the first Detailing Year, the period beginning on the first day of the first full Calendar Quarter after the later to occur of the Launch or Approval of the Combination Product in such Major Market through the end of the Calendar Year in which such Launch or Approval, as applicable, occurs (in which case, Gilead’s obligations under this paragraph with respect to such Detailing Year shall be prorated accordingly), and (B) in the case of each other Detailing Year, the Calendar Year following the prior Detailing Year, until the end of the Calendar Quarter that includes the last day of the Launch Period (and in the case of the last Detailing Year with respect to a Major Market, Gilead’s obligations under this paragraph with respect to such Detailing Year shall be prorated accordingly).

(iv) Gilead acknowledges and agrees that Gilead’s achievement of each and all of the requirements in subsections (i) through (iii) of this Section 6.2(b) (the “Specific Targets”) with respect to each Major Market country goes to the root of this Agreement and is an essential element of this Agreement, and that Gilead’s failure to substantially achieve each or any of the Specific Targets with respect to a Major Market country is a Material Breach that entitles Tibotec to terminate this Agreement pursuant to Section 19.4 if Gilead fails to cure such failure as provided in Section 19.4 or, with respect to each Initial Specific Target Breach, Section 6.2(b)(v).

(v) With respect to each Initial Specific Target Breach, Tibotec agrees that Gilead shall be deemed to have cured such failure if Gilead complies with the following (each a “Specific Cure”) with respect to the applicable failure:

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(A) in the case of a breach of Section 6.2(b)(i) with respect to a Major Market country, for a number of consecutive Calendar Quarters equal to the number that Gilead was so in breach, starting with the Calendar Quarter immediately following the Calendar Quarter in which Gilead received written notice of such breach, Gilead complies (and on a quarterly basis certifies its compliance in writing) with the requirements of Section 6.2(b)(i) in all respects, except that the incentive compensation with respect to the Combination Product for such period shall be [*].

(B) in the case of a breach of Section 6.2(b)(ii) with respect to a Major Market country, no later than ninety (90) days following Gilead’s receipt of notice of such breach, Gilead achieves [*] Aided Physician Awareness in accordance with Annex F; and

(C) in the case of a breach of Section 6.2(b)(iii) with respect to a Major Market country for a given Detailing Year (or a given Calendar Quarter within a Detailing Year), no later than ninety (90) days following Gilead’s receipt of notice of such breach, Gilead conducts in such country a number of Details of the Combination Product, in either the [*], equal to the number of Details by which Gilead fell short of its obligations under Section 6.2(b)(iii) with respect to such country and such Detailing Year (or Calendar Quarter, as applicable); provided, that the Details performed by Gilead in curing said breach shall not count toward Gilead’s fulfillment of its Detailing obligations under Section 6.2(b)(iii) for any Calendar Quarter or Detailing Year other than the Calendar Quarter and Detailing Year in which the breach occurred;

provided, however, that with respect to each Major Market country, once Gilead successfully completes a Specific Cure with respect to a breach of subsection (i), (ii) or (iii) of this Section 6.2(b), [*], and the [*] shall be governed by the general principles governing cure set forth in Section 19.4 and not by this subsection 6.2(b)(v).

(vi) Notwithstanding the foregoing, if the Target Product Profile is not achieved in the applicable country then the obligations set forth in this Section 6.2(b) shall not apply to such country and the Parties shall negotiate in good faith substitute obligations for such country during the Launch Period, which obligations take account of the product profile of the Combination Product. If there is a modification in Applicable Law or industry guidelines with respect to the compensation of, or activities performed by, pharmaceutical sales representatives, or if Detailing is prohibited at Customer facilities, then, to the extent such modification or prohibition would render the achievement of the Specific Targets commercially impracticable or unethical, then the Parties shall negotiate in good faith substitute obligations, which obligations take account of such modification or prohibition. If and for so long as the Base Price(s) with respect to one or more potential Customers does not permit the Selling Party to sell the Combination Product to such potential Customers and such inability would render the achievement of the Detailing obligations set forth in Section 6.2(b)(iii) commercially impracticable, then such obligations shall be reduced in proportion to the reduction in Detailing opportunities resulting from the inability to sell Combination Product to such Customer(s).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

For clarification, the satisfaction of the obligations of subsections (i) to (iii) of this Section 6.2(b) does not necessarily, in and of itself, constitute satisfaction of Gilead’s obligations under Section 6.2(a).

(c) Performance; Subcontracting. Each Party shall comply, and shall cause its Affiliates and any of its permitted subcontractors to comply, with all Applicable Law and the requirements of all Approvals for the Combination Product in conducting their respective Commercialization Activities. Either Party may subcontract the performance of Commercialization Activities allocated to it hereunder, including to a contract sales organization or Distribution Subcontractor; provided, however, that (i) Gilead shall not use a contract sales organization in any of the Major Markets and (ii) the subcontracting Party shall oversee the performance by its subcontractors of such subcontracted Commercialization Activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such Commercialization Activities in accordance with this Agreement.

6.3 Detailing Election.

(a) Election. With respect to any country in the Territory, the non-Selling Party shall have the non-exclusive right to elect to commence, at its expense, Detailing of the Combination Product in such country (provided, in the case of Tibotec, that it (or its Affiliate) markets the TMC278 Product in such country and, in the case of Gilead, that there is a wholly owned subsidiary of Gilead Parent located in such country, which subsidiary will perform the Detailing) (a “Detailing Election”). A Detailing Election shall be effective upon three (3) months’ prior written notice thereof to the Selling Party, which notice shall specify the date on which the non-Selling Party intends to commence such Detailing.

(b) Other Promotion by Tibotec. Tibotec may not market or promote (other than Detail) the Combination Product in any Gilead Country, but may, in connection with its activities relating to the TMC278 Product, respond to unsolicited questions that it receives with respect to the Combination Product. Gilead may elect to provide Tibotec with an approved slide deck or other background materials for use in responding to such questions. In the event that Gilead does elect to provide such materials, Tibotec shall respond to any unsolicited questions that it receives with respect to the Combination Product in a manner consistent with such materials (unless Tibotec believes in good faith that such materials are inconsistent with Applicable Law or its corporate policies).

6.4 Detailing of the TMC278 Product. Following the initial Approval of the TMC278 Product in the Field in any country in the Territory until the initial Approval of the Combination Product in the Field has been granted in such country, Gilead shall have the non-exclusive right, but not the obligation, to detail the TMC278 Product for use with Truvada in such country. In the event that Gilead desires to commence detailing of the TMC278 Product in a country, Gilead shall provide Tibotec written notice and the Parties shall, within thirty (30) days from the date of such written notice, agree on (a) the date on which Gilead may commence such detailing, and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) the anticipated detail efforts and other related matters, such as field force training, promotional materials to be used by Gilead, if any, and key messages. In the course of such detailing Gilead shall use, and Tibotec shall supply (at Gilead’s cost), promotional materials for the TMC278 Product that have been approved or used by Tibotec or its Affiliates; provided, however, that in the event that, prior to the commencement of detailing of the TMC278 Product in a country, Gilead has complied with all agreed requirements for such detailing other than approval in accordance with Gilead’s policies and procedures of Tibotec’s promotional materials for the TMC278 Product for the applicable country, then Gilead may detail the TMC278 Product in such country using the Product Label and Insert for the TMC278 Product and no other promotional materials. Gilead shall not perform any detailing of TMC278 Product that is inconsistent with any of Tibotec’s promotional materials for the TMC278 Product, Applicable Law or the Product Label and Insert for the TMC278 Product. For the avoidance of doubt, (x) Gilead shall not receive any compensation for its efforts in detailing TMC278 Product, (y) Tibotec shall remain solely responsible for commercialization of the TMC278 Product, and (z) Gilead may not market or promote (other than Detail) the TMC278 Product.

6.5 Third Party Distributor Countries.

(a) In General. The Selling Party shall have the right, with respect to those countries in the Territory as to which it serves as the Selling Party, to engage a Third Party Distributor to Distribute Territory Combination Product. Any country in which the Selling Party has engaged a Third Party Distributor to Distribute the Territory Combination Product, for so long as a Third Party is so engaged, shall constitute a “Third Party Distributor Country”.

(b) Transfer Price. The price at which the Selling Party sells the Combination Product to a Third Party Distributor shall be determined in accordance with Section 7 and Annex R.

6.6 Distribution and Related Matters.

(a) Distribution Activities. With respect to each Permitted Launch Country, subject to the terms and conditions of this Agreement, the Parties hereby acknowledge and agree that, the Selling Party for such country (or its Third Party Distributor) shall have the right to Distribute the Territory Combination Product in such country. The Selling Party (or its Third Party Distributor) for such country shall have the sole responsibility and right to fill orders with respect to the Territory Combination Product in such country and shall have the sole responsibility and right to distribute (or cause its applicable Affiliate to distribute) the Territory Combination Product and to perform distribution activities with respect thereto, including inventory management and control, warehousing and storage, order filling, invoicing, collection of sales proceeds, determination and processing of charge-backs and rebates, preparation of sales records and reports, customer relations and services, and handling of returns (the “Distribution Activities”). The Selling Party shall not (i) grant rights to conduct any Distribution Activities with respect to the Territory Combination Product in the applicable country to any Person other than its Affiliates, Distribution Subcontractors or Third Party Distributors, (ii) sell or permit its

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Affiliates or Third Party Distributors to sell any Territory Combination Product in a country outside of the European Union if the Selling Party (or such Affiliate or Third Party Distributor) has reason to believe that such Territory Combination Product will be exported from such country to any country as to which such Party is not the Selling Party (including any country outside the Territory), and (iii) export or have exported (other than, in the case of Gilead, pursuant to any Tibotec Distributor Agreement), or permit its Third Party Distributor to export, any Territory Combination Product from any country outside of the European Union for purposes of Distribution (by such Party, its Affiliates or any other Person) in or to any country as to which it is not the Selling Party (including any country outside the Territory) without the written consent of the other Party, unless refusing to so export the Combination Product would violate Applicable Law. The Selling Party shall perform (or cause to be performed) the Distribution Activities in the Territory consistent with Applicable Law. The non-Selling Party with respect to a country in the Territory shall promptly forward (or cause its Affiliates to forward) to the Selling Party (or its designee) any order(s) for the purchase of the Combination Product for sale or use in such country that are received by the non-Selling Party or any of its Affiliates; provided that the non-Selling Party’s failure to forward any such order to the Selling Party (or its designee) shall not constitute a breach of this Agreement unless such failure constitutes willful misconduct.

(b) First Expiration, First Out. The Selling Party shall Distribute (and shall cause its Affiliates and Distribution Subcontractors to Distribute) all Territory Combination Product on a first expiration, first out (FEFO) basis.

6.7 Marketing Materials.

(a) Key Selling Messages. Gilead shall, and Tibotec may, develop and propose, and the Parties shall mutually agree upon, a set of core marketing messages with respect to the Combination Product. From time to time, either Party may propose updates to such core messages, which updates shall be mutually agreed by the Parties. Any such core messages approved by the Parties pursuant to this Section 6.7(a) and any updates thereto approved pursuant to this Section 6.7(a) shall be deemed the “Key Selling Messages.” If the Parties cannot reach agreement with respect to the Key Selling Messages or any updates thereto, the Parties shall (on a country-by-country basis if and to the extent appropriate) refer any disputed issues to the Executives for resolution pursuant to Section 2.4. If the Executives are unable to reach agreement with respect to a given core message, neither Party shall be obligated to use such message with respect to the Combination Product, but each Party shall be permitted to use such core message with respect to the Combination Product (and include such message in its Local Promotional Materials) if such message is consistent with both (i) the Product Label and Insert for the Combination Product approved by the applicable Regulatory Authority(ies) and (ii) Applicable Law.

(b) Local Promotional Materials. All advertising and promotional materials, if any, to be used in connection with the marketing and promotion, including Detailing, of the Territory Combination Product in a given country in the Territory (such advertising and

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

promotional materials for each such country, the “Local Promotional Materials”) shall be developed by the Party using such materials at its cost and expense and shall be (i) consistent with the Key Selling Messages (if any), (ii) consistent with the Product Label and Insert for the Combination Product approved by the applicable Regulatory Authority, (iii) consistent with Applicable Law, and (iv) in the case of Tibotec, consistent with the branding guidance provided by Gilead from time to time, with deviation solely to the extent required by Applicable Law. Any other deviation by Tibotec from such branding guidance shall require the written consent of Gilead. In the event that Gilead notifies Tibotec in writing of a modification to Gilead’s branding guidance or the Parties agree upon updates to the Key Selling Messages, each Party shall promptly review and update its Local Promotional Materials, if any, to conform such materials thereto. Except as otherwise provided in this Section 6.7, each Party shall use Local Promotional Materials (and only the Local Promotional Materials) for a given country (as developed in accordance with this Section 6.7), together with Product Label and Insert for the Combination Product approved by the applicable Regulatory Authority in such country, in marketing and promoting the Territory Combination Product in such country; provided, however, that subject to the foregoing, each Party (and its Affiliates) shall have a right to position the Territory Combination Product within its HIV product portfolio in its sole discretion.

(c) Regulatory Approval for Promotional Materials. For clarity, in any interactions with a Regulatory Authority with respect to the Local Promotional Materials, the allocation of the Parties’ rights and responsibilities shall be as set forth in Section 4.4.

(d) Compliance with Applicable Law. The Parties hereby agree and acknowledge that notwithstanding the provisions of this Section 6.7, neither Party shall be required to market the Combination Product utilizing Local Promotional Materials which such Party believes in good faith do not comply with Applicable Law.

6.8 Selection and Use of Trademarks. Gilead shall have the right to select the Combination Product Trademarks. Gilead shall not, and shall not permit its Affiliates to, select or use, as the Combination Product Trademark, any Trademark that is confusingly similar to, misleading or deceptive with respect to, or that dilutes any (or any part) of, the Product Trademarks for the TMC278 Product. Tibotec shall not, and shall not permit its Affiliates to, use, in connection with any Other TMC278 Product, any Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of the Combination Product Trademarks. Each Party shall refrain from, and shall cause its Affiliates and their respective sublicensees and subdistributors to refrain from, using, directly or indirectly, any Product Trademarks other than the Combination Product Trademarks, the Gilead Licensed Trademarks and Tibotec Licensed Trademarks in connection with the Exploitation of the Combination Product for sale or distribution in the Territory; provided, however, that, the foregoing shall not be construed to preclude either Party or its Affiliates from using any Trademark in connection with the Exploitation of the Combination Product for sale or distribution in the Territory to the extent that Applicable Law requires such Trademark to be so used.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

6.9 Abandonment of Countries. Without limiting the obligations of the Selling Party pursuant to Sections 6.2 and 6.6 (and without limiting any rights or remedies the non-Selling Party may have in connection with a failure of the Selling Party to comply with such obligations), in the event the Selling Party determines, in its sole discretion, to abandon all Commercialization Activities (or not to file for Approval in the Field) for the Combination Product in a country in the Territory, the Selling Party shall promptly notify the other Party of such determination in writing, which notice shall include a reasonable description (including, supporting data, if applicable) of the justifications for such determination (each, a “Non-Commercialization Notice”). This right to abandon all Commercialization Activities (or not to file for Approval of the Combination Product in the Field) shall not apply to any Major Market. Thereafter, the non-Selling Party shall have the right, but not the obligation, to elect to engage in Commercialization Activities for the Combination Product (either itself or through a Third Party Distributor) in such country by delivery of written notice to the Selling Party within six (6) months after receipt of the applicable Non-Commercialization Notice; provided, however, that in the case of Tibotec as the non-Selling Party, Gilead shall have the right to consent to any such change in the designation of the Selling Party, such consent not to be unreasonably withheld (unless the country requested by Tibotec is a Designated Country, in which case, Gilead may withhold its consent in its sole discretion); provided, further, that if such Designated Country is in the European Union and the Combination Product has been launched in such country, then the Parties shall discuss in good faith the conditions under which Tibotec (or its Affiliates) might assume responsibility for Commercialization Activities in such country. In the event the non-Selling Party so elects to engage in Commercialization Activities for the Combination Product in such country, then for purposes of this Agreement (and any Ancillary Agreement), such Party shall thereafter be deemed to be the Selling Party with respect to such country, and in each case, the Parties shall work together in good faith to effectuate the transfer of responsibilities in connection with the foregoing to the other Party or a Third Party Distributor.

6.10 Patient Assistance Program; Product Donations.

(a) Patient Assistance. For each country in the Territory, the Selling Party shall have the right, but not the obligation, in accordance with its standard practice to respond to requests from individual patients who have or may obtain prescriptions for the Combination Product in such country but may be unable to afford it, and from health care providers on behalf of such patients, including establishing appropriate procedures and response times that shall apply in responding to such requests. The non-Selling Party with respect to any country in the Territory may not conduct any of the activities described in this Section 6.10(a), without the prior written consent of the Selling Party with respect to such country.

(b) Donations. Each Party shall have the right, but not the obligation, subject to the other Party’s consent, not to be unreasonably withheld, to donate Combination Product to any Third Party for use in any country in the Territory. Notwithstanding the foregoing, this Section 6.10(b) shall not apply to any Combination Product to be used in any Clinical Trial (which use is addressed in Section 8.3).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Price of Combination Product. In the event that either Party desires to use Territory Combination Product in connection with any activities permitted pursuant to Section 6.10(a) or (b), such Party may provide written notice to the other Party of its desire to use such Combination Product in connection with such activities, which notice shall specify the quantity of such Combination Product desired. If Gilead is the requesting Party, then notwithstanding anything to the contrary in this Agreement or the Ancillary Agreements, the compensation due to Tibotec (or its Affiliate) from Gilead (or its Affiliate) under the TMC278 Supply Agreement with respect to the quantity of the Supplied TMC278 corresponding to such quantity of Combination Product shall be adjusted so that it equals [*] and Gilead shall reimburse Tibotec for its portion of the Manufacturing Fees with respect to such quantity of Combination Product. If Tibotec is the requesting Party, Tibotec shall have the right to purchase such quantity of Combination Product for such purpose from Gilead (which quantity Gilead shall use reasonable efforts to supply to Tibotec as promptly as practical, taking into account Gilead’s Manufacturing capacity and schedule and the availability of TDF, FTC and the Supplied TMC278) at a price that [*] contained therein at [*], and Tibotec shall, in addition to paying its portion of the Manufacturing Fees with respect to such quantity of Combination Product, reimburse Gilead for Gilead’s portion of the Manufacturing Fees with respect to such quantity of Combination Product. Appropriate adjustments to the financial calculations hereunder and in any Ancillary Agreements shall be made to reflect the foregoing principles.

6.11 Commercialization Costs and Expenses. Except as otherwise expressly provided hereunder, each Party or its applicable Affiliate or Third Party Distributor shall bear all of its costs and expenses relating to its Commercialization Activities.

SECTION 7

PRICING

7.1 Pricing and Discounts in the Territory. The provisions set forth in this Section 7 shall apply to the pricing of Territory Combination Product sold by the Selling Party or any of its applicable Affiliates to any Third Party, including a Third Party Distributor. The Selling Party shall sell the Combination Product at prices that comply with this Section 7 and with the determinations of the Discount Committee (as defined below) made pursuant to the provisions of this Section 7 and Annex R. Given the close relationship between (a) the pricing of the Parties’ respective Stand-Alone Products, the TMC278 Product and Truvada, and (b) how the Parties anticipate the Territory Combination Product (TMC278 Product + Truvada) will ultimately be priced, the following pricing and reimbursement rules are necessary to facilitate the launch and pricing of the Territory Combination Product. In the absence of such rules, the Parties believe that it would be difficult to price the Territory Combination Product in a manner that protects the Parties’ respective financial interests in their Stand-Alone Products.

7.2 Discount Committee.

(a) Purpose. In order to ensure that only appropriate pricing information is communicated and that access to such information within each Party is limited, all

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

communications between the Parties to establish pricing for the Territory Combination Product shall be made solely through a special committee (the “Discount Committee” or “DC”), subject to Annex R. Except to the extent contained in the revenue reports contemplated in Annex Q, neither Party shall communicate to the other non-public pricing information concerning the Territory Combination Product or concerning any of its Single Agent Product(s) or Double Agent Product, as applicable, except through the DC and then only to the extent specifically authorized by this Agreement. No non-public information on their respective future pricing strategies shall be communicated between the Parties. The membership of the DC shall exclude employees who are responsible for determining pricing for a Party’s (or any of its Affiliates’) HIV antiviral products. The role of the DC shall be solely ministerial, i.e., to communicate necessary pricing information from one Party to the other and the DC members shall not make pricing decisions beyond the application of rules and calculations prescribed by this Agreement. Each Party is responsible for implementing internal procedures to restrict access to and use of the non-public pricing information received from the other Party so as to comply with this Agreement and Applicable Law.

(b) Members. Each Party shall appoint two (2) members of the Discount Committee. One (1) representative from each Party (the “Business Representative”) shall be an employee of such Party (or any of its Affiliates). The other representative from each Party (the “Attorney Representative”) shall be an attorney for such Party. Neither the Business Representative nor the Attorney Representative shall, at the time of his or her appointment, or at any time during his or her service on the DC, be involved, directly or indirectly, in the pricing of such Party’s (or any of its Affiliates’) antiviral products used to treat HIV infection, including any such products that are the subject of a collaboration with any Third Party (provided, that for purposes of this Section 7.2(b), duties solely with respect to accounts receivable analysis, bookkeeping and accounting shall not, without more, be deemed involvement in pricing). Such representatives shall have skills reasonably appropriate to their responsibilities and functions as members of the DC. Furthermore, each Party covenants that, for twelve (12) months immediately after an individual’s service on the DC (or for such shorter period as he or she is employed by such Party or its Affiliate), he or she will not be assigned to a function or position that involves, directly or indirectly, the pricing of such Party’s (or any of its Affiliates’) antiviral products used to treat HIV infection, including any such products that are the subject of a collaboration with any Third Party. Each Party shall have the right to approve the other Party’s proposed Business Representative and Attorney Representative on the DC (or any replacement therefor), which approval shall not be unreasonably withheld. Subject to the preceding sentence, each Party shall have the right to replace its Business Representative or Attorney Representative from time to time during the term of this Agreement, provided that the composition of the DC as so changed meets the requirements set forth above in this Section 7.2(b).

(c) Firewall Policies. Reasonably in advance of Launch of the Combination Product in the first country in the Territory, Gilead shall develop and propose to Tibotec for approval, not to be unreasonably withheld, one or more policies designed to prevent disclosure by Gilead to Bristol-Myers Squibb Company or any of its affiliates (“BMS”) or Merck & Co.,

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Inc. or any of its affiliates (“Merck”) of non-public pricing information provided to Gilead by Tibotec, and to prevent disclosure by Gilead to Tibotec of any non-public pricing information received by Gilead from BMS or Merck. Gilead may modify such policies from time to time, provided that such modifications are approved by Tibotec, such approval not to be unreasonably withheld. Gilead shall comply with any of its policies adopted pursuant to this Section 7.2(c), as modified from time to time in accordance with this Section 7.2(c) (each such policy, a “Firewall Policy”).

(d) DC Member Oversight. Each Party shall be responsible for the performance of its representatives on the DC and their compliance with the terms of this Section 7 and Annex R. Any issue regarding the functioning of the DC shall be reviewed jointly by the Parties’ respective Attorney Representatives. Each Party shall bear its own costs and expenses related to the DC, including all costs and expenses relating to the meetings of the DC, the participation of the Parties’ representatives in such meetings, communications with the other Party in connection with such meetings or matters within the authority of the DC, and travel to and from such meetings.

(e) Meetings. The Discount Committee shall meet at least each Calendar Quarter (which meeting may be conducted by telephone or videoconference equipment, so long as each attendee is able to hear the others), and as otherwise required from time to time, to determine such matters as are within the jurisdiction of the Pricing Committee as set forth in this Section 7.2.

(f) Authority. The Discount Committee shall perform only such functions as are assigned to the Discount Committee hereunder. The Discount Committee shall apply Annex R to make such calculations and determinations as are specified in Annex R.

(g) Information Exchange. The representatives of each Party on the Discount Committee shall, in connection with the calculation of any Base Price with respect to a Customer, provide the Discount Committee with (i) its Desired Component Price and (ii) such other limited pricing information, if any, with respect to such Customer as the Attorney Representatives shall agree is necessary and appropriate.

(h) Disputes. In the event that interpretation or application of this Section 7 or Annex R is necessary in order to implement the provisions of this Section 7 or Annex R, the Business Representatives shall discuss the matter with the Attorney Representatives and attempt to resolve the matter by consensus. In the event that the Attorney Representatives disagree regarding any such interpretation or application, either Attorney Representative may refer the dispute to the Executives for resolution pursuant to Section 2.4.

(i) Retention of Counsel. The Discount Committee may determine, by consensus and in its sole discretion, to retain independent legal counsel, in which case the costs and expenses of such counsel shall be shared by the Parties in accordance with their Actual Percentages.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(j) Launch Coordination Committee. In order to obtain necessary pricing approval for the Combination Product as soon as possible after receiving marketing approval to sell the TMC278 Product and submitting applications for marketing approval for the Combination Product in Major Market countries, the Parties agree that reasonably in advance of Launch in any such country that is a Permitted Launch Country, the Parties shall establish an Ad Hoc Operating Committee (each a “Launch Coordination Committee”) solely for the purpose of establishing a schedule for and coordinating logistics regarding (i) preparing and filing dossiers for price approvals for the Combination Product in such country, if applicable, (ii) establishing the Minimum Target Price, if applicable, and (iii) establishing the initial Base Price for significant potential Customers in such country. Such committee shall be comprised of representatives from each Party and shall make decisions by consensus, consent of the non-Selling Party not to be unreasonably withheld. Each Party shall inform the other Party in writing of its proposed Launch Coordination Committee members, which members shall be subject to the other Party’s consent, not to be unreasonably withheld. Such committee may, in cooperation with the Discount Committee, revise any of the applicable time periods set forth in this Section 7 or Annex R in the interest of facilitating an effective launch of the Combination Product in such country, including time periods for (A) providing Territory Pricing Information, including DCPs, to the Discount Committee or (B) responding to any Customer-requested discounts communicated through the Discount Committee with respect to the Combination Product, but shall not have authority to alter or deviate from any other provisions or rules of Section 7 or Annex R without consent of each Party, which it may grant or withhold in its sole discretion. For clarity, the Launch Coordination Committee is not intended as a substitute for the Discount Committee, shall not perform any of the functions of the Discount Committee and a Party’s members of the Launch Coordination Committee shall not discuss with, or otherwise disclose to, the other Party’s members any pricing information relating to such Party’s Stand-Alone Product or the pricing strategy for the Combination Product. At the request of either Party, its legal counsel, or at the request of both Parties, the independent legal counsel described in Section 7.2(i), shall be permitted to attend any or all meetings of a Launch Coordination Committee, for the purpose of monitoring and ensuring compliance with the rules and requirements of this Section 7.2(j) and Applicable Law.

7.3 Country-Level Pricing.

(a) In General. With respect to any given country of the Territory in which the Combination Product is sold, the Selling Party shall offer to sell the Combination Product at the Country Price for such country unless otherwise specifically provided in this Section 7. The “Country Price” in non-Price Approval Countries shall be determined in accordance with Section 7.3(b) and in Price Approval Countries shall be set in accordance with Section 7.3(c).

(b) Non-Price Approval Countries. The Country Price for the Combination Product in any non-Price Approval Country shall be 1+1 EXP [*] such Stand-Alone Product occurred, or as promptly as practicable thereafter (and shall not be in breach of Section 7.3(a) provided that it implements such change as of such date).

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Price Approval Countries.

(i) Minimum Target Price. The minimum acceptable Approved Price (the “Minimum Target Price”) to be obtained in connection with any negotiations by the Selling Party (or its applicable Affiliate) with the applicable pricing authority for the purpose of obtaining any initial Approved Price for the Combination Product in any Price Approval Country shall equal the then current 1+1 Approved Price in such country or such other price as the Parties may agree in writing. Prior to the commencement of such negotiations each Party shall provide to the other the applicable then-current Approved Price for its Stand-Alone Product. The non-Selling Party shall notify the Selling Party if it desires to include in the calculation of the Minimum Target Price a lower price than [*] and the Minimum Target Price shall automatically be adjusted to reflect such lower price. The Selling Party shall use Commercially Reasonable Efforts to obtain and maintain an Approved Price for the Combination Product that is equal to the then-current Minimum Target Price in such country. If the initial Minimum Target Price is not obtained, the Selling Party may elect not to launch the Combination Product in the applicable country and shall not launch without the consent of the other Party. Each Party shall provide the other Party through the DC notice (in advance, if possible) of any [*] and the Minimum Target Price shall automatically be adjusted to reflect such change. At Launch and thereafter, unless modified as below, the Country Price shall be the [*].

(ii) Ongoing Selling Party Price Approval Obligations for Price Approval Countries. Except as otherwise agreed by the Parties, with respect to any Price Approval Country, the Selling Party shall be responsible for managing the negotiation with the applicable authority(ies) in each such country in the Territory to obtain and maintain pricing approval and shall use Commercially Reasonable Efforts to obtain and maintain pricing approval; provided, however, that for purposes of clarity, Commercially Reasonable Efforts shall not require the Selling Party to consent to a price for the Combination Product that is lower than the Minimum Target Price for the applicable country. In conducting such negotiations, the Selling Party shall cooperate with the other Party and act in accordance with this Section 7.3(c)(ii). Upon the request of the non-Selling Party, Selling Party shall make available to the other Party a copy of the initial submission for obtaining pricing approval for the Combination Product in each country in the Territory for review in advance of its filing. Upon request of the non-Selling Party, the Selling Party shall furnish the other Party with a copy of all materials received from such authorities, together with all reports and other communications submitted by the Selling Party to such authorities, in each case solely to the extent relating to the Combination Product.

(iii) Seeking Modified Pricing Approvals; Proposed Governmental Reductions. In the event that an initial Approved Price is obtained in a Price Approval Country, [*]. If a pricing authority in a given country proposes to reduce an Approved Price for the Combination Product, the Selling Party shall use Commercially Reasonable Efforts to maintain such Approved Price at a price equal to the then-current Minimum Target Price with respect to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

such Approved Price. Any voluntary reduction of the Approved Price to a price less than the then-current Minimum Target Price shall first be approved by the non-Selling Party.

(iv) Mandatory Price Reductions. Notwithstanding any other provision of this Agreement, in the event that, following the Launch of the Combination Product in a given Price Approval Country, [*].

(d) Sub-National Pricing. If any sub-national pricing authority (such as a Canadian province) in a country in the Territory requires pricing approval that is distinct from national pricing approval in such country, or in the case in which there is no national pricing approval, negotiations with such sub-national pricing authority with respect to such sub-national pricing approval shall be subject to this Section 7 as if such pricing approval were an Approved Price and as if such sub-national pricing authority were a national pricing authority.

(e) In-Market Pricing in Third Party Distributor Countries. The Parties shall not place any restrictions on the price at which a Third Party Distributor may sell Territory Combination Product in its applicable Third Party Distributor Country.

7.4 Customer-Level Pricing and Discounts. This Section 7.4 shall cover discounts to the Country Price for any proposed sale of the Territory Combination Product to any Customer. On a Customer by Customer basis, the Selling Party shall sell the Territory Combination Product at the Base Price or the Discounted Price, rather than the Country Price, according to the terms of this Section.

(a) Base Price Setting.

(i) In General. On a Calendar Quarter basis and [*], each Party shall provide to the Discount Committee, for each Customer, its Desired Component Price. If a Party’s Desired Component Price is not so provided for a given Customer, its DCP for such Customer shall equal [*]. Each Party may set its “Desired Component Price” with respect to a Customer at any price in its sole discretion, subject to the remainder of this clause (a). For each Calendar Quarter [*] (such price, as adjusted pursuant to this Agreement, the “Base Price”). In the event that any Customer requests a price that is less than the Base Price (“Discounted Price”), Annex R shall apply. The Discount Committee shall be responsible, on an ongoing basis, for calculating and providing to the Selling Party the Base Price, as adjusted if applicable pursuant to Annex R. In no event shall the setting of the Base Price or application of Annex R result in a price that may be deemed at that time to be the “new best price” under the Medicaid “best price” calculation. The Selling Party shall not sell any Territory Combination Product to any Customer at a price, or agree to a reimbursement price for the Combination Product in connection with any formulary listing of a Customer, that is different than the Base Price in effect at the date on which the applicable contract with such Customer is executed, as adjusted pursuant to Annex R, if applicable. Notwithstanding the foregoing, if the Selling Party would be required to [*], the matter shall be considered a Discount Deadlock and referred to the Discount Committee for resolution pursuant to Annex R; pending resolution by the Discount Committee,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

the Base Price with respect to such Customer shall be [*]. The term for any agreement to sell Territory Combination Product to a Customer shall not exceed [*] or, if applicable, such longer period as is agreed pursuant to Section 2B of Annex R.

(ii) Exceptions. Notwithstanding Section 7.4(a)(i), the following shall apply:

(A) Third Party Distributors.

(1) Initial Transfer Price. For Combination Product sold by the Selling Party to a Third Party Distributor, the initial transfer price for the Combination Product to the Third Party Distributor shall be [*].

(2) [*].

(3) [*].

(4) [*].

(5) Pricing Discretion. For the avoidance of doubt, nothing in this clause (A) shall prevent the Third Party Distributor from being free unilaterally to set its selling price for the Combination Product to any customer.

(B) Wholesalers. For Combination Product sold by the Selling Party to a wholesaler, the initial price at which the Selling Party sells the Combination Product to such wholesaler shall be [*], as determined pursuant to Section 7.4(a).

(C) Medicaid.

(1) “Medicaid Sales” shall mean sales of Territory Combination Product purchased directly by Medicaid at a discount to the EXP, or sold by the Selling Party and subject to a Downstream Discount Trigger due to a subsequent sale covered by Medicaid.

(2) “Medicaid DCP” shall mean, without limitation of Section 7.4(a)(ii)(B), with respect to a given Calendar Quarter (x) [*]. Each Calendar Quarter, Tibotec shall notify Gilead of its DCP for each Customer that is a Medicaid entity as described in Section 7.4(a).

(3) Price of the Territory Combination Product. The Parties acknowledge that Medicaid will determine the price that it will pay for the Combination Product based on the WAC of the Combination Product. The Selling Party shall set the WAC for the Combination Product in the United States at [*]. The Parties acknowledge that price increases for the Territory Combination Product for Medicaid Sales will be subject to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Medicaid mandatory discounts so as to limit the effective price increase to Medicaid to increases in the Consumer Price Index – Urban (CPIU).

(4) Rebates to Medicaid Customers. Gilead shall provide to Customers that are Medicaid entities any required Medicaid discounts for the Combination Product and shall [*].

(5) [*].

(6) Revenue Share. [*] shall be used as such Party’s DCP for purposes of determining each Party’s share of revenues from Medicaid Sales to that Customer.

(7) Medicaid Changes. The foregoing provisions on sales of the Territory Combination Product into the Medicaid program are based on Medicaid laws, regulations and practices on the Effective Date. In the event of any changes to such Medicaid laws, regulations and practices, the Parties agree to negotiate in good faith replacement provisions for the allocation of the revenues from Medicaid Sales between the Parties that preserve, as nearly as possible, consistent with Applicable Law, the economic benefit to each Party as those set forth herein.

(D) Tenders. In the case of Combination Product to be sold to a governmental purchaser pursuant to a tender, in advance of the Selling Party’s participation in such tender, the Parties, through their members on the Discount Committee, shall negotiate in good faith to agree in writing on rules and procedures applicable to such tender that are consistent with Applicable Law (including without limitation all national and local statutes and other laws governing tenders in the applicable jurisdiction) and which permit the Parties legally to communicate their respective DCPs within the context of such tender (to the extent the Parties have not agreed on a method of participating in the tender that does not require such communication). In order to determine which procedures are consistent with Applicable Law, the Selling Party may discuss with the governmental purchaser in advance of the tender the Parties’ proposed methods of communicating their respective DCPs to each other or to the governmental purchaser, as applicable. To the extent possible under Applicable Law, the Discount Committee shall attempt in good faith to agree on rules and procedures applicable to such tender that permit the Parties to follow the procedures for determining a Base Price set forth in Section 7.4(a)(i). In the event that the Discount Committee is unable to agree on rules and procedures applicable to such tender, the Selling Party may offer to sell the Combination Product in such tender, but the non-Selling Party’s DCP for purposes of such tender shall be [*]. All the provisions of this Section 7.4(a)(ii)(D) shall likewise apply to any sale of Combination Product to any non-governmental purchaser pursuant to a tender if either Party reasonably believes participation in such tender on the basis of the other rules, procedures and provisions of Section 7 would violate Applicable Law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Modification of Desired Component Prices. On a Calendar Quarter basis or at such interval as the Parties may otherwise agree, for each country, as provided in Section 7.4(a), each Party shall update its Desired Component Prices, including to take account of changes to the applicable [*]. Subject to the limitations in Section 7.4(a), a Party may revise its Desired Component Price with respect to any Customer. In either case, unless otherwise agreed by the Parties in writing, the modification of a Party’s Desired Component Price with respect to a Customer shall become effective on the [*] with respect to such Customer solely with respect to future negotiations and contracts with such Customer and shall not apply to the price that is in effect under any existing contract with such Customer.

(c) Pricing Information. All information provided to the Discount Committee that is not publicly available (“Territory Pricing Information”) shall be considered Confidential Information of the disclosing Party and shall be used solely for the purpose of making the applicable calculation under Annex R, setting any applicable Base Price and making any other calculation required under this Agreement or any Ancillary Agreement and for no other purpose. Except as expressly permitted by this Section 7 or Annex R, each Party shall cause its representatives on the Discount Committee not to disclose any Territory Pricing Information of the other Party except to the Independent Accounting Expert engaged pursuant to Section 12.2, to counsel, or to other employees of the receiving Party or its Affiliates who require access to the Territory Pricing Information of the other Party in order to perform their role or function in furthering the purposes of this Agreement (“Necessary Personnel”). All Territory Pricing Information shall be segregated in locked or password protected files maintained by the Discount Committee, which files shall not be accessible by Persons other than the members of the Discount Committee and the receiving Party’s Necessary Personnel (which access of Necessary Personnel shall be solely to the extent necessary for the performance of such Necessary Personnel’s role and function in furthering the purposes of this Agreement), and each Party shall cause its representatives on the Discount Committee and any Necessary Personnel not to reference or use, directly or indirectly, any Territory Pricing Information of the other Party in pricing its or any of its Affiliates’ other products, including any such products that are the subject of collaborations with Third Parties. For the avoidance of doubt, setting the pricing of each Party’s respective Stand-Alone Product, or other combination product incorporating such Stand-Alone Product, is not a purpose of this Agreement, and no Territory Pricing Information shall be disclosed for such purpose.

(d) Review of Rules. On an annual basis, or as requested by either Attorney Representative in the event that such representative believes that this Section 7 or Annex R do not cover a scenario with respect to Territory Combination Product that needs to be addressed, the Parties shall review this Section 7 and Annex R (in each case, as most recently amended pursuant to this Section 7.4(d), if applicable) in light of the then-prevailing market conditions. If (and only to the extent that) the Parties reflect any changes to this Section 7 or Annex R, as the case may be, in a formal written amendment to this Agreement, which amendment is signed by both Parties, will such changes be effective and binding on either Party, whereupon this Section 7 or Annex R, as applicable, as so changed shall be deemed to be Section 7 or Annex R for all

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

purposes hereunder. For the avoidance of doubt, the Parties’ action or inaction under this Section 7.4(d) shall not be subject to arbitration.

(e) Government Purchasers. In the event that, following Launch of the Combination Product in a given country, a governmental purchaser [*].

(f) Shared Revenue Reduction Events. In the event and to the extent that (i) any Mandatory Reduction occurs as contemplated by Section 7.3(c)(iv), or (ii) a government purchaser imposes a purchase price for the Territory Combination Product that is lower than the Base Price with respect to such purchaser pursuant to Section 7.4(e) (each, a “Revenue Reduction Event”), then each Party’s DCP for Territory Combination Product sales affected by the Revenue Reduction Event shall be [*].

(g) Certain Shared Charges. In the event that Applicable Law, the Patented Medicine Prices Review Board (“PMPRB”), with respect to Canada, or any other similar government authority in any country in the Territory, [*] The non-Selling Party shall issue a credit note to the Selling Party as is required to achieve the allocation described in this Section 7.4(g).

7.5 Pricing and Other Contract Negotiations. As between the Parties (and their respective Affiliates), the Selling Party (and its Affiliates) shall have primary responsibility for conducting pricing and discounting negotiations (and all other contracting matters) with respect to the Combination Product with Customers in the applicable country in the Territory in accordance with this Section 7 and Annex R; provided, however, that except as otherwise agreed by the Parties in writing, subject to Section 7.3(e), the Third Party Distributor in any Third Party Distributor Country shall have all rights and responsibilities with respect to the foregoing activities. The non-Selling Party may discuss with a Customer the amount that such Party anticipates that the Selling Party will charge for the non-Selling Party’s component incorporated within the Combination Product.

7.6 Pricing of Single Agent Products/Double Agent Product. Gilead and Tibotec shall each retain sole discretion with respect to price-setting and discounts for its respective Single Agent Products and Double Agent Product. Notwithstanding the foregoing, each Party covenants that it shall act in good faith in setting the price and discounts for its respective Single Agent Products and Double Agent Product in the Territory and shall not directly or indirectly manipulate pricing or discounting arrangements of its own Single Agent Products or Double Agent Product in the Territory solely or primarily for the purpose of increasing such Party’s portion of the revenue from the Territory Combination Product.

SECTION 8

MANUFACTURING AND SUPPLY

8.1 TMC278 Supply.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(a) The Parties acknowledge and agree that, subject to Section 8.3, the Parties’ rights and obligations with respect to the supplies of the TMC278 (in API or other form) for use in the Combination Product for commercial sale in the Territory and Clinical Trial use consistent with this Agreement (other than the Combination Product Development Activities, unless TMC278 (in API or other form) initially provided for Combination Product Development Activities is to be used for commercial sale in the Territory as set forth in Section 8.1(b)) shall be as set forth in a TMC278 (in API or other form) supply agreement (the “TMC278 Supply Agreement”) to be negotiated in good faith and entered into by the Parties (or their applicable Affiliates). The Parties shall attempt in good faith to execute (or cause to be executed) such agreement within one hundred twenty (120) days after the Effective Date.

(b) Without limitation of either Party’s (or its Affiliates’) rights and obligations under the TMC278 Supply Agreement, Tibotec shall, at its sole cost and expense, supply quantities of TMC278, in such form as supplied under the MTA, to Gilead as promptly as practicable following a reasonable request from Gilead for such TMC278 for use in the Combination Product Development Activities. Gilead shall promptly notify Tibotec in the event that any quantity of TMC278 (in API or other form) supplied under the MTA for use in Combination Product Development Activities is incorporated into Territory Combination Product intended for commercial sale in the Territory; provided that no commercial sales of Combination Product shall be made until the TMC278 Supply Agreement is executed. Promptly following receipt of any such notice, Tibotec shall invoice Gilead at the Pre-Conversion Supply Price in accordance with the terms of the TMC278 Supply Agreement for the quantity of TMC278 (in API or other form) identified in Gilead’s notice and such TMC278 (in API or other form) shall be treated for all purposes (including the invoicing and payment of the Post-Conversion Supply Price) hereunder and under any Ancillary Agreement as though it were supplied by Tibotec under the TMC278 Supply Agreement.

8.2 Combination Product Supply to Tibotec. The Parties acknowledge and agree that the supply of Combination Product to Tibotec for Distribution in the Tibotec Countries (if any) shall be governed by the applicable Tibotec Distributor Agreement with respect to such country.

8.3 Supplies of Combination Product for use in Clinical Trials. In the event that the Party sponsoring or conducting a Clinical Trial (other than the bioequivalence studies covered under Section 8.1(b)) desires to use Combination Product Manufactured for sale and distribution hereunder (and does not desire to purchase such Combination Product from a Third Party), such Party may provide written notice to the other Party of its desire to use such Combination Product in such Clinical Trial, which notice shall specify the quantity of such Combination Product desired. If Gilead is the requesting Party, Gilead shall have the right to use such Combination Product and, notwithstanding anything to the contrary in this Agreement or the Ancillary Agreements, (a) the due date for the Pre-Conversion Invoice (or portion thereof) with respect to the quantity of the Supplied TMC278 corresponding to such quantity of Combination Product shall be the last day of the calendar month following the month in which such written notice was provided by Gilead hereunder with respect to such quantity of the Supplied TMC278, (b) no

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Additional Supply Price shall be due to Tibotec with respect to such quantity of Supplied TMC278 and (c) Gilead shall reimburse Tibotec for its portion of the Manufacturing Fees with respect to such quantity of Combination Product. If Tibotec is the requesting Party, Tibotec shall have the right to purchase such quantity of Combination Product for such purpose from Gilead (which quantity Gilead shall use reasonable efforts to supply to Tibotec as promptly as practical, taking into account Gilead’s Manufacturing capacity and schedule and the availability of TDF, FTC and the Supplied TMC278) at a price that compensates Gilead for the TDF and FTC contained therein at the TDF Replacement Cost and FTC Replacement Cost, respectively, plus [*], and the compensation due to Tibotec (or its Affiliate) from Gilead (or its Affiliate) under the TMC278 Supply Agreement with respect to the quantity of the Supplied TMC278 corresponding to such quantity of Combination Product shall be adjusted so that such Supplied TMC278 is provided free-of-charge (or, as elected by Tibotec, the Tibotec-entity purchasing such Combination Product shall reimburse Gilead for any amount due to Tibotec (or its Affiliate) pursuant to the TMC278 Supply Agreement for such quantity of Supplied TMC278), and Tibotec shall, in addition to paying its portion of the Manufacturing Fees with respect to such quantity of Combination Product, reimburse Gilead for Gilead’s portion of the Manufacturing Fees with respect to such quantity of Combination Product.

8.4 Additional Requirements. In the event that Applicable Law or a Regulatory Authority in the Territory imposes, with respect to the Manufacture of Combination Product (or TDF, FTC or the Supplied TMC278 contained therein) for sale or distribution in one or more countries in the Territory, a requirement that is not imposed by any of the EMEA, the European Commission and the FDA with respect to the Manufacture of the Combination Product (or such component) for sale or distribution in the European Union or United States, as applicable (an “Additional Requirement”), the Selling Party for such country that requires the Additional Requirement shall notify the non-Selling Party of such Additional Requirement. The Parties shall consider the relative costs and benefits of complying with such Additional Requirement and discuss whether, how and when to implement such Additional Requirement in order to obtain or maintain Approvals for the Combination Product in the Field in the applicable country(ies). In the event that the Parties determine to implement such Additional Requirement, the Parties shall establish an implementation plan for such Additional Requirement. Either Party’s obligation hereunder or under any Ancillary Agreement to comply with any Additional Requirement, and the allocation between the Parties of costs to be incurred pursuant to such obligations, shall be solely as agreed under such plan. In the event the Selling Party with respect to a country fails to notify the other Party of any Additional Requirement with respect to such country pursuant to this Section 8.4, the non-Selling Party shall not be liable hereunder or under any Ancillary Agreement for any failure to comply with such Additional Requirement and such a failure shall not constitute a default hereunder or under any Ancillary Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SECTION 9

LICENSE GRANTS AND RELATED COVENANTS

9.1 Licenses and Related Rights. Subject to the terms and conditions of this Agreement and any Ancillary Agreements:

(a) To Gilead.

(i) Tibotec hereby grants to Gilead a co-exclusive with Tibotec and its Affiliates, royalty-free license, with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, under the Tibotec Technology and any and all rights, title and interest that Tibotec may have in and to any Joint Technology, solely to conduct Commercialization Activities with respect to the Combination Product (but not to Exploit the TMC278 API individually or in combination other than in the Combination Product) in the Field in the Territory pursuant to and in accordance with the terms of this Agreement and any Ancillary Agreements.

(ii) Tibotec hereby grants to Gilead a co-exclusive with Tibotec and its Affiliates, royalty-free license, with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, under the Tibotec Technology and any and all rights, title and interest that Tibotec may have in and to any Joint Technology, solely to (A) Manufacture and have Manufactured the Combination Product (but not to Exploit the TMC278 API individually or in combination other than in the Combination Product) anywhere in the world for Distribution in the Field in the Territory pursuant to this Agreement, and (B) conduct development of the Combination Product (but not to Exploit the TMC278 API individually or in combination other than in the Combination Product) anywhere in the world for the purpose of obtaining or maintaining Approvals for the Combination Product in the Field in the Territory pursuant to this Agreement.

(iii) Tibotec hereby grants to Gilead an exclusive (even as to Tibotec and its Affiliates), royalty-free, fully paid-up, perpetual, irrevocable worldwide license, with the right to grant sublicenses through multiple tiers, under any and all rights, title, and interest that Tibotec and its Affiliates may have in and to any Joint Technology, solely to Exploit products (other than the Combination Product) containing TDF, FTC or both TDF and FTC, whether alone or in combination with one or more other APIs (excluding TMC278 and other pharmaceutical ingredients that are, as of the Effective Date, proprietary to Tibotec and its Affiliates), provided that such license shall not extend to (A) any portion of such product other than the TDF and/or FTC contained therein or (B) any Exploitation that constitutes a violation of Section 17.3(c).

(b) To Tibotec.

(i) Upon request, to the extent required by Applicable Law in connection with Tibotec’s (or its Affiliates’ or Third Party Distributors’) Commercialization

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Activities with respect to the Combination Product in the Tibotec Countries, Gilead shall provide written documentation, in a form acceptable to the applicable Regulatory Authority, of Tibotec’s (or its Affiliate’s or applicable Third Party Distributor’s) right to engage in Commercialization Activities with respect to the Combination Product purchased from Gilead pursuant to the applicable Tibotec Distributor Agreement (but not to Exploit the TDF or FTC APIs individually or in combination other than in the Combination Product) in the Field in the Tibotec Countries pursuant to and in accordance with the terms of this Agreement and any Ancillary Agreements.

(ii) Gilead hereby grants to Tibotec an exclusive (even as to Gilead and its Affiliates), royalty-free, fully paid-up, perpetual, irrevocable worldwide license, with the right to grant sublicenses through multiple tiers, under any and all rights, title, and interest that Gilead and its Affiliates may have in and to any Joint Technology, solely to Exploit products (other than the Combination Product) containing TMC278, whether alone or in combination with one or more other APIs (excluding TDF and FTC and other pharmaceutical ingredients that are, as of the Effective Date, proprietary to Gilead and its Affiliates), provided that such license shall not extend to (A) any portion of such product other than the TMC278 contained therein or (B) any Exploitation that constitutes a violation of Section 17.2(a).

9.2 Rights of Reference and Related Rights. Subject to the terms and conditions of this Agreement and any Ancillary Agreements, each Party hereby grants to the other Party (or its Affiliates or Third Party Distributors, as applicable), in the other Party’s capacity as the MA Holder with respect to any country in the Territory, a non-exclusive Right of Reference, with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, in such countries with regard to the Gilead Regulatory Documentation (in the case of Gilead as the granting Party) and the Tibotec Regulatory Documentation (in the case of Tibotec as the granting Party), respectively, (in each case, solely to the extent that such regulatory documentation is required to be provided to the other Party pursuant to Section 4.3) for the purpose of allowing such other Party (or its Affiliates or Third Party Distributors, as applicable), in its capacity as the MA Holder for such countries, to obtain and maintain Approvals for the Combination Product in the Field in such countries and each such granting Party agrees to provide any required signed statement to that effect in accordance with the applicable Regulatory Authority’s position on authorization to cross reference.

9.3 Sublicenses.

(a) In its contract manufacturing agreements with its contract manufacturers, Gilead shall have the right to grant such contract manufacturers a non-exclusive, royalty-free sublicense anywhere in the world, without the right to further sublicense, under the licenses granted to Gilead in Section 9.1(a), for the sole purpose of Manufacturing the Combination Product (but not the APIs thereof) for supply to either Party, its Affiliates, or any Third Party Distributor for Exploitation of the Combination Product in the Field in accordance with this Agreement and the Ancillary Agreements.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) In distribution agreements with any of its Third Party Distributors, to the extent necessary to enable such Third Party Distributor to sell the Territory Combination Product in the applicable Third Party Distributor Country, Gilead shall have the right to grant such Third Party Distributor a sublicense (which may, at the election of Gilead, be non-exclusive or exclusive, to the extent consistent with Gilead’s rights hereunder), without right to further sublicense, under the licenses granted to Gilead in Section 9.1(a) solely for Commercialization Activities in the Field with respect to the Territory Combination Product in such country.

(c) Either Party may grant sublicenses (or a further Right of Reference) under any licenses or Right of Reference granted to it pursuant to Section 9.1 or 9.2, as applicable, to any of its Affiliates.

9.4 Trademark Licenses.

(a) Subject to the terms and conditions of this Agreement and any Ancillary Agreement, Gilead hereby grants to Tibotec a non-exclusive, royalty-free, fully paid-up license, with the right to sublicense to its Affiliates, Third Party Distributors and permitted subcontractors, to use in the Tibotec Countries and any country in which Tibotec is Detailing the Combination Product hereunder (i) the Trademarks listed on Annex A-1 hereto (the “Gilead Licensed Trademarks”) for the sole purpose of conducting Commercialization Activities with respect to the Territory Combination Product (but not to Exploit the APIs thereof individually or in combination other than in the Territory Combination Product) in the Field and (ii) Gilead’s name and company logo/identifiers, in each case ((i) and (ii)) solely for use on the approved Product Label and Insert and the Local Promotional Materials. In its use of any publicly disseminated packaging, labeling, advertising and promotional materials referencing the Gilead Licensed Trademarks, Tibotec shall use the Gilead Licensed Trademarks as set forth in standards provided in writing by Gilead from time to time. Any deviation from those standards must be approved in writing by Gilead.

(b) Subject to the terms and conditions of this Agreement and any Ancillary Agreement, Tibotec hereby grants to Gilead a non-exclusive, royalty-free, fully paid-up license, with the right to sublicense to its Affiliates, Third Party Distributors and permitted subcontractors, to use in the Territory (i) the Trademarks listed on Annex A-2 hereto (the “Tibotec Licensed Trademarks”) for the sole purpose of conducting Commercialization Activities with respect to the Territory Combination Product (but not to Exploit the APIs thereof individually or in combination other than in the Territory Combination Product) in the Field and (ii) Tibotec’s name and company logo/identifiers, solely for use on the approved Product Label and Insert and the Local Promotional Materials for the Territory Combination Product. In its use of any publicly disseminated packaging, labeling, advertising and promotional materials referencing the Tibotec Licensed Trademarks, Gilead shall the use the Tibotec Licensed Trademarks as set forth in standards provided in writing by Tibotec from time to time. Any deviation from those standards must be approved in writing by Tibotec.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Subject to the terms and conditions of this Agreement and any Ancillary Agreement, Gilead hereby grants to Tibotec a non-exclusive, royalty-free, fully paid-up license, with the right to sublicense to its Affiliates, Third Party Distributors and permitted subcontractors, to use in the Tibotec Countries and any country in which Tibotec is Detailing the Combination Product hereunder the Combination Product Trademarks solely to conduct Commercialization Activities with respect to the Territory Combination Product in such countries (but not to Exploit the APIs thereof individually or in combination other than in the Territory Combination Product) in the Field solely for use on the approved Product Label and Insert and the Local Promotional Materials for the Territory Combination Product.

(d) Gilead hereby recognizes Tibotec’s right, title, and interest in and to the Tibotec Licensed Trademarks. Gilead further recognizes that this Agreement, or use of the Tibotec Licensed Trademarks in connection with this Agreement, in no way confers to Gilead any right, title, and interest in and to the Tibotec Licensed Trademarks or any other Trademarks or intellectual property rights owned by Tibotec, except as may otherwise be expressly provided in this Agreement. Tibotec hereby recognizes Gilead’s right, title, and interest in and to the Gilead Licensed Trademarks and the Combination Product Trademarks. Tibotec further recognizes that this Agreement, or use of the Gilead Licensed Trademarks or the Combination Product Trademarks in connection with this Agreement, in no way confers to Tibotec any right, title, and interest in and to the Gilead Licensed Trademarks, the Combination Product Trademarks or any other trademarks or intellectual property rights owned by Gilead, except as may otherwise be expressly provided in this Agreement. Tibotec agrees that the materials on which it uses the Gilead Licensed Trademarks shall be of similar standard as those materials on which Gilead uses the Gilead Licensed Trademarks and shall comply with Applicable Law. Gilead agrees that the materials on which it uses the Tibotec Licensed Trademarks shall be of similar standard as those materials on which Tibotec uses the Tibotec Licensed Trademarks and shall comply with Applicable Law.

9.5 Retained Rights. All (sub)license rights not specifically granted in this Section 9 or elsewhere herein or in any Ancillary Agreements are expressly reserved by each licensing Party (or its Affiliates). Any (sub)license granted in this Section 9 which is not sublicensable may be transferred or assigned by the licensee Party only in connection with a permitted assignment of this Agreement by such Party.

SECTION 10

PAYMENTS AND THIRD PARTY ROYALTIES

10.1 Research and Development Reimbursement Payments. During the term of this Agreement, Gilead shall reimburse Tibotec for its costs and expenses with respect to the TMC278 Product Development Activities conducted by, or on behalf of, Tibotec or its Affiliates that are incurred during the Calendar Years set forth in the table below in this Section 10.1 (or during Calendar Year 2012, subject to the terms set forth in this Section 10.1 after such table), up to the maximum amount set forth with respect to the applicable Calendar Year. On or before the last Business Day of each Calendar Quarter, Tibotec shall invoice Gilead for its costs and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

expenses incurred in such Calendar Quarter with respect to any TMC278 Product Development Activities conducted by, or on behalf of, Tibotec or its Affiliates during such Calendar Quarter, provided that the invoice with respect to the fourth Calendar Quarter of any applicable Calendar Year shall be submitted to Gilead no later than December 10th of such Calendar Year. Gilead shall reimburse Tibotec for the invoiced amount (up to the Maximum Amount Reimbursable for the applicable Calendar Year, as set forth below); provided that Tibotec may only invoice Gilead for such costs and expenses actually incurred during the time period to which the invoice relates (except that the invoice may include any estimated costs or expenses to be incurred from December 10th to December 31st). Tibotec shall invoice Gilead for such costs and expenses in Euros.

Time Period	Maximum Amount Reimbursable
Calendar Year 2009	[*]
Calendar Year 2010	[*]
Calendar Year 2011	[*]

If in any Calendar Year set forth above, Tibotec fails to incur (or include in the aforesaid estimate) costs and expenses with respect to the TMC278 Product Development Activities conducted by, or on behalf of, Tibotec or its Affiliates that, in the aggregate for such Calendar Year, equal or exceed the Maximum Amount Reimbursable for such Calendar Year, then the difference between such Maximum Amount Reimbursable and such aggregate actual and estimated costs and expenses shall be added to the Maximum Amount Reimbursable for the subsequent Calendar Year so that such Maximum Amount Reimbursable is increased by the amount of such difference. (For a carry-over from Calendar Year 2011 to Calendar Year 2012, such difference shall constitute the Maximum Amount Reimbursable for Calendar Year 2012.) For clarity, no amounts may be so carried over to any Calendar Year after Calendar Year 2012.

10.2 Manufacturing Fees. Following the end of any month in which any Manufacturing Stage has been completed for any quantity of Territory Combination Product, Gilead shall invoice Tibotec in U.S. Dollars for an amount equal to [*]. For clarity, any amounts paid or payable pursuant to this Section 10.2 shall be subject to adjustment pursuant to Section 10.3.

10.3 Year-End Manufacturing Fee Adjustments. With respect to each Calendar Year, in the event that the aggregate amount invoiced to Tibotec pursuant to Section 10.2 for its portion of any Manufacturing Fees in such Calendar Year exceeds the Annual Manufacturing Fees (as defined in Annex K) [*] for such Calendar Year (such amount, the “Tibotec Portion”), then Gilead shall issue a credit note for the difference between such aggregate amount invoiced and the Tibotec Portion to Tibotec no later than the January 31 after the end of such Calendar Year, which credit note shall be creditable against any future Manufacturing Fees due pursuant to this Agreement. With respect to each Calendar Year, in the event that such aggregate amount

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

is less than the Tibotec Portion, Gilead shall provide an invoice to Tibotec for such difference no later than the January 31 after the end of such Calendar Year.

10.4 Payments to Gilead.

(a) Subject to Section 10.4(c), on a country-by-country basis for each country in the Territory in which the Combination Product has been launched, for sales on and after the first day of the Calendar Quarter following [*] with respect to such country, Tibotec shall pay to Gilead during the term of this Agreement an amount calculated in accordance with paragraph 1 of Annex J.

(b) Subject to Section 10.4(c), on a country-by-country basis for each country in the Territory in which the Combination Product has been launched, Tibotec shall pay to Gilead during the term of this Agreement an amount calculated in accordance with paragraph 2 of Annex J.

(c) [*].

(d) The amounts due under Section 10.4(a) and (b) shall be paid by Tibotec to Gilead for each Calendar Quarter within forty-five (45) days after the end of such Calendar Quarter. Each such payment shall be accompanied by a statement for such Calendar Quarter of the amount paid and the calculation of such amount, including the details specified on Annex J for each applicable country.

10.5 Other Payments. Unless otherwise agreed by the Parties, and except as otherwise provided in this Section 10, (a) each Party promptly shall invoice the other Party for any amounts due under this Agreement and (b) each Party shall pay any valid invoice provided by the other Party pursuant to this Section 10 within thirty (30) days after receipt of such invoice.

10.6 Expired and Returned Product. If Gilead (or its applicable Affiliate) is unable to sell any quantities of Territory Combination Product packaged and labeled for countries in the Territory in which Gilead is the Selling Party in its reasonable discretion on account of product expiry (or short remaining shelf-life, as applicable), or such Combination Product is otherwise returned by a Customer (and such Customer is entitled to a credit in connection with such return pursuant to Gilead’s (or its Affiliate’s) applicable standard return policy (published and in effect immediately prior to such return)) to Gilead (or its applicable Affiliate), and cannot be resold (any such Combination Product that cannot be so sold or is so returned and cannot be resold, “Gilead Expired/Short-Dated Product”), then (a) Gilead shall destroy such Combination Product (which destruction shall be in accordance with Applicable Law), (b) within ten (10) Business Days following the end of each calendar month, Gilead shall notify Tibotec of the quantity, if any, of Gilead Expired/Short-Dated Product designated, during such calendar month, for destruction (pursuant to Gilead’s standard operating procedures), and (c) with respect to any Gilead Expired/Short-Dated Product, (i) notwithstanding anything in this Agreement or any Ancillary Agreement, the Manufacturing Fees that were incurred for any Gilead Expired/Short-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Dated Product shall be borne, [*]. The Parties shall coordinate in good faith to determine the timing and mechanics for effecting the foregoing adjustments and payments. With respect to any Tibotec Country(ies), the applicable Tibotec Distributor Agreement (if any) shall include provisions to achieve a risk allocation analogous to that set forth under this Section 10.6 when applied to Tibotec as the Selling Party.

10.7 Lost TMC278. Gilead shall notify Tibotec in writing on a monthly basis of any Supplied TMC278 that becomes Lost TMC278 (as defined in Annex P) in such month, which notice shall specify the quantity of such Lost TMC278. Notwithstanding anything to the contrary in this Agreement or the Ancillary Agreements, the compensation due to Tibotec (or its Affiliate) from Gilead (or its Affiliate) under the TMC278 Supply Agreement with respect to the quantity of Lost TMC278 shall be adjusted so that [*]. Gilead shall pay such [*] with respect to the quantity of Lost TMC278 for a given month thirty (30) days following the end of the month in which such Supplied TMC278 became Lost TMC278.

10.8 Payment Terms.

(a) Except as expressly set forth herein or otherwise agreed by the Parties in writing, all amounts due hereunder shall be invoiced in U.S. Dollars and shall be paid in U.S. Dollars by wire transfer or electronic funds transfer to such bank account as the payee Party may designate from time to time by notice to the payor Party. Any amounts due hereunder shall be paid in the currency in which such amounts are invoiced.

(b) Notwithstanding paragraph (a) above, payments pursuant to Section 10.4(a) or 10.4(b) shall be made in the same currency as the [*]; provided that (i) such currency is a Hedge-able Currency and (ii) the aggregate of such payments in all countries in such currency in the applicable Calendar Year (with respect to a given currency, “[*]”) is forecasted (in the first forecast for a Calendar Year that is provided by Tibotec as described below) to be [*] or more. For any payments pursuant to Section 10.4(a) or 10.4(b) that do not meet the criteria set forth in the foregoing proviso (i.e., do not meet the threshold or are [*] in a non-Hedge-able Currency), such payment shall be made in U.S. Dollars, converted into U.S. Dollars using the standard methodology described in Section 10.9(b), but based on exchange rates reported using the Bloomberg service described in Section 10.9(a). For clarity, once determined pursuant to this clause (b) for a given country, the applicable currency for payments pursuant to Sections 10.4(a) and 10.4(b) with respect to such country for a given Calendar Year shall not be altered, even if such forecast of the [*] for such currency proves to be inaccurate. On or before the 31st of October of each Calendar Year, Tibotec shall provide to Gilead a good faith forecast of the [*] for the upcoming Calendar Year for each Hedge-able Currency, which forecast shall be broken down by Calendar Quarter and stated in the applicable Hedge-able Currency, and the applicable payment currency for purposes of Sections 10.4(a) and 10.4(b) for each country that has such Hedge-able Currency shall be determined based on such forecast. Tibotec shall update such forecast on or before June 30th of each Calendar Year as set forth in Annex Q. “Hedge-able Currency” means any of the following: [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

10.9 Currency.

(a) At the end of each month, including for the purpose of all end-of-month calculations, Net Sales and Net Selling Prices for the Combination Product shall be converted into U.S. Dollars using the actual average daily exchange rate for such month for converting the applicable currency into U.S. Dollars, as such rate is reported in Bloomberg Professional (R) service application.

(b) For all purposes (hereunder and under any Ancillary Agreement) other than making the calculations described in Section 10.9(a), the Party responsible for making any currency conversions shall, in a manner consistent with its then-current standard worldwide currency conversion methodology, convert the applicable amounts incurred or sold, as the case may be, into the applicable currency.

(c) Except as otherwise provided in this Agreement, any invoices (or credit notes) and payments provided or made hereunder that constitute adjustments to any invoices or payments made pursuant to any Ancillary Agreement shall be provided or made, as applicable, in the currency in which the corresponding invoices or payments under such Ancillary Agreement are required to be provided or made pursuant to such Ancillary Agreement.

(d) Notwithstanding this Section 10.9 or any Ancillary Agreement, the Parties may, by mutual written agreement, modify (i) the applicable currency for invoicing and payments provided or made hereunder or under any Ancillary Agreement, or (ii) the manner in which any currency conversion is to be made hereunder or under any Ancillary Agreement.

10.10 Interest. Interest on any payments due and owing pursuant to this Agreement that are not timely made shall accrue from the date such payments are due at the lesser of (a) an annual rate equal to the sum of (i) the prime rate of interest in force on the date the payment is due as published in The Wall Street Journal (Eastern United States Edition) (in the case of payments to be made in United States dollars) or the European Central Bank main refinancing rate (as published in the Central Bank and Financial Services Authority for Ireland website www.centralbank.ie) (in the case of payments to be made in any currency other than United States dollars) and (ii) [*] and (b) the maximum rate of interest permissible under Applicable Law. For clarity, interest on any disputed payments or amounts due under this Agreement, including amounts determined to be due pursuant to an audit or adjustment as set forth in Section 12, shall be calculated as specified in this Section 10.10, provided that interest shall accrue on such payments or amounts from the date such payment or amount was originally due hereunder.

10.11 Taxes. Each Party shall be responsible for any and all sales, use, excise, value added, goods and services and similar taxes and charges imposed with respect to any payments to such Party by the other Party pursuant to this Section 10, and each Party shall be responsible for any taxes (including any such taxes imposed by way of withholding) in the nature of income or franchise taxes or based on or measured by gross or net income imposed with respect to its income. Each Party shall pay to the proper taxing authority any and all withholding taxes or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

similar charges imposed by any governmental unit that are required to be withheld from any amounts due to the other Party pursuant to this Section 10, and proof of payment of such taxes or charges shall be secured and sent to such other Party as evidence of such payment. All amounts withheld and paid by a Party pursuant to the immediately preceding sentence with respect to taxes for which the other Party is responsible pursuant to the first sentence of this Section 10.11 shall be paid for the account of such other Party and deducted from the amounts due from the paying Party to such other Party pursuant to this Section 10.

10.12 Royalty Payments to Third Parties.

(a) If a Patent of any Third Party is or would be infringed or any such Person’s trade secrets are or would be misappropriated solely as a direct result of (i) TDF, FTC or both TDF and FTC being incorporated into the Combination Product (where, for purposes of clause (i) of this Section 10.12(a) and Section 10.12(b), “incorporation” shall be construed to mean the presence of an API in the Combination Product, not the process whereby such API is included in the Combination Product or the formulation of the Combination Product and “incorporated” shall be construed in a corresponding manner), or (ii) the process whereby TDF or FTC is included in the Combination Product, or (iii) the formulation of the Combination Product, then Gilead shall be solely responsible for any royalty, license fee or other payment obligation to such Person in connection with any such infringement or misappropriation in connection with the Territory Combination Product (or the TDF or FTC included therein) or any other activities conducted hereunder or under any Ancillary Agreement.

(b) If a Patent of any Third Party is or would be infringed or any such Person’s trade secrets are or would be misappropriated solely as a direct result of the Supplied TMC278 being incorporated in the Territory Combination Product, then Tibotec shall be solely responsible for any royalty, license fee or other payment obligation to such Person in connection with any such infringement or misappropriation in connection with the Territory Combination Product (or the Supplied TMC278 included therein).

(c) In the event that either Party (a “License Requesting Party”) believes in good faith that the Manufacture and supply of the Territory Combination Product (other than the Manufacture and supply of TDF, FTC or the Supplied TMC278) or the performance of either Party’s activities with respect to the Territory Combination Product hereunder requires a license to quiet infringement of any Patent or other intellectual property of any Third Party (other than a Patent for which one of the Parties has responsibility for royalties, fees and other payment obligations pursuant to Section 10.12(a) or Section 10.12(b), and other than a Patent or other intellectual property for which such Party already has a license) (each, an “Additional Required License”), such Party shall notify (prior to contacting the Third Party, if practicable, and in any event prior to entering into any agreement with respect to such Additional Required License) the other Party in writing and the Parties shall consider in good faith whether one or both of such Parties shall enter into licensing negotiations with respect to such Patent or other intellectual property and if so, shall coordinate in good faith with respect to such matter to the extent mutually agreed. In connection with one or both of the Parties entering into any Additional

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Required License, the Parties shall negotiate in good faith to determine appropriate terms of such license, including the term, the scope and the rights to the licensed intellectual property. Any royalties, fees or other similar payment obligations that may arise under an Additional Required License, to the extent relating to the Combination Product sold hereunder, shall be shared by the Parties [*]. If the Parties cannot agree on whether to obtain an Additional Required License or the appropriate terms therefor, Gilead shall have the right to obtain the Additional Required License and the immediately preceding sentence shall apply except to the extent that Tibotec establishes that such royalties, fees or other similar payment obligations are unreasonable under the circumstances.

(d) Nothing herein shall be construed to prevent either Party or any of its Affiliates from entering into any in-license agreement with respect to the Combination Product or otherwise; provided, however, that in the event that a Party desires to enter into such an in-license agreement with respect to the Combination Product, such Party shall comply with Section 10.12(c), provided, further however, that if the license in question is not an Additional Required License, the other Party shall have no obligation to bear any cost thereof.

SECTION 11

FINANCIAL CALCULATIONS AND ADJUSTMENTS

11.1 Calculations. Any obligation of a Party hereunder to make any calculation or to provide the results of such calculation, which calculation requires any information that the other Party is obligated to provide hereunder, shall be subject to receipt of such information from such other Party. In the event that delivery of any such information to the Party performing such calculation is delayed, the deadline for performing such calculation and providing the results of such calculation shall be extended for a period of time corresponding to such delay.

11.2 Working Percentages. The Working Percentages for each Calendar Year shall be determined as set forth in Annex H.

11.3 Actual Percentages. Gilead shall calculate the Actual Percentages with respect to each Calendar Year in accordance with Annex I. Gilead shall use reasonable efforts to provide such percentages to Tibotec no later than January 31 after the end of such Calendar Year.

11.4 Establishment of API Replacement Costs. For each Calendar Year, on or before November 15 prior to such Calendar Year, Tibotec shall notify Gilead in writing of the TMC278 Replacement Cost for such Calendar Year and Gilead shall notify Tibotec in writing of the TDF Replacement Cost and the FTC Replacement Cost for such Calendar Year. Tibotec shall calculate the TMC278 Replacement Cost and Gilead shall calculate the TDF Replacement Cost and FTC Replacement Cost, in each case, for each such Calendar Year (and any adjustments thereto) in accordance with Annex O based on the applicable Party’s good faith estimate of the cost of replacing the applicable API during such Calendar Year.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

11.5 Establishment/Adjustment of the Supply Prices. Subject to the other terms and conditions of this Agreement, the TMC278 Supply Agreement shall provide that, with respect to any quantity of Supplied TMC278, Tibotec shall issue, and Gilead shall pay, a Pre-Conversion Invoice and a Post-Conversion Invoice in accordance with the terms and procedures set forth on Annexes M and N such that Gilead pays to Tibotec the Post-Conversion Supply Price for the Supplied TMC278. On a monthly basis, no later than the tenth (10th) Business Day after the end of each month, Gilead shall calculate the Post-Conversion Supply Price for Supplied TMC278 corresponding to Combination Product for which Triggering Sales occurred in such month in accordance with Annex N, and shall provide such Post-Conversion Supply Price to Tibotec. All Pre-Conversion Supply Prices and Post-Conversion Supply Prices shall be calculated in U.S. Dollars.

11.6 [*]. For each Calendar Quarter following the [*] with respect to a given country in the Territory, this Section 11.6 shall apply with respect to such country as follows:

(a) the Specified Percentage with respect to the Territory Combination Product sold in such country shall be modified to [*] with respect to such country; or

(b) the Specified Percentage with respect to the Territory Combination Product sold in such country shall be modified to [*];

provided, however, that in the case of a [*] in such country for purposes of Annex J and this Section 11.6.

[*].

11.7 Payment Terms and Related Matters.

(a) All TMC278 Invoices shall be issued and paid in U.S. Dollars.

(b) Within ten (10) Business Days after the end of each month, with respect to any Triggering Sales of Combination Product by Gilead in the Territory occurring in such month, Gilead shall notify Tibotec of the due date of any TMC278 Invoice (or portion thereof) for which a due date is established due to any such Triggering Sale, which due date Gilead shall calculate in accordance with Annex M. Such due date shall constitute the due date for payment of the applicable TMC278 Invoice under the TMC278 Supply Agreement. For clarity, (i) this Section 11.7(b) is intended to apply to TMC278 Invoices for Combination Product sold to all Customers, including Third Party Distributors and (ii) the due date calculated in accordance with Annex M with respect to any Triggering Sale shall apply to both the portion of the Pre-Conversion Invoice and the portion of the Post-Conversion Invoice with respect to a given quantity of Supplied TMC278 that corresponds (based on the Estimated Yield Rate) to such Triggering Sale.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) The Parties acknowledge and agree that Pre-Conversion Invoices shall become due on a first-in, first-out basis (as set forth in Annex M) and a portion of a Pre-Conversion Invoice may be due earlier than the remainder of such invoice. For clarity, this Section 11.7(c) is intended to apply to Pre-Conversion Invoices corresponding to Combination Product sold to all Customers, including Third Party Distributors.

(d) In the case that the Selling Party determines, consistent with GAAP and its ordinary course of business, that any amounts due from a Third Party with respect to any Triggering Sale of the Territory Combination Product with respect to any country for which it is the Selling Party constitute bad debt such that a write-off of such amounts will occur, then such amounts, to the extent subject to a write-off, shall be treated as follows: [*], in the case of Gilead as the Selling Party. Further, if the Selling Party subsequently collects any amounts previously written off as bad debt (pursuant to the preceding sentence) from a Third Party with respect to any quantity of Combination Product, the adjustment made pursuant to the immediately preceding sentence shall be reversed with respect to such quantity of Combination Product.

(e) If Tibotec becomes the Selling Party in any country in the Territory, the Parties shall amend this Agreement to address the matters described in this Section 11.7 as they apply to invoices for the Combination Product issued by Gilead or its applicable Affiliate pursuant to any Tibotec Distributor Agreement (to the extent that such matters are not addressed in any such Tibotec Distributor Agreement).

11.8 Annual Adjustments for Yield. The Parties shall make the annual adjustments set forth in Annex L, an example of which is set forth, for illustrative purposes only, therein.

11.9 Required Information. Without limitation of any reporting obligations set forth in Section 7.4(a) or any Ancillary Agreement, the applicable Party(ies) shall provide the reports specified on Annex Q at the times set forth thereon.

SECTION 12

FINANCIAL RECORDS

12.1 Financial Records. Each Party shall, and shall cause its applicable Affiliates, Third Party Distributors and any third party distributors of Truvada or the TMC278 Product, as applicable, to, keep complete and accurate books and records pertaining to information provided to the other Party pursuant to Section 7.4(a), 11.5 or 11.9 (or required to determine that the DCPs provided by such Party comply with the terms of this Agreement). Each Party shall keep, and cause its applicable Affiliates to keep, complete and accurate books and records pertaining to the determination of the Manufacturing Fees, the determination of any API Replacement Cost and any other amounts that one Party (or its Affiliates) may owe to the other Party (or its Affiliates) hereunder or under any Ancillary Agreement. Each Party shall, and shall cause its applicable Affiliates, Third Party Distributors and third party distributors of Truvada or the TMC278 Product, as applicable, to, keep such books and records for the longer of (a) three (3) years after the Calendar Quarter in which the applicable sales occurred or such costs and expenses were

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

invoiced, (b) the expiration of the applicable statute of limitations for tax purposes (or any expiration thereof) or (c) such longer period as may be required by Applicable Law.

12.2 Audit; Independent Accounting Expert.

(a) Confidentiality. The Independent Accounting Expert shall be bound by commercially reasonable written confidentiality and non-use obligations to the Parties.

(b) Mutually Agreed Audits. Unless otherwise agreed by the Parties in writing, the Parties shall engage an Independent Accounting Expert to confirm, for each Calendar Year during the term of this Agreement, the accuracy of (i) any calculation by the Discount Committee, (ii) any pricing or discounting information provided to the Discount Committee or to either Party by the other Party pursuant to Section 7.4 or Annex R, and (iii) any information of a Party or its Affiliates that is required to determine that the DCPs provided by such Party comply with the terms of this Agreement (including, for any Calendar Quarter up to and including the [*]. The Parties shall mutually agree in writing on the desired scope of such audit. The Independent Accounting Expert shall conduct such other audits as mutually determined by the Parties in writing to confirm the accuracy of any financial data provided by or on behalf of either Party pursuant to Section 11.9.

(c) Party Initiated Audits. Without limitation of Section 12.2(b), upon the request of either Party (the “Initiating Party”), the Independent Accounting Expert shall audit the other Party (the “Audited Party”) and its applicable Affiliates to examine (subject to Section 12.2(d)) the books and records maintained by such Person pursuant to Section 12.1 to verify (i) any amounts reimbursable by the auditing Party hereunder or under any Ancillary Agreement, (ii) the determination of any API Replacement Cost, (iii) in the case of Gilead as the Audited Party, the Manufacturing Fees, (iv) any calculations required to be made pursuant to this Agreement, (v) any information or reports of such other Party provided pursuant to this Agreement, (vi) any information subject to the annual audit contemplated in Section 12.2(b), including the accuracy of such information from time to time with respect to one or more Customers, and (vii) the accuracy of any information provided by or on behalf of any Party pursuant to Section 11.9 to the other Party to the extent that such information is used in any calculation hereunder with respect to the portion of costs and expenses borne, or revenue obtained, by the Initiating Party or any of its Affiliates hereunder or under any Ancillary Agreement. The Initiating Party shall conduct an audit the scope of which is commensurate with the underlying matters being audited as itemized in this Section 12.2(c) clauses (i) - (vii).

(d) Limitations. Notwithstanding the foregoing Sections 12.2(b) and 12.2(c), (i) the audit rights set forth in Section 12.2(b) and Section 12.2(c) shall terminate with respect to information provided by or on behalf of any Party three (3) years after such information is so provided and (ii) the Independent Accounting Expert may not audit a Party or any of its Affiliates under Section 12.2(c) more than once per Calendar Year or more than once for any period; except that a Party may request and conduct an additional audit with respect to a given

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

period, which period has been previously audited under Section 12.2(c), if such request is made in good faith for the purpose of determining a matter that was not determined by the prior audit.

(e) Consequences of Inaccurate DCPs. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, (i) NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER PARTY FOR DAMAGES AND (ii) NO ADJUSTMENTS SHALL BE MADE PURSUANT TO SECTION 12.2(i), IN EITHER CASE DUE TO THE PROVISION OF INACCURATE PRICING OR DISCOUNT INFORMATION TO THE DISCOUNT COMMITTEE (OR, FOR ANY CALENDAR QUARTER UP TO AND INCLUDING THE [*], EXCEPT TO THE EXTENT THAT SUCH BREACH OR LACK OF COMPLIANCE AROSE FROM THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF SUCH PARTY OR ITS AFFILIATES.

(f) Scope of Auditable Information. Unless otherwise agreed by the Audited Party, the books and records maintained pursuant to Section 12.1 or described as auditable under Section 12.2(b) or 12.2(c) shall constitute the sole books and records that shall be auditable in connection with any audit by the Independent Accounting Expert pursuant to this Section 12.2.

(g) Report of Findings. The Independent Accounting Expert shall notify the Parties of its determinations pursuant to this Section 12.2; provided, however, that the Independent Accounting Expert shall not share with either Party (or any of its Affiliates) any information provided to the Independent Accounting Expert by the other Party (or any of its Affiliates).

(h) Costs. The Audited Party shall bear the fees and costs of the Independent Accounting Expert in connection with any audit pursuant to this Section 12.2, if the Independent Accounting Expert determines, in connection with such audit, that the Audited Party provided inaccurate information pursuant to Section 11.9 or in reporting Manufacturing Fees or other information hereunder (other than inaccurate pricing or discount information), which inaccurate information caused an underpayment by the Audited Party or overpayment by the Auditing Party hereunder or under any Ancillary Agreement with respect to a given Calendar Year of [*] or more. Except as provided in the foregoing sentence or as otherwise agreed by the Parties in writing, (i) in the case of an audit pursuant to Section 12.2(b), any amounts paid to an Independent Accounting Expert to perform the activities described in this Section 12 shall be shared by the Parties based on their Actual Percentages and (ii) in the case of any audit pursuant to Section 12.2(c), any such amounts paid to an Independent Accounting Expert shall be borne by the Initiating Party.

(i) Adjustments. Except as otherwise provided in Section 12.2(e), in the event that the Independent Accounting Expert determines, pursuant to this Section 12.2, that any Party provided any inaccurate information, the Parties shall coordinate to recalculate any amounts due hereunder or under any Ancillary Agreement based on the corrected data, as provided by the Independent Accounting Expert, and to make any payments that may be required to ensure that costs and expenses and revenues are shared in accordance with such recalculations

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(and the other applicable terms of this Agreement or such Ancillary Agreement); [*]. Other than the foregoing reapportionment, no other adjustments are intended to be made to account for, or as a result of, the Corrected Revenue Share (e.g., no adjustments to the Actual Percentages).

(j) Cooperation. Each Party and the Discount Committee shall cooperate with the Independent Accounting Expert and (upon the Independent Accounting Expert’s entry into an appropriate confidentiality agreement) provide him or her with the data necessary to make the requisite calculations under this Section 12.2.

SECTION 13

SAFETY DATA EXCHANGE AGREEMENT; PRODUCT RECALL AND WITHDRAWAL

13.1 Generally. Subject to the terms of this Agreement, within ninety (90) days after the Effective Date, Tibotec and Gilead (under the guidance of their respective pharmacovigilance departments, or equivalents thereof) shall cooperate in good faith to discuss and develop mutually acceptable guidelines and procedures for the investigation, exchange, receipt, recordation and communication (as between the Parties and their Affiliates) of safety-related information with respect to the Combination Product, and to set forth such guidelines and procedures in a written agreement between the Parties (the “Safety Data Exchange Agreement” or “SDEA”). In connection with entering into any Third Party Distributor Agreement, the Selling Party shall ensure that it and the applicable Third Party Distributor enter into an appropriate safety data exchange agreement consistent with the terms of the SDEA. Gilead shall, at its expense, maintain the global safety database with respect to the Combination Product.

13.2 Notification and Recall.

(a) Notification. In the event that either Party becomes aware that any governmental agency or authority has issued or requested a recall or market withdrawal or taken similar action in connection with the Combination Product anywhere in the world, or in the event that either Party determines that such a recall or market withdrawal of the Combination Product may be necessary or advisable, such Party shall notify the other Party thereof by telephone, within twenty-four (24) hours of becoming aware of such request, action or determination. Each Party shall also notify the other (i) in the event of the issuance by such Party of an FDA field alert or similar alert or foreign equivalent thereof (in which case the Party issuing such field alert shall notify the other Party at the same time as the applicable governmental agency or authority) with respect to the Combination Product or any of such Party’s Single Agent Product(s) (or, in the case of Tibotec, any Other TMC278 Product, if the reason for such field alert is reasonably likely to affect the Combination Product) or Double Agent Product, and (ii) within twenty-four (24) hours of such Party’s receipt of any communication from any governmental agency or authority regarding a potential recall or market withdrawal of the Combination Product or any of such Party’s respective Single Agent Product(s) (or, in the case of Tibotec, any Other TMC278 Product, if the reason for such communication is reasonably likely to affect the Combination Product) or Double Agent Product anywhere in the world.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Decision to Recall or Withdraw. Within a period of time reasonable under the circumstances after the date of a notice given pursuant to the first sentence of Section 13.2(a) that relates to, or otherwise has implications for, the Exploitation of the Territory Combination Product in any country(ies) in the Territory, for each country in the Territory, the Selling Party with respect thereto shall recall or withdraw the Territory Combination Product in such country if the Recall/Withdrawal Criteria (described below) are met with respect to such country. In such a case, the Selling Party shall determine in its reasonable judgment (i) the extent to which to conduct such recall or withdrawal (where such determination shall be made by the Selling Party, in its reasonable judgment, based on the circumstances (e.g., a discrete Manufacturing non-conformity would justify a recall with respect to the applicable quantities of Combination Product, but not a market withdrawal of the Combination Product from such country)), (ii) the breadth, extent and level of customer to which any such recall or withdrawal shall reach, (iii) the strategies and notifications to be used, and (iv) other related matters with respect to the conduct of such recall or withdrawal. The “Recall/Withdrawal Criteria” shall be deemed to have been met in any country in the Territory if (A) the recall or withdrawal is mandated by any Regulatory Authority, (B) the Selling Party reasonably determines to recall or withdraw the Territory Combination Product, or the non-Selling Party reasonably requests such recall or withdrawal in writing, and such determination by the Selling Party, or such request by the non-Selling Party, is made: (v) for failure of the Territory Combination Product to meet the specifications therefor, (w) with a reasonable basis to conclude that material harm to patients may occur in the absence of such recall or withdrawal, (x) in the event the Manufacture of the Territory Combination Product sold in such country does not comply with Applicable Law, (y) on account of safety issues with respect to the Territory Combination Product or either Party’s Single Agent Product(s) or Double Agent Product, as the case may be, including, in the event of a withdrawal of any Single Agent Product(s) or Double Agent Product, as the case may be, from markets in the European Union or the United States for safety concerns, or (z) on account of a Regulatory Authority mandating a withdrawal of either Party’s Single Agent Product(s) or Double Agent Product, as the case may be, from markets in the European Union or the United States or (C) the Parties mutually agree in writing to recall or withdraw the Territory Combination Product in the applicable country(ies).

(c) Product Withdrawal. Without limitation of Section 13.2(b), the Parties may, for commercial reasons or otherwise, mutually determine to withdraw the Combination Product from the market in one or more countries in the Territory (and to recall the Combination Product in connection therewith, if applicable). If the reason for such market withdrawal is based on any of the Recall/Withdrawal Criteria, such withdrawal shall be conducted in accordance with Section 13.2(b). In all other cases of mutually agreed upon market withdrawal, the Selling Party shall, upon receiving any necessary or appropriate approval from the applicable Regulatory Authority(ies), cease selling (and cause its subdistributors and Third Party Distributors, as applicable, to cease selling) the Combination Product in such country(ies) in the Territory and the Selling Party shall determine whether, and if so how, to recall any Combination Product already on the market in such country(ies).

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(d) Conduct of Recall or Withdrawal. Subject to Section 13.3, without limitation of Section 13.2(b), any withdrawal or recall with respect to the Combination Product in any country in the Territory required or agreed upon by the Parties pursuant to this Section 13.2 shall be conducted by the Selling Party with respect to such country (or in the case of a country in which a Third Party Distributor is the distributor in such country, the Selling Party shall cause the Third Party Distributor to conduct such product recall or withdrawal) with reasonable cooperation from the other Party, regardless of whether the other Party requested such withdrawal or recall.

(e) Regulatory Filings; Required Reporting. In the case of any recall or withdrawal of the Territory Combination Product in any country in the Territory, the Selling Party with respect to such country shall make (or cause to be made) such regulatory filings with Regulatory Authorities in such country as may be required to effect such recall or withdrawal.

(f) Reporting and other Actions Required by Applicable Law. Nothing set forth in this Section 13.2 shall be construed as restricting the right of either Party to make a timely report of such matter to any government agency or take other action that it deems appropriate or required by Applicable Law.

13.3 Recall Expenses. Each Party (the “Responsible Party”) shall bear any and all Recall Expenses with respect to any recall or withdrawal that (a) is caused by one or more of the following: (i) such Party’s (or its Affiliate’s) negligence, gross negligence or willful misconduct or omission, (ii) safety issues with respect to its APIs, (iii) breach by such Party (or its Affiliate or subcontractor) of this Agreement or any Ancillary Agreement, or (iv) any event occurring while the Territory Combination Product is under the control of such Party (or its Affiliate) hereunder or under any Tibotec Distributor Agreement; and (b) is not caused or occasioned by any of the following: (i) the other Party’s (or its Affiliate’s) negligence, gross negligence or willful misconduct or omission, (ii) safety issues with respect to the other Party’s APIs, (iii) the breach by the other Party (or its Affiliate or subcontractor) of this Agreement or any Ancillary Agreement, or (iv) any event occurring while the Territory Combination Product is under the control of the other Party (or its Affiliate) hereunder or under any Tibotec Distributor Agreement (such a recall or withdrawal, a “Party-Specific Recall/Withdrawal”). Any Recall Expenses that are not exclusively borne by one of the Parties pursuant to the preceding sentence shall be borne by the Parties [*] with respect to the Territory. In addition, if any existing Territory Combination Product is rendered unusable as a result of a recall or withdrawal (either by way of a return resulting in unusable Territory Combination Product or an inability to make future sales of Territory Combination Product in inventory) (“Recalled Product”), the following shall apply with respect to the Recalled Product (and the quantity of APIs contained therein): [*].

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SECTION 14

INTELLECTUAL PROPERTY RIGHTS

14.1 Ownership of Intellectual Property.

(a) Gilead Intellectual Property. Tibotec shall have no right, title, and interest in and to the Gilead Technology, the Gilead-Owned Collaboration Inventions (including any Patents claiming or covering a Gilead-Owned Collaboration Invention) and the Gilead Regulatory Documentation, except such licenses and other rights as are granted to Tibotec in this Agreement and the Ancillary Agreements.

(b) Tibotec Intellectual Property. Gilead shall have no right, title, and interest in and to the Tibotec Technology, the Tibotec-Owned Collaboration Inventions (including any Patents claiming or covering a Tibotec-Owned Collaboration Invention) and the Tibotec Regulatory Documentation, except such licenses and other rights as are granted to Gilead in this Agreement and the Ancillary Agreements.

(c) Clinical Data. Subject to the license and other rights granted to the other Party in this Agreement and the Ancillary Agreements, as among the Parties and their Affiliates, each Party shall own all right, title, and interest in and to any Clinical Data generated by or on behalf of such Party or its Affiliates to the extent such Clinical Data is the Confidential Information of such Party.

(d) Joint Intellectual Property. Subject to the licenses and other rights granted under this Agreement and the Ancillary Agreements, as among the Parties and their Affiliates, the Parties shall jointly own all right, title and interest in and to the Joint Technology and Joint Collaboration Inventions. Subject to the licenses and other rights granted under this Agreement and the Ancillary Agreements, each Party may independently Exploit its rights in the Joint Technology and Joint Collaboration Inventions without the consent of, or duty of accounting to, the other Party, including the right to assign, (sub)license or transfer any of its right, title and ownership in and to any Joint Technology or Joint Collaboration Inventions to any Third Party without the consent of the other Party; provided, however, that such Exploitation by Tibotec shall be subject to Section 17.2(a) and Tibotec may not Exploit its rights in the Joint Technology and Joint Collaboration Inventions (or assign, license or transfer any of its rights in the Joint Technology or Joint Collaboration Inventions to any Third Party) for use in connection with any product containing FTC or TDF during the term of this Agreement.

(e) Disclosure and Assignment of Collaboration Inventions. Each Party shall disclose to the other Party promptly in writing any and all Collaboration Inventions that are conceived, discovered, developed or otherwise made by or on behalf of the disclosing Party, and each of the Parties hereby assigns, and agrees to cause its Affiliates and their respective employees and agents to assign, to the other Party, without payment of additional consideration, such Party’s (or its Affiliates’) rights, title and interest in and to all Collaboration Inventions to the extent necessary to effect the ownership thereof as set forth in this Section 14.1.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(f) Combination Product Regulatory Documentation. Subject to the license and other rights granted by each Party to the other Party pursuant to this Agreement, as between the Parties, Gilead, or its designated Affiliate or Third Party Distributor, shall own all right, title and interest in and to the Combination Product Regulatory Documentation. Tibotec shall disclose to Gilead promptly in writing any and all Combination Product Regulatory Documentation that is developed or otherwise made by or on behalf of Tibotec, and Tibotec hereby assigns, and agrees to cause its Affiliates and their respective employees and agents to assign, to Gilead, without payment of additional consideration, Tibotec’s (or its Affiliates’) rights, title and interest in and to any and all Combination Product Regulatory Documentation.

14.2 Prosecution of Patents.

(a) Gilead Patents. Gilead, through patent attorneys or agents of its choice, shall have the sole right, at its sole cost and expense, to prepare, file, prosecute and maintain the Gilead Patents, including Patents claiming or covering the Gilead-Owned Collaboration Inventions, anywhere in the world in the name of Gilead. Gilead shall have sole discretion to determine which Gilead Patents, if any, shall be listed in the “Orange Book” in the U.S., or any analogous or similar listing in the Territory, with respect to the Combination Product. Without limitation of Section 14.1(e), Tibotec shall and shall cause its Affiliates and their respective employees and agents to reasonably cooperate, by the execution of documents and otherwise, to vest ownership of the Gilead-Owned Collaboration Inventions in Gilead.

(b) Tibotec Patents. Tibotec, through patent attorneys or agents of its choice, shall have the first right, at its sole cost and expense, to prepare, file, prosecute and maintain the Tibotec Patents, including Patents claiming or covering the Tibotec-Owned Collaboration Inventions, anywhere in the world in the name of Tibotec. If Tibotec elects not (i) to pursue or continue the filing, prosecution (including any interferences, reissue proceedings and re-examinations) or maintenance of a Tibotec Patent claiming or covering the Manufacture, sale, use or formulation of the Combination Product (other than the Manufacture of TMC278) (a “Combination Product-Related Tibotec Patent”) in the Field in the Territory, or (ii) to take any other action with respect to a Combination Product-Related Tibotec Patent in the Field in the Territory that is necessary or useful to establish, preserve or extend rights thereto, then in each such case Tibotec shall so notify Gilead in writing not less than two (2) months before any deadlines by which an action must be taken to establish or preserve any such rights in such Tibotec Patent in the Field in the Territory. Upon receipt of any such notice, Gilead shall have the right, but not the obligation, at its sole cost and expense, through counsel of its choosing, to pursue the filing or registration, or support the continued prosecution (including any interferences, reissue proceedings and re-examinations) or maintenance, of such Tibotec Patent. If Gilead elects to pursue such filing or registration, as the case may be, or continue such support, then Gilead shall notify Tibotec of such election and Tibotec shall, and shall cause its Affiliates to, reasonably cooperate with Gilead in this regard. Gilead shall have sole discretion to determine which Tibotec Patents, if any, shall be listed in the “Orange Book” in the U.S., or any analogous or similar listing in any other country in the Territory, with respect to the Combination

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Product. Without limitation of Section 14.1(e), Gilead shall, and shall cause its Affiliates and their respective employees and agents to, reasonably cooperate, by the execution of documents and otherwise, to vest ownership of the Tibotec-Owned Collaboration Inventions in Tibotec.

(c) Joint Patents.

(i) Relating to the Combination Product. Gilead, through patent attorneys or agents of its choice, shall have the first right, but not obligation, at its sole expense, to prepare and file Patent applications claiming the Joint Know-How to the extent that such Joint Know-How is related to the Combination Product and to obtain, prosecute, and maintain Joint Patents to the extent related to the Combination Product throughout the Territory. Tibotec shall have the right to request that Gilead obtain, prosecute and maintain a Joint Patent related to the Combination Product in a particular country. If Gilead declines in writing to do so, or otherwise fails to initiate any such requested action with respect to the Joint Patent within sixty (60) days after receiving a request (and thereafter diligently pursue such action), Tibotec shall have the right, but not the obligation, at its sole cost and expense, through counsel of its choosing, to pursue such action with respect to such Joint Patent. Gilead and Tibotec shall, and shall cause their respective Affiliates, as applicable, to assist and cooperate with one another in obtaining, prosecuting and maintaining the Joint Patents and the reasonable costs and expenses of such assistance and cooperation shall be allocated as costs and expenses are otherwise allocated under this clause (i).

(ii) Other Joint Patents. In the event that either Party desires to prepare and have filed any Patent application in the Territory claiming the Joint Know-How to the extent that such Joint Know-How is not related to the Combination Product, such Party shall propose such filing to the other Party and the Parties shall discuss and agree in writing on which Party shall take responsibility for preparing and filing the Patent application and the allocation as between the Parties of costs and expenses related to such Joint Patent application. In the event that the Parties fail to reach agreement that such Patent application should be filed, neither Party may file or cause to be filed such patent application. In the event that the Parties agree that a patent application for a Joint Patent claiming or covering a Joint Invention that is not related to the Combination Product should be filed, the Party designated to lead such application process (the “Lead Patent Party”) shall have the sole right and obligation, in consultation with the other Party, to prepare, file, prosecute, maintain and take any other actions as directed by the Parties with respect to such Joint Patents in the name of both Parties in such countries as the Parties shall direct, and the costs and expenses with respect thereto shall be shared by the Parties as agreed pursuant to this Section 14.2(c)(ii). The Lead Patent Party shall keep the other Party advised of the status of Joint Patent filings pursuant to this Section 14.2(c)(ii) and upon request of the other Party shall provide copies of any official correspondence or other documentation with respect to official actions and submissions relating to the prosecution or maintenance of such Joint Patents. For the avoidance of doubt, the Lead Patent Party may elect to use outside patent counsel for the filing, prosecution and maintenance of the Joint Patents subject to the approval of the non-Lead Patent Party. The non-Lead Patent Party may engage outside patent counsel, at its expense, to

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

review any filings to be made with respect to any Joint Patent. The non-Lead Patent Party shall, and shall cause its Affiliates to, assist and cooperate with the Lead Patent Party in filing, prosecuting and maintaining the Joint Patents to the extent not related to the Combination Product. Costs and expenses with respect to such assistance shall be shared by the Parties as agreed pursuant to this Section 14.2(c)(ii).

(iii) Cooperation. Without limitation of Section 14.1(e), each Party shall, and shall cause its Affiliates and their respective employees and agents to, reasonably cooperate, by the execution of documents and otherwise, to vest co-ownership of such Joint Patents in one another.

(iv) Orange Book. Gilead shall have the sole discretion to determine which Joint Patents, if any, shall be listed in the “Orange Book” in the U.S., or any analogous or similar listing in any other country in the Territory, with respect to the Combination Product.

(d) Extensions. Each Party may file and prosecute to obtain extensions of the Tibotec Patents (in the case of Tibotec) or the Gilead Patents (in the case of Gilead) in any country in which such extensions are available, each in its sole discretion. Each Party shall provide such assistance as may reasonably be required to obtain such extensions.

14.3 Liability for Prosecution and Maintenance. Each Party acknowledges that the Party responsible for prosecution and maintenance of Patents licensed or co-owned under this Agreement or the Ancillary Agreements (the “Prosecution and Maintenance”) does not guarantee the issuance, validity, or enforceability of any such Patent or any claim resulting from its efforts hereunder. Neither Party shall have any liability to the other Party for any negligent acts or misconduct of outside counsel utilized in connection with the Prosecution and Maintenance, provided that the other Party was notified of the selection of such outside counsel and gave consent thereto, not unreasonably withheld. Neither Party shall have any liability to the other Party with respect to the Prosecution and Maintenance to the extent the other Party had an opportunity to review and comment on the communication, filing or submission relevant thereto. The foregoing provisions of this Section 14.3 are without prejudice to either Party’s potential liability for breach of its obligations under Section 14.1 or 14.2.

14.4 Enforcement of Patents.

(a) Gilead Patents. As between the Parties, Gilead shall have the sole right and option, at its sole expense, to respond to any Infringement (as defined below) with respect to any Gilead Patent, including Patents claiming or covering the Gilead-Owned Collaboration Inventions, by appropriate steps, including by filing an infringement suit or taking other similar action. Gilead shall also have the sole right and option not to take any action to respond to any such Infringement (and in such event Tibotec shall not have the right take any action to respond to any Infringement with respect to such Gilead Patent). At Gilead’s request, Tibotec shall, at Tibotec’s own expense, provide reasonable assistance to Gilead in connection with any such action to respond to Infringement, including providing access to relevant documents and other

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow Gilead to maintain the action.

(b) Tibotec Patents.

(i) Infringing Combination Products. As between the Parties, Tibotec shall have the first right and option, at its sole expense, to respond to any Infringement with respect to any Tibotec Patent, including Patents claiming or covering the Tibotec-Owned Collaboration Inventions, by appropriate steps, including by filing an infringement suit or taking other similar action. In the event Tibotec fails within thirty (30) days following notice of such Infringement or following receipt by Tibotec of a Paragraph IV Certification, whichever is later, or earlier notifies Gilead in writing of its intent not, to take commercially appropriate steps to remove any Infringement of any Combination Product-Related Tibotec Patent, then Gilead shall have the right, but not the obligation, to do so at Gilead’s sole cost and expense; provided, however, (except in the case of a Paragraph IV Certification) that if Tibotec has commenced negotiations with an alleged infringer for discontinuance of such Infringement within such thirty (30) day period, Tibotec shall have an additional ninety (90) days to conclude its negotiations before Gilead may bring suit for such Infringement. At the request of the Party bringing the suit or action, the other Party shall, at such other Party’s own expense, provide reasonable assistance to the Party bringing the suit or action in connection with any such suit or action to respond to Infringement, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining such suit or action to the extent necessary to allow the Party bringing such suit or action to maintain such suit or action.

(ii) Other Infringing Products. As between the Parties, Tibotec shall have the sole right and option, at its sole expense, to respond to any Other Product Infringement with respect to any Tibotec Patent, including Patents claiming or covering the Tibotec-Owned Collaboration Inventions, by appropriate steps, including by filing an infringement suit or taking other similar action. Punitive or enhanced damages recovered by judgment shall be retained by Tibotec. As between the Parties, any other amounts recovered by Tibotec pursuant to this Section 14.4(b)(ii), whether by settlement or judgment, shall first be used to reimburse Tibotec for its costs and expenses in making such recovery. Any remaining recovery shall be retained by Tibotec, provided that any such remaining recoveries with respect to any Other Infringing Product for which [*].

(c) For purposes of this Section 14.4, (i) “Infringement” shall mean infringement or potential infringement of one or more Gilead Patents or one or more Tibotec Patents, as the case may be, by the actions of a Third Party in connection with the Combination Product (an “Infringing Combination Product”) where such infringement or potential infringement relates to the manufacture, importation, sale or offering for sale of such Combination Product in the Territory, (ii) “Other Product Infringement” shall mean infringement or potential infringement of one or more Tibotec Patents by the actions of a Third Party in connection with a product, which is not an Infringing Combination Product, that would be covered by Section 10.4 if Tibotec or its Affiliates had sold such product (an “Other

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Infringing Product”), where such infringement or potential infringement relates to the manufacture, importation, sale or offering for sale of such product in the Territory, and (iii) “other similar action” shall include responses to paragraph (iv) certification under the Drug Price Competition and Patent Term Restoration Act (also known as the Hatch-Waxman Act) (a “Paragraph (iv) Certification”) or a Notice of Allegation, which Paragraph (iv) Certification or Notice of Allegation relates to any such Gilead Patent or Tibotec Patent and results from an attempt to market (A) in the case of an Infringing Combination Product, a Generic Combination Product or (B) in the case of an Other Infringing Product, a generic version (determined in a manner analogous to [*] thereof. For the avoidance of doubt, the Parties acknowledge and agree that infringement of a Gilead Patent or a Tibotec Patent, as the case may be, other than by an Infringing Combination Product, or with respect to the Tibotec Patents, an Other Infringing Product, is outside the scope of this Agreement and shall not create any rights or impose any obligations on the Parties hereunder, including any right or obligation to take actions to respond to such infringement.

(d) Joint Patents. As between the Parties, Gilead, on behalf of and in the name of both Parties as joint owners, shall have the first right and option, at its sole expense, to respond to any infringement with respect to any Joint Patent to the extent relating to the Combination Product by appropriate steps, including filing an infringement suit or taking other similar action, and shall notify Tibotec of, and consult with Tibotec from time to time regarding, any such suit or other action. In the event that Gilead fails within thirty (30) days following notice of such infringement, or earlier notifies Tibotec in writing of its intent not, to take commercially appropriate steps to remove any infringement of any such Joint Patent, then Tibotec shall have the right, but not the obligation, to do so at Tibotec’s sole cost and expense. The Party not bringing the suit or action shall provide, at such Party’s own expense, reasonable assistance to the Party bringing the suit or action, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the Party bringing the suit or action to maintain such suit or action.

(e) Paragraph (iv) Certifications; Notices of Allegation. Each Party shall notify the other Party in writing within five (5) Business Days of receiving any Paragraph (iv) Certification or Notice of Allegation with respect to the Combination Product, the TMC278 Product (in the case of Tibotec), or Truvada (in the case of Gilead), as applicable. In the event that a Party provides a notice pursuant to this clause (e) of a Paragraph (iv) Certification or a Notice of Allegation resulting from an attempt to market a Generic Combination Product or a generic version of an Other Infringing Product as described in clause (B) of Section 14.4(c), then the rights and obligations in clauses (a), (b) and (d) of this Section 14.4, as applicable, shall apply with respect to any responses to such Paragraph (iv) Certification or Notice of Allegation to the extent that it relates to any Gilead Patent, Tibotec Patent or Joint Patent, as applicable.

(f) Recoveries. As between the Parties, any amounts recovered by either Party pursuant to this Section 14.4 (other than pursuant to Section 14.4(b)(ii)), whether by

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settlement or judgment, shall first be used to reimburse the applicable Party(ies) for their costs and expenses in making such recovery (which amounts shall be allocated first to reimburse the costs and expenses of the Party that prosecuted the infringement suit and second to reimburse the costs and expenses of the other Party). Any remaining recovery shall be allocated between the Parties based on the proportion of the Combination Product revenue to which each Party is entitled hereunder or under any Ancillary Agreement, with respect to the applicable country and Calendar Year(s) in which the sales of the Infringing Combination Product occurred; provided, however, that any portion of such remaining recovery that constitutes punitive or enhanced damages recovered by judgment (assuming that recoveries constituting punitive or enhanced damages are first applied to the foregoing costs and expenses) shall be retained by the Party that prosecuted the infringement suit.

14.5 Defense of Patents. In the event that a Third Party asserts, in a declaratory judgment action or similar action or claim filed by such Third Party, that any Gilead Patent, Tibotec Patent or Joint Patent to the extent relating to the Combination Product is invalid or unenforceable, Gilead shall have the right, but not the obligation, at its sole cost and expense, to defend such action or claim made against any Gilead Patent or Joint Patent to the extent relating to the Combination Product, and Tibotec shall have the first right, but not the obligation, at its sole cost and expense, to defend such action or claim made against any Tibotec Patent. In the event Tibotec fails within ninety (90) days following notice of such declaratory judgment action or similar action or claim, or earlier notifies Gilead in writing of its intent not, to take commercially appropriate steps to defend any such action or claim alleging that any Combination Product-Related Tibotec Patent is invalid or unenforceable, then Gilead shall have the right, but not the obligation, to do so at Gilead’s sole cost and expense.

14.6 Trademarks.

(a) Gilead Licensed Trademarks. Gilead shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the Gilead Licensed Trademarks in the Territory. Gilead shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any Gilead Licensed Trademark in the Territory by appropriate steps, including by filing an infringement suit or taking other similar action. Gilead shall also have the sole right and option not to prosecute, maintain or enforce Gilead Licensed Trademarks in the Territory or take action to respond to any such infringement in the Territory.

(b) Tibotec Licensed Trademarks. Tibotec shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the Tibotec Licensed Trademarks in the Territory. Tibotec shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any Tibotec Licensed Trademark in the Territory by appropriate steps, including by filing an infringement suit or taking other similar action. Tibotec shall also have the sole right and option not to prosecute, maintain or enforce Tibotec Licensed Trademarks in the Territory or take action to respond to any such infringement in the Territory.

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(c) Combination Product Trademarks.

(i) Registration. Subject to the licenses granted in Section 9.4(c), the Parties agree that, as between Gilead and Tibotec and their respective Affiliates, Gilead (or its designee) shall own all right, title and interest in and to the Combination Product Trademarks. Gilead (or its designee) shall have the sole right, at its sole expense, to search, clear, file, register, prosecute and maintain the Combination Product Trademarks anywhere in the world in the name of Gilead (or its designee).

(ii) Infringement. If Tibotec has a reasonable basis to believe that a Third Party is engaging in commercially significant infringement of any Combination Product Trademark in any Tibotec Country, Tibotec shall notify Gilead in writing and provide it with any evidence of such infringement that is reasonably available. As between the Parties, Gilead or its designee shall have the sole right and option, at its sole expense, to respond to any infringement or potential infringement with respect to any Combination Product Trademark by appropriate steps, including filing an infringement suit or taking other similar action, and shall notify Tibotec of, and consult with Tibotec from time to time regarding, any such suit or other action. Tibotec shall provide reasonable assistance to Gilead or such designee with respect to any enforcement activities with respect to the Combination Product Trademarks pursuant to this Section 14.6(c)(ii), including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow Gilead or its designee to maintain the action. Any amounts recovered pursuant to this Section 14.6(c)(ii), whether by settlement or judgment, shall be allocated between the Parties in a manner analogous to the allocation set forth in Section 14.4(f).

SECTION 15

CONFIDENTIALITY

15.1 Treatment of Confidential Information. Except as provided in this Section 15, during the term of this Agreement and for five (5) years thereafter, each Party (the “Receiving Party”) (a) shall hold in confidence and shall not publish or otherwise disclose, directly or indirectly, to any Third Party any Confidential Information of the other Party or its Affiliates (collectively, the “Disclosing Party”), (b) shall not directly or indirectly use Confidential Information of a Disclosing Party for any purpose other than performance of its obligations or exercise of its rights under this Agreement or any Ancillary Agreement, and (c) shall use the same level of effort to maintain the confidentiality of Confidential Information of a Disclosing Party as it uses for its own confidential or proprietary information, but in any event at least commercially reasonable efforts.

15.2 Permitted Disclosure. Each Party may disclose Confidential Information of a Disclosing Party to the extent that such disclosure is:

(a) Made as required by Applicable Law; provided, however, that to the extent practicable, the Receiving Party shall first have given notice to the Disclosing Party and

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given the Disclosing Party a reasonable opportunity to seek any available limitations on, exemptions from or protections available with respect to such disclosure requirement and reasonably cooperate in any efforts by the Disclosing Party to obtain such protections or assurances that confidential treatment will be afforded to any Confidential Information so disclosed;

(b) Subject to Section 4.3, made by the Receiving Party or its Affiliates to the Regulatory Authorities as required in connection with any filing, application or request for any Approvals for the Combination Product or the TMC278 Product in the Field, to the extent that the Receiving Party or its Affiliate has the right hereunder to use such Confidential Information in connection with obtaining such Approvals in the Field, or otherwise to comply with the requirements of Applicable Law; provided, however, that the Receiving Party shall take reasonable measures to assure confidential treatment of such information;

(c) Made by the Receiving Party or its designee as necessary to file, prosecute or maintain patent applications, to register and maintain trademarks, and to prosecute or defend litigation, in each case consistent with this Agreement, or otherwise exercise rights or enforce obligations under this Agreement or any Ancillary Agreement;

(d) Made by the Receiving Party to its employees, Affiliates, independent contractors, legal counsel, consultants, auditors and advisors who (except in the case of legal counsel) are bound by confidentiality and non-use obligations no less protective than those in this Section 15 and who reasonably require such Confidential Information for the performance of such Party’s obligations or the enforcement or exercise of such Party’s rights under this Agreement or any Ancillary Agreement; provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Section 15;

(e) Made by the Receiving Party or its Affiliates to its licensors pursuant to contractual obligations to such licensors existing as of the Effective Date and under confidentiality and non-use obligations no less protective than those in this Section 15; provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Section 15;

(f) Made by the Receiving Party or its Affiliates as necessary for the filing of its tax returns or pursuant to any audit thereof; provided, however, that the Receiving Party shall take reasonable measures to assure confidential treatment of such information; or

(g) Made by the Receiving Party or its Affiliates to Third Party Distributors and its permitted (sub)licensees and subcontractors under confidentiality and non-use obligations no less protective than those in this Section 15; provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Section 15.

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15.3 Confidential Information.

(a) Defined. “Confidential Information” of a Party shall mean the terms of this Agreement and each Ancillary Agreement and all information provided by or on behalf of such Party (or its Affiliates) to the other Party (or its Affiliates) either in connection with the discussions and negotiations pertaining to this Agreement or any Ancillary Agreement, the MTA or the CDA or in the course of performing this Agreement or any such other agreement, including data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, marketing and business plans; and financial and personnel matters relating to the Disclosing Party or to its present or future products, sales, suppliers, customers, employees, investors or business, including any of the foregoing included in any Annexes or Exhibits to this Agreement or any Ancillary Agreement.

(b) Exclusions. Notwithstanding the foregoing, any information of the Disclosing Party shall not be deemed Confidential Information with respect to the Receiving Party if it:

(i) was already known to the Receiving Party or any of its Affiliates, other than to the extent and for so long as the Receiving Party (or its Affiliate) is under an obligation of confidentiality or non-use with respect to such information, at the time of disclosure to such Receiving Party or its Affiliate;

(ii) was generally available or known, or was otherwise part of the public domain, at the time of disclosure to such Receiving Party or its Affiliate;

(iii) became generally available or known, or otherwise became part of the public domain, through no fault of the Receiving Party or any of its Affiliates in violation of this Section 15 or the CDA, after its disclosure to such Receiving Party or its Affiliate;

(iv) was received by such Receiving Party or any of its Affiliates from a Third Party that, to the knowledge of the Receiving Party, had no obligation to the Disclosing Party not to make such disclosure; or

(v) was independently discovered or developed by such Receiving Party or any of its Affiliates, as evidenced by their written records, without the use of Confidential Information of the Disclosing Party.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of a Party or its Affiliate merely because the Confidential Information is embraced by more general information in the public domain or in the possession of such Party or its Affiliate. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of a Party or its Affiliate merely because individual elements of such Confidential Information are in the public domain or in the

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possession of such Party or its Affiliate unless the combination and its principles are in the public domain or in the possession of such Party or its Affiliate.

15.4 Notification. Each Party shall notify the other Party immediately, and cooperate with the other Party as the other Party may reasonably request, upon the first Party’s discovery of any loss or compromise of the other Party’s Confidential Information.

15.5 Data Privacy. Without limitation of its other obligations under this Section 15, each Party shall, and shall cause each of its Affiliates to, comply with Applicable Law, including the applicable national laws implementing the European Union Directive 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data of 24 October 1995, with respect to the collection, use, transfer, storage, deletion, processing (both by computer and manually), combination or other use of subject or other personal data as contemplated by applicable data protection or privacy laws of all data relating to any Person about whom or which data may be collected, retained or exchanged pursuant to this Agreement or any Ancillary Agreement. Without limitation of the foregoing, each Party shall, and shall cause each of its Affiliates to, ensure that it takes any technical and organizational measures required by Applicable Law to protect any such data against accidental or unlawful destruction, loss, damage, alteration, disclosure, access or data processing and against all other unauthorized disclosure, access or forms of data processing.

15.6 Remedies. Each Party agrees that the unauthorized use or disclosure of any material Confidential Information by the Receiving Party in violation of this Agreement may cause severe and irreparable damage to the Disclosing Party, for which money damages may represent an insufficient remedy. In the event of any violation of this Section 15, notwithstanding anything in this Agreement to the contrary, the Disclosing Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, with respect to such violation as well as any other relief permitted by Applicable Law.

SECTION 16

PRESS RELEASES, PUBLICATIONS AND PUBLIC RELATIONS MATTERS

16.1 Initial Statements. Each Party shall have the right to release publicly, upon or after execution of this Agreement, that certain press release of such Party attached hereto as Annex S.

16.2 Other Public Disclosures. As between the Parties, subject to Section 3.6 and this Section 16.2, the Selling Party with respect to a country in the Territory shall have the primary responsibility for public communications regarding the Exploitation of the Territory Combination Product in such country(ies) hereunder. If either Party or its Affiliates desires to make a public announcement (such as a press release) that relates to the Exploitation of the Territory Combination Product in the Territory, other than with respect to Results, which are governed by Section 3.6, the announcing Party (or Affiliate) shall give reasonable advance notice

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of the proposed text of such announcement (translated into English, if not in English) to the other Party for its prior review. Other than with respect to Results, which are governed by Section 3.6, (a) in the case of Tibotec as the announcing Party, any proposed public announcement that refers to the safety, efficacy or other characteristics of the Territory Combination Product or Gilead’s Single Agent Product(s) or Double Agent Product, shall be subject to prior approval by Gilead, such approval not to be unreasonably withheld and (b) in the case of Gilead as the announcing Party, any proposed public announcement that refers to the safety, efficacy or other characteristics of the Territory Combination Product or Tibotec’s Single Agent Product, shall be subject to prior approval by Tibotec, such approval not to be unreasonably withheld. Further, if any proposed public announcement by either Party that relates to the Exploitation of the Territory Combination Product uses any name or any Trademark of the other Party or its Affiliates (other than a Gilead Licensed Trademark or a Tibotec Licensed Trademark used in connection with Territory Combination Product), such public announcement shall be subject to prior approval of such other Party, except to the extent such announcement is required by Applicable Law. If the non-announcing Party with respect to any public announcement provided by the announcing Party for review under this Section 16.2 desires to provide comments or, if applicable, indicate whether the applicable public announcement is approved, it shall do so as soon as reasonably practicable but in any event within three (3) Business Days after receiving the proposed announcement for review. Subject to Section 16.3, neither Party shall be required to have the other Party review or, if applicable, approve the public disclosure of any information that has already been publicly disclosed by either Party in accordance with Section 3.6, Section 15.2 or this Section 16.2. In the event of a legally required press release or other public announcement or disclosure, the Party (or its Affiliate) desiring to make such announcement shall provide the other Party with a copy of the proposed text with as much notice as practicable (which shall, to the extent practicable under the circumstances, be no less than three (3) Business Days prior to the proposed disclosure), the other Party shall respond with its comments (if any) as promptly as practicable (but no less than one (1) Business Day prior to the proposed disclosure), and the proposing Party shall take into due consideration any and all reasonable comments that the other Party may provide in a timely manner; provided, however, that, notwithstanding the foregoing, if a Party determines that it or any of its Affiliates must make a legally required disclosure under Regulation FD, 17 CFR § 243.100, et seq., as amended from time to time, or other similar Applicable Law, then it or its Affiliate, as applicable, shall have the right to make such disclosure at such time as is necessary to comply with Regulation FD or such other Applicable Law, and shall provide the other Party as much notice and opportunity for review and comment as is practicable in the circumstances.

16.3 Use of Names. Except as otherwise permitted expressly herein or in any Ancillary Agreement or other written agreement between the Parties (or their respective Affiliates), neither Party shall mention or otherwise use any Trademark, including any name, insignia, symbol, trade name or logotype of the other Party (or any abbreviation or adaptation thereof) in any publication, press release, promotional material or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 16.3 shall not prohibit any Party from making any disclosure identifying another Party or

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its Stand-Alone Product that is required by Applicable Law without obtaining such approval. For clarity, a Party shall not be required to obtain the other Party’s prior written approval for the use of the approved Product Label and Insert for the Combination Product, notwithstanding the fact that such Product Label and Insert may contain such other Party’s name, company logo/identifiers or the Trademark for such other Party’s Stand-Alone Product.

SECTION 17

REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER

17.1 Mutual Representations, Warranties and Covenants. Each Party hereby represents, warrants and covenants to the other Party as of the Effective Date as follows:

(a) Good Standing. In the case of Gilead Parent, it (i) is a corporation duly organized and in good standing under the laws of Delaware and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement. In the case of Gilead Sub, it (i) is a company duly organized and in good standing under the laws of Ireland, and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement. In the case of Tibotec, it (i) is a company duly organized and in good standing under the laws of Ireland, and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

(b) Power and Authority. Such Party (or, in the case of Gilead, each of Gilead Parent and Gilead Sub) (i) has the power and authority and the legal right to enter into this Agreement and any Ancillary Agreements to which it is a party and to perform its obligations hereunder and thereunder, and (ii) has taken (or will take, in the case of the Ancillary Agreements) all necessary action on its part required to authorize the execution and delivery of this Agreement and any Ancillary Agreements to which it is a party. This Agreement has been (and all Ancillary Agreements, when executed and delivered, will have been) duly executed and delivered on behalf of such Party (or, in the case of Gilead, each of Gilead Parent and Gilead Sub) and constitutes (and all Ancillary Agreements, when duly executed and delivered by all parties thereto, will constitute) a legal, valid and binding obligation of such party and is (and in the case of all Ancillary Agreements, when duly executed and delivered by all parties thereto, will be) enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or equity.

(c) Litigation. Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party’s activities related to this Agreement have violated, or that by conducting the activities as contemplated in this Agreement such Party would violate, any of the intellectual property rights of any other

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Person (after giving effect to the license grants in this Agreement). As of the Effective Date, to such Party’s knowledge, there is no products liability litigation, with respect to such Party’s Single Agent Product(s) or Double Agent Product, as applicable, that is currently pending or that was pending at any time on or after [*].

(d) Consents. All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons (i) required to be obtained by such Party in connection with the execution and delivery of this Agreement and any Ancillary Agreements have been obtained (or will have been obtained prior to such execution and delivery) and (ii) required to be obtained by such Party in connection with the performance of its obligations under this Agreement and any Ancillary Agreements have been obtained or will be obtained prior to such performance.

(e) No Conflicts. With respect to such Party, the execution and delivery of this Agreement and the Ancillary Agreements, and the performance of such Party’s obligations hereunder and thereunder (i) do not conflict with or violate in any material way any requirement of Applicable Law, (ii) do not conflict with or violate any provision of the articles of incorporation, bylaws, limited partnership agreement or any similar instrument of such Party or any of its Affiliates, and (iii) do not conflict with, violate, or breach or constitute a default under, any contractual obligation of such Party or any of its Affiliates, including in the case of Gilead, any obligation under any agreement relating to Atripla to which Gilead Parent or Gilead Sub or any of their Affiliates is a party, or any court or administrative order by which such Party (or, in the case of Gilead, either Gilead Parent or Gilead Sub) or any of its Affiliates is bound.

(f) No Adverse Proceedings. There is not pending or, to the knowledge of such Party, threatened, against such Party, any claim, suit, action or governmental proceeding, that would, if adversely determined, materially impair the ability of such Party to perform its obligations under this Agreement or any Ancillary Agreement.

(g) No Debarment. Neither such Party nor any of its Affiliates has been debarred or is subject to debarment and neither such Party nor any of its Affiliates shall use in any capacity, in connection with the activities to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the Act, or who is the subject of a conviction described in such section. Such Party agrees to inform the other Party in writing immediately if it or any Person who is performing activities on its behalf under this Agreement is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of such first Party, is threatened, relating to the debarment or any such conviction of such Party or any Person performing activities on its behalf under this Agreement.

(h) No Conflicting Grants; Absence of Encumbrance. Such Party has the right to grant the licenses granted by such Party to the other Party hereunder, and has not, prior to the Effective Date, made a grant to any Third Party of any right or license that would conflict with any grant of rights or licenses granted by such Party to the other Party hereunder. The

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Patents licensed by such Party hereunder are not subject to any encumbrance or lien by any Third Party (except for any such encumbrances or liens as would not, in the aggregate, have a material adverse effect on the license rights granted to the other Party under this Agreement). Such Party covenants and agrees that it shall not, from and after the Effective Date and throughout the term of this Agreement, grant to any Third Party any right or license in respect of the Patents licensed hereunder, including by amending any existing agreement, that would conflict with any grant to the other Party hereunder.

(i) Compliance with Applicable Law. Such Party will, and will cause its Affiliates, sublicensees and Third Party Distributors to, comply with all Applicable Law in the performance of its obligations hereunder. Such Party will cause each Third Party Distributor to conduct and perform its activities in accordance with the applicable terms and conditions of this Agreement.

(j) Affiliates. To the extent the intellectual property or Regulatory Documentation licensed under Section 9 by a Party are owned or Controlled by such Party’s Affiliates, such Party has the right to use, and has the right to grant (sub)licenses to the other Party to use, such intellectual property or Regulatory Documentation.

(k) Ethical Business Practices. Neither such Party nor its Affiliates will make any payment, either directly or indirectly, of money or other assets, including the compensation such Party derives from this Agreement (collectively a “Payment”), to government or political party officials, officials of International Public Organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (collectively “Officials”) where such Payment would constitute violation of any law, including the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq. In addition regardless of legality, neither such Party nor its Affiliates will make any Payment either directly or indirectly to Officials if such Payment is for the purpose of improperly influencing decisions or actions with respect to the subject matter of this Agreement.

(l) Cooperation with In-License Agreement Compliance. Such Party, at the request of the other Party, will reasonably cooperate with such other Party, including by complying with Annex W, to enable the other Party (or any of its Affiliates) to comply with its obligations under any agreement between such other Party or its Affiliate, on the one hand, and a Third Party, on the other hand, pursuant to which such other Party or such Affiliate obtained from such Third Party a license or similar grant of rights with respect to any of (i) in the case of Gilead as the other Party, the Gilead Patents, and (ii) in the case of Tibotec as the other Party, the Tibotec Patents (each such agreement, an “In-License Agreement”).

(m) Alliance Manager Authority. Such Party’s Alliance Manager will have, at the time he or she exercises his or her authority under Section 2.2(d), the authority to bind such Party in the manner set forth in Section 2.2(d), subject to the last sentence of Section 2.2(c).

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

17.2 Additional Representations, Warranties and Covenants of Tibotec. Tibotec hereby represents, warrants and covenants to Gilead as of the Effective Date as follows:

(a) During the term of this Agreement, without the prior written consent of Gilead (i) Tibotec will not import, sell or offer to sell, and will cause its Affiliates not to import, sell or offer to sell, and (ii) Tibotec will not grant any rights to any Third Party to import, sell or offer to sell, in each case ((i) and (ii)) in the Field anywhere in the world (A) the Combination Product other than pursuant to this Agreement, or (B) any other combination product that is [*]; provided, that this sentence shall not apply to Japan or any of the countries in the Access Territory from and after [*]. For clarity, Tibotec retains rights to Exploit any combination products other than those described in clauses (A) and (B) of this Section 17.2(a).

(b) There are no judgments or settlements against, or amounts with respect thereto owed by, Tibotec relating to the Tibotec Patents. To the knowledge of Tibotec, except as is otherwise disclosed in writing by Tibotec to Gilead on or before the Effective Date, Tibotec has not received written notice of any Proceeding in which it is alleged that, with respect to the Territory (i) any of the Tibotec Patents that are composition of matter Patents are invalid or unenforceable or (ii) the Exploitation of TMC278 (in API or other form), whether alone or in combination with either or both of TDF and FTC, infringes any Third Party Patent (other than any such infringement that would arise from the Exploitation of either or both of TDF and FTC in the absence of the TMC278 (in API or other form)).

(c) To the knowledge of Tibotec, the information contained in its INDs for its Single Agent Product represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of its Single Agent Product. As of the date of submission of the NDA for its Single Agent Product to the FDA, to the knowledge of Tibotec as of such date, the information contained in such NDA as of such date will represent, in all material respects, a complete and accurate reflection of the safety and efficacy profile of its Single Agent Product as of such date. Tibotec will seek to obtain a label for its Single Agent Product that represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of its Single Agent Product as of the date that such label is obtained, to the knowledge of Tibotec or its Affiliates as of such date based on the information in the possession of Tibotec or its Affiliates as of such date. Thereafter, Tibotec will use reasonable efforts to maintain its Single Agent Product labels and the Tibotec Regulatory Documentation through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of its Single Agent Product. It is understood and agreed that Tibotec makes the representation, warranty and covenant to Gilead set forth in this Section 17.2(c) solely for purposes of the Parties’ collaboration pursuant to this Agreement, and for no other purpose.

17.3 Additional Representations, Warranties and Covenants of Gilead. Gilead hereby represents, warrants and covenants to Tibotec as of the Effective Date as follows:

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(a) There are no judgments or settlements against, or amounts with respect thereto owed by, Gilead relating to the Gilead Patents. To the knowledge of Gilead, except as is otherwise disclosed in writing by Gilead to Tibotec on or before the Effective Date, it has not received written notice of any Proceeding in which it is alleged that, with respect to the Territory (i) any of the Gilead Patents that are composition of matter Patents are invalid or unenforceable or (ii) the Exploitation of either TDF or FTC, whether alone or together and whether or not in combination with TMC278, infringes any Third Party Patent (other than any such infringement that would arise from the Exploitation of TMC278 in the absence of TDF and FTC).

(b) To the knowledge of Gilead, the information contained in the labels of Gilead’s Single Agent Products and Double Agent Product and in the NDAs for Gilead’s Single Agent Products and Double Agent Product represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of Gilead’s Single Agent Products and Double Agent Product. Gilead will use reasonable efforts to maintain its Single and Double Agent Product labels and the Gilead Regulatory Documentation through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of its Single Agent Products and Double Agent Product. It is understood and agreed that Gilead makes the representation, warranty and covenant to Tibotec set forth in this Section 17.3(b) solely for purposes of the Parties’ collaboration pursuant to this Agreement, and for no other purpose.

(c) During the term of this Agreement, without the prior written consent of Tibotec (i) Gilead will not import, sell or offer to sell, and will cause its Affiliates not to import, sell or offer to sell, and (ii) Gilead will not grant any rights to any Third Party to import, sell or offer to sell, in each case ((i) and (ii)) in the Field anywhere in the world (A) the Combination Product other than pursuant to this Agreement, or (B) any other combination product that is [*]; provided, that this sentence shall not apply to Japan or any of the countries in the Access Territory from and after [*]. During the term of this Agreement, except as expressly provided in the TMC278 Supply Agreement, neither Gilead nor any of its Affiliates shall purchase or otherwise acquire (or use any contract manufacturers that have purchased or otherwise acquired), for use in the manufacture of the Combination Product for sale or distribution in the Territory, any TMC278 from any Person other than Tibotec and its Affiliates; provided, however, that Gilead shall have the right to contract with a potential TMC278 supplier and qualify it for supplying TMC278 to Gilead following the termination of Tibotec’s obligation to supply Supplied TMC278 under the TMC278 Supply Agreement.

17.4 Disclaimer. EXCEPT AS SET FORTH IN SECTIONS 17.1 AND 17.2 AND 17.3, EACH PARTY HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITH RESPECT TO THE SINGLE AGENT PRODUCT(S), THE DOUBLE AGENT PRODUCT, THE COMBINATION PRODUCT OR ANY TIBOTEC TECHNOLOGY, GILEAD TECHNOLOGY, JOINT TECHNOLOGY OR REGULATORY DOCUMENTATION LICENSED UNDER THIS

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AGREEMENT, AND INCLUDING ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN THIS SECTION 17.4 SHALL OPERATE TO LIMIT OR INVALIDATE ANY EXPRESS WARRANTY OR REPRESENTATION CONTAINED IN ANY ANCILLARY AGREEMENT.

SECTION 18

INDEMNIFICATION AND INSURANCE

18.1 General Indemnification.

(a) By Each Party. Each Party shall indemnify the other Party and its Indemnified Persons from and against (i) any Proceeding in which such other Party or any of its Indemnified Persons is involved or threatened to be involved to the extent that such Proceeding arises out of or relates to (A) the negligence or willful misconduct of the Indemnifying Party, any of its Affiliates, licensees or subcontractors, in each case in connection with the exercise of such Indemnifying Party’s or any of its Affiliates’ rights, or performance of such Party’s or any of its Affiliates’, obligations, under this Agreement or any Ancillary Agreement, (B) the Indemnifying Party’s or any of its Affiliates’, licensees’ or subcontractor’s failure to comply with or perform one or more of such Party’s or such Affiliate’s, as applicable, covenants in this Agreement or any Ancillary Agreement, or the breach or inaccuracy of one or more of such Party’s or such Affiliate’s, as applicable, representations and warranties in this Agreement or any Ancillary Agreement, (C) Exploitation (by the Indemnifying Party, any of its Affiliates, licensees or subcontractors) of the Joint Technology in connection with such Indemnifying Party’s (or its Affiliate’s) Single Agent Product(s), Double Agent Product (if any) or any other of its products (other than the Combination Product), (D) the violation of Applicable Law by the Indemnifying Party or any of its Affiliates, licensees or subcontractors in connection with the exercise of such Indemnifying Party’s or any of its Affiliates’ rights, or performance of such Party’s or any of its Affiliates’ obligations, under this Agreement or any Ancillary Agreement, (E) a breach by the Indemnifying Party or any of its Affiliates of any contracts that such Indemnifying Party or Affiliate has entered into with a Third Party to the extent relating to the Exploitation of the Territory Combination Product, (F) the marketing, sales or promotional activity, relating to the Combination Product or the TMC278 Product, of the employees and agents of the Indemnifying Party or any of its Affiliates, except (1) to the extent resulting from the reasonable reliance on promotional materials or safety information provided by the Indemnified Party or any of its Indemnified Persons and (2) in the case of the marketing, sales or promotion of the TMC278 Product by Gilead and its Affiliates, any such activity that is consistent with the Product Label and Insert for the TMC278 Product, provided that if any Proceedings or Losses would be covered both by this subsection (F) and by Section 18.2(a) or Section 18.2(b), as the case may be, then Section 18.2(a) or (b), as applicable, shall control and this clause (F) shall not apply), or (G) a breach by the Indemnifying Party or any of its Affiliates of any In-License Agreement of such Party or Affiliate to the extent relating to the Exploitation of the Territory Combination

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Product, and (ii) all Losses incurred by the Indemnified Party or any of its Indemnified Persons to the extent arising from any Proceeding covered by the foregoing clause (i).

(b) Limitation. Notwithstanding anything in this Section 18, in no event shall either Party’s obligations of indemnity or reimbursement under this Section 18.1 or any of Sections 18.2, 18.3, 18.4 and 18.5 apply to any Proceeding or Loss to the extent that such Proceeding or Loss was caused by the negligence or willful misconduct of, breach of this Agreement or any Ancillary Agreement by, or violation of Applicable Law by, the other Party or any of its Indemnified Parties.

18.2 Indemnification for Certain Product Liability-Related Matters.

(a) By Gilead. Gilead shall indemnify Tibotec and its Indemnified Persons from and against (i) all Proceedings arising anywhere in the world in which Tibotec or any of its Indemnified Persons is involved or threatened to be involved to the extent such Proceedings arise from personal injury or death caused by Territory Combination Product due to defects or the inherent characteristics thereof, where [*] that such defects or characteristics are the direct result of the incorporation (where, for purposes of this Section 18.2 and Sections 18.3 and 18.4, “incorporation” shall be construed to mean the presence of an API in the Combination Product, not the process whereby such API is included in the Combination Product or the formulation of the Combination Product and “incorporated” shall be construed in a corresponding manner) in the Combination Product of TDF, FTC or both TDF and FTC, in each case without reference to the incorporation in the Combination Product of the Supplied TMC278 (other than any Selected Product Liability Proceedings, which, for purposes of clarity, are provided for in Section 18.3), irrespective of whether such defects or characteristics (or any associated defects or characteristics of TDF or FTC) are [*] (such defects or characteristics, “TDF/FTC Characteristics”), and (ii) all Losses (other than Selected Product Liability Losses) incurred by Tibotec or any of its Indemnified Persons arising from any Proceeding covered by the foregoing clause (i) to the extent arising from TDF/FTC Characteristics.

(b) By Tibotec. Tibotec shall indemnify Gilead and its Indemnified Persons from and against (i) all Proceedings arising anywhere in the world in which Gilead or any of its Indemnified Persons is involved or threatened to be involved to the extent such Proceedings arise from personal injury or death caused by Territory Combination Product due to (A) defects or the inherent characteristics thereof, where [*] that such defects or characteristics are the direct result of the incorporation in the Combination Product of the Supplied TMC278 without reference to the incorporation in the Combination Product of either or both of TDF or FTC (other than any Selected Product Liability Proceedings, which, for purposes of clarity, are provided for in Section 18.3), irrespective of whether such defects or characteristics (or any associated defects or characteristics of the Supplied TMC278) are [*] (such defects or characteristics, “TMC278 Characteristics”) or (B) the Label Characteristics (as defined below), and (ii) all Losses (other than Selected Product Liability Losses) incurred by Gilead or any of its Indemnified Persons arising from any Proceeding covered by the foregoing clause (i) to the extent arising from TMC278 Characteristics or the Label Characteristics. “Label Characteristics” shall mean the

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

failure of the label of Tibotec’s Single Agent Product to represent, in all material respects and [*], a complete and accurate reflection of the safety and efficacy profile of Tibotec’s Single Agent Product as of such date, which failure leads to the failure of the label of the Territory Combination Product to represent, in all material respects and [*], a complete and accurate reflection of the safety and efficacy profile of the TMC278 portion of the Combination Product as of such date.

18.3 Selected Product Liability Losses. Any Selected Product Liability Losses shall be borne by Gilead and Tibotec in accordance with [*] with respect to the Territory. “Selected Product Liability Losses” shall mean any Losses arising out of any Selected Product Liability Proceeding. “Selected Product Liability Proceeding” shall mean any Proceeding arising anywhere in the world in which any Party or any of its Indemnified Persons is involved or threatened to be involved to the extent such Proceedings arise from personal injury or death caused by Territory Combination Product due to defects or the inherent characteristics of the Combination Product, (a) where [*] such defects or characteristics are the direct result of both (i) the Supplied TMC278 and (ii) either or both of TDF or FTC being incorporated into the Combination Product, (b) where it ultimately cannot be or is not determined whether such defects or characteristics are the direct result of the Supplied TMC278, on the one hand, or either or both of TDF and FTC, on the other hand, being incorporated into the Combination Product, or (c) where such defects or characteristics are the direct result of an aspect of the Combination Product other than any of its APIs, except, in each case ((a), (b) and (c)), to the extent such Proceeding arises from personal injury or death caused by Territory Combination Product due to the Label Characteristics, which Proceeding is covered in Section 18.2(b).

18.4 Third Party Infringement Losses.

(a) By Gilead. Gilead shall indemnify Tibotec and its Indemnified Persons from and against (i) any Proceeding arising anywhere in the world in which Tibotec or any of its Indemnified Persons is involved or threatened to be involved to the extent that (A) such Proceeding arises out of an allegation that any Exploitation of Territory Combination Product infringes or misappropriates, or will infringe or misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party, and (B) (x) such Proceeding is a direct result of TDF, FTC or both TDF and FTC being incorporated into the Territory Combination Product, in each case without reference to the Supplied TMC278 or (y) such Proceeding is the direct result of (1) the process whereby any such API is included in the Combination Product or (2) the formulation of the Combination Product, and (ii) all Losses arising from such a Proceeding incurred by Tibotec or any of its Indemnified Persons, as the case may be, to the extent arising as a direct result of a cause described in either clause (x) or (y) above.

(b) Combination Product Trademark. Gilead shall indemnify Tibotec and its Indemnified Persons from and against (i) any Proceeding arising anywhere in the world where Tibotec is licensed by Gilead to use the Combination Product Trademark in which Tibotec or any of its Indemnified Persons is involved or threatened to be involved to the extent that such Proceeding arises out of an allegation that the use of the Combination Product Trademark

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

infringes or dilutes the Trademark rights of any Third Party, and (ii) all Losses arising from such a Proceeding incurred by Tibotec or any of its Indemnified Persons, as the case may be, to the extent arising as a direct result of such use.

(c) By Tibotec. Tibotec shall indemnify Gilead and its Indemnified Persons from and against (i) any Proceeding in which Gilead or any of its Indemnified Persons is involved or threatened to be involved to the extent that (A) such Proceeding arises out of an allegation that any Exploitation of any Territory Combination Product infringes or misappropriates, or will infringe or misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party and (B) such Proceeding is a direct result of the Supplied TMC278 being incorporated into the Territory Combination Product, in each case without reference to TDF or FTC, and (ii) all Losses arising from such a Proceeding incurred by Gilead or any of its Indemnified Persons, as the case may be, to the extent arising as a direct result of the Supplied TMC278 being incorporated into the Combination Product, in each case without reference to TDF or FTC.

(d) Shared Infringement Losses. To the extent that (i) any Losses arising out of any Proceeding against any Party or any of its Indemnified Persons arise out of an allegation that the Exploitation of any Territory Combination Product infringes or misappropriates, or will infringe or misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party, and (ii) such Losses are not covered by Section 18.1, 18.4(a), 18.4(b) or 18.4(c), such Losses shall be borne by the Parties [*].

18.5 Other Shared Combination Product-Related Losses. With respect to any Losses arising out of any Proceeding brought or made against any Party or any of its Indemnified Persons to the extent arising out of the Exploitation of Territory Combination Product (including (a) any Manufacture of any Territory Combination Product, and (b) any activities performed by or on behalf of any Party, in its capacity as the MA Holder), except to the extent that either Party has an obligation of indemnification with respect to such Losses pursuant to any of Section 18.1 through 18.4, Gilead and Tibotec shall each bear such portion of such Losses [*].

18.6 Indemnification Procedure. The indemnity and reimbursement obligations of a Party under this Section 18 shall be governed by the following:

(a) Notice. In the case of any Proceeding for which an Indemnifying Party may be liable to an Indemnified Person under this Section 18, the Indemnified Party shall as soon as practicable notify the Indemnifying Party in writing of such Proceeding (a “Notice of Claim”). Failure or delay in notifying the Indemnifying Party shall not relieve the Indemnifying Party of any liability it may have to the Indemnified Party, except and only to the extent that such failure or delay causes actual harm to the Indemnifying Party with respect to such Proceeding. The Notice of Claim shall specify in reasonable detail the Proceeding with respect to which such Indemnified Party or any of its Indemnified Persons intends to base a request for indemnification or reimbursement under this Section 18. Failure to provide such reasonable detail will not relieve the Indemnifying Party of any liability it may have to the Indemnified

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Party, except and only to the extent that such failure causes actual harm to the Indemnifying Party with respect to such Proceeding. The Indemnified Party shall enclose with the Notice of Claim a copy of all papers served with respect to such Proceeding, if any. The Indemnifying Party shall have thirty (30) days from the date on which the Indemnifying Party received the Notice of Claim to notify the Indemnified Party that the Indemnifying Party desires to assume the defense of such Proceeding and any litigation resulting therefrom with counsel of its choice.

(b) Control of the Third Party Defense. If the Indemnifying Party has given the Indemnified Party notice pursuant to Section 18.6(a) that it desires to assume control of a Proceeding and the Indemnifying Party has acknowledged in writing an obligation to indemnify or reimburse fully the Indemnified Party or its applicable Indemnified Person(s) for all Losses arising from the Proceeding (to the extent such Losses and Proceedings are covered by such Indemnifying Party’s indemnity obligations under Sections 18.1, 18.2 and 18.4), then, subject to Section 18.6(d), the Indemnifying Party shall have the right to defend, settle and otherwise dispose of such Proceeding (such Party, “Defending Party”). If the Indemnifying Party provides notice that it desires to assume control of the Proceeding, but the Indemnifying Party does not have the right to be the Defending Party pursuant to the preceding sentence, or if Losses are to be allocated under Section 18.3, 18.4(d) or 18.5, then the Parties shall confer and negotiate in good faith to determine whether to enter into a joint defense agreement pursuant to which the Parties shall allocate the respective rights and obligations of the Parties with respect to the control of the Proceeding, including whether to designate one of the Parties as the Defending Party. In the event that there are two or more Indemnified Parties or Indemnified Persons that are subject to the same Proceeding, this Section 18.6 shall be construed to apply separately to such Proceeding as it applies to each such Indemnified Party or Indemnified Person, provided that the applicable Parties agree to take account of such fact in connection with their negotiations pursuant to this Section 18.6(b) with respect to the defense, control and settlement of such Proceeding as it applies to each such Indemnified Party or Indemnified Person. The out-of-pocket costs and expenses (including reasonable attorneys’ fees) reasonably incurred by the Defending Party in connection with its control of a Proceeding shall constitute Losses with respect to such Proceeding.

(c) Interim Control. Unless and until the Defending Party is determined, the Indemnified Party subject to such Proceeding shall have the right to defend and control such Proceeding, but shall not have the right to consent to the entry of any judgment or enter into any settlement with respect to the Proceeding for which it would be seeking indemnification or reimbursement hereunder (including under Section 18.3, 18.4(d) or 18.5) without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(d) Control by the Indemnifying Party. If either Party is the Defending Party, (i) the other Party may retain separate co-counsel at (from and after such assumption) its sole cost and expense and participate in the defense of the Proceeding but the Defending Party shall control the investigation, defense and settlement thereof, (ii) the other Party will not consent to

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the entry of any judgment or enter into any settlement with respect to the Proceeding for which it would be seeking indemnification or reimbursement hereunder without the prior written consent of the Defending Party (which consent shall not be unreasonably withheld, conditioned or delayed) and (iii) the Defending Party will not, without the prior written consent of the other Party, consent to the entry of any judgment or enter into any settlement with respect to the Proceeding to the extent such judgment or settlement (A) provides for equitable relief (or any other relief other than solely for money damages), or for any monetary relief that will not be fully discharged by the Defending Party (without any recourse to the other Party) concurrently with the effectiveness of such judgment or settlement; provided that the other Party’s consent shall not be unreasonably withheld, conditioned or delayed to the extent that the sole relief is monetary, or (B) does not effect a full and unconditional release of the other Party and its Indemnified Persons with respect to all claims in such Proceeding (or the portion thereof to which the judgment or settlement relates). The Parties shall act in good faith in responding to, defending against, settling or otherwise dealing with such Proceeding; provided, that (A) an Indemnified Party shall not be obligated pursuant to this sentence to enter into or consent to the entry of any judgment or settlement in relation to any Proceeding and (B) in any event, an Indemnifying Party shall not be relieved of its obligations under this sentence as a result of any breach of this sentence (determined after giving effect to clause (A)) except to the extent that the Indemnifying Party is actually prejudiced by such breach. Notwithstanding anything contained herein to the contrary, an Indemnifying Party shall not be entitled to assume the defense of any Proceeding that seeks an injunction or other equitable relief (or any other relief other than solely money damages) against the other Party. The Parties shall also cooperate in any such defense and give each other reasonable access to all non-privileged information relevant thereto to the extent permitted by applicable law.

(e) Election Not to Control. If there is no Defending Party with respect to a given Proceeding, then the Indemnified Party will be entitled to assume control of the Proceeding, at its cost and expense (or to the extent the Indemnified Party is entitled to indemnification or reimbursement with respect thereto pursuant to this Section 18, at the expense of the other Party to such extent) upon delivery of notice to such effect to the other Party; provided that the Indemnifying Party shall have the right to participate in the Proceeding at its sole cost and expense, but the Indemnified Party shall control the investigation, defense and settlement thereof.

(f) Unauthorized Settlements. Whether or not the Indemnifying Party has assumed control of the Proceeding, such Indemnifying Party shall not be obligated to indemnify or reimburse the Indemnified Party hereunder for any settlement entered into, or any judgment that was consented to, by the Indemnified Party without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(g) Allocations. The allocation between the Parties (whether by indemnification, reimbursement or otherwise) of any liability for any Losses, if not otherwise determined in a court of law, shall be considered by the Parties and, if the Parties do not reach

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

agreement in writing on such allocation, either Party shall have the right to refer the dispute to arbitration pursuant to Section 20.7. The Parties or the arbitrator, as the case may be, shall make such allocation based on the indemnification and reimbursement principles set forth in this Section 18. The dispute resolution procedures in Section 2.4 shall not apply to any disputes arising under this Section 18.6(g). Notwithstanding the foregoing, the Parties shall not be entitled to refer any dispute with respect to Losses arising under a Proceeding pursuant to this Section 18.6(g) to arbitration to the extent that the liability of either Party for such Losses is being contested in such Proceeding (or any other Proceeding that would be binding with respect to such first Proceeding).

(h) Third Party Rights. The Parties shall attempt in good faith to coordinate with respect to the rights set forth in this Section 18.6, including any rights with respect to the control of any applicable Proceeding, to take into account the rights of any Third Party (e.g., a subcontractor of a Party) that has an obligation to indemnify any Party (or its Indemnified Persons) with respect to any Losses covered by this Section 18.

18.7 LIMITATION ON DAMAGES. EXCEPT WITH RESPECT TO LIABILITY ARISING FROM BREACHES OF SECTION 15 BY A PARTY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, MULTIPLIED OR CONSEQUENTIAL DAMAGES (INCLUDING FOR LOST PROFITS), WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY ANCILLARY AGREEMENT. NOTHING IN THIS SECTION 18.7 IS INTENDED TO OR SHALL OPERATE TO LIMIT A PARTY’S OBLIGATIONS OF INDEMNITY OR REIMBURSEMENT OF LOSSES UNDER THIS SECTION 18.

18.8 Insurance. Each Party shall maintain during the term of this Agreement and for a period of at least five years thereafter product liability insurance on an occurrences reported or a claims-made coverage form with limits of not less than [*] per occurrence and annual aggregate. If such coverage is written on a claims-made basis, the retroactive date, if any, shall precede the Effective Date. In addition, a [*] extended reporting period shall be purchased if the policy or policies are cancelled or not renewed and not replaced by another claims-made policy with the same (or earlier) retroactive date. Such insurance shall include worldwide coverage. If commercially reasonable insurance is unavailable, each Party may elect to self-insure its respective risks. Each Party shall provide the other with thirty (30) days’ prior written notice in the event of cancellation of or material change in such insurance. Each Party shall, upon the written request of the other, provide the other with written evidence of insurance coverage meeting the above criteria. To the extent that either Party insures its respective risks and exposures arising out of the Exploitation of the Combination Product, the Party obtaining such insurance or self-insuring for such exposures shall have the sole right to retain any recoveries under such policies or programs. For the avoidance of doubt, nothing contained in this Section 18.8 is intended, or shall be construed, to limit a Party’s indemnity obligations or obligation to share Losses pursuant this Section 18.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

18.9 Quality Agreements. For clarity, no Indemnified Party shall be entitled to indemnification pursuant to Section 18.1 based solely on a breach of a Quality Agreement. Further, each Party shall, and shall cause its Affiliates to, refrain from seeking damages or any other remedy under any Quality Agreement.

SECTION 19

TERM AND TERMINATION

19.1 Term. The term of this Agreement shall commence as of the Effective Date and shall continue until terminated pursuant to this Section 19.

19.2 Challenge by Governmental Authority. In the event that any governmental authority in a country obtains a preliminary injunction or permanent injunction enjoining the transactions between the Parties in connection with entering into this Agreement, the Parties shall meet and discuss whether to terminate this Agreement with respect to such country.

19.3 Combination Product Withdrawal. Either Party may terminate this Agreement, with respect to a country, if (a) the Territory Combination Product is withdrawn from the market in such country for reasons of safety or efficacy or (b) the Territory Combination Product is withdrawn in a Major Market for reasons of safety or efficacy. In such event, termination shall be effective immediately upon written notice from the terminating Party.

19.4 Material Breach.

(a) Notice and Cure Period. If a Party (the “Breaching Party”) is in Material Breach, the other Party (the “Non-Breaching Party”) shall have the right to give the Breaching Party notice specifying the nature of such Material Breach. Except as set forth in Section 6.2(b)(v) with respect to Initial Specific Target Breaches, the Breaching Party shall have a period of ninety (90) days after receipt of such notice to cure such Material Breach (including Commercial Target Breaches other than Initial Specific Target Breaches) (the “Cure Period”) in a manner reasonably acceptable to the Non-Breaching Party. For the avoidance of doubt, this provision is not intended to restrict in any way either Party’s right to notify the other Party of any other breach or to demand the cure of any other breach.

(b) Termination Right. The Non-Breaching Party shall have the right to terminate this Agreement, upon written notice to the Breaching Party, in the event that the Breaching Party has not, in the case of an Initial Specific Target Breach, cured such Material Breach within the applicable time period set forth in Section 6.2(b)(v), or in the case of any other Material Breach, cured such Material Breach within the Cure Period. If a Party contests such termination pursuant to the escalation procedures under Section 2.4 or under Section 20.7, such termination shall not be effective until a conclusion of the procedures in Section 2.4 and Section 20.7, as applicable, resulting in a determination that there has been an uncured Material Breach (or, if earlier, abandonment of the dispute by such Party). If the Breaching Party asserts that the

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Material Breach has been cured, this Agreement shall not be terminated if the alleged cure has effectively remedied the harm to the Non-Breaching Party caused by the Material Breach.

19.5 Voluntary Termination.

(a) In the event of a Program Failure, either Party may terminate this Agreement in its entirety at any time prior to Approval of the Combination Product in the Field by the FDA or the grant of the marketing authorization of the Combination Product in the Field by the European Commission, whichever occurs first, by written notice to the other Party. A “Program Failure” shall mean the failure of either of the phase III Ongoing TMC278 Studies to meet their primary clinical endpoints. Such termination shall be effective as of the date of such notice.

(b) If both of the following circumstances have occurred: (i) as of the third anniversary of the first Approval of the TMC278 Product in the Field in the United States (which date shall be extended for the period of time that Gilead agrees in writing to exert Commercially Reasonable Efforts to perform Clinical Trials or other studies (other than bioequivalence studies) that have become necessary to obtain Approval from the FDA for the Combination Product in the Field), Approval of the Combination Product in the Field has not been granted by the FDA and (ii) as of the third anniversary of the first marketing authorization of the TMC278 Product in the Field by the European Commission (which date shall be extended for the period of time that Gilead agrees in writing to exert Commercially Reasonable Efforts to perform Clinical Trials or other studies (other than bioequivalence studies) that have become necessary to obtain marketing authorization from the European Commission for the Combination Product in the Field), marketing authorization of the Combination Product in the Field has not been granted by the European Commission, then Tibotec may terminate this Agreement in its entirety by written notice to Gilead, provided that Tibotec exercises such termination right prior to the first Approval of the Combination Product in the Field in the United States or the first marketing authorization of the Combination Product in the Field by the European Commission. Such termination shall be effective as of the date of such notice.

(c) Either Party may, by written notice to the other Party, terminate this Agreement in its entirety at any time prior to the earlier of the first Approval for the Combination Product in the Field in the US or the first marketing authorization for the Combination Product in the Field by the European Commission if either the FDA or the EMEA requires (i) for, or as a condition of, Approval or marketing authorization of the Combination Product in the Field in the United States or the European Union, as applicable, any Clinical Trials or studies other than the activities contemplated in Section 3.2(a) and Section 3.2(b)(i), or (ii) for, or as a condition of, Approval of marketing authorization of the TMC278 Product in the Field in the United States or the European Union, as applicable, any Clinical Trials or studies other than the Ongoing TMC278 Studies or such other studies as Tibotec would be obligated to perform under Section 3.1(a), and, in the case of clause (i), Gilead is unwilling to conduct such Clinical Trials or studies, and, in the case of clause (ii), regardless of whether Tibotec is willing to conduct such Clinical Trials or studies. Such termination shall be effective as of the date of such notice.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(d) On or after the expiration of the last to expire of the Viread Patents (as defined below) in the United States, Gilead may terminate this Agreement with respect to the United States and Canada by written notice to Tibotec. On and after the expiration of the last to expire of the Viread Patents in the first country in the European Union in which the Viread Patents expire, Gilead may terminate this Agreement with respect to all countries other than the United States and Canada by written notice to Tibotec. Any termination pursuant to this clause (d) shall be effective as of the later of (i) the last day of the second (2nd) Calendar Quarter after the Calendar Quarter in which such notice is delivered to the other Party and (ii) such expiration date. A “Viread Patent” shall mean a Patent in the applicable country that contains at least one claim that (A) covers TDF or use (excluding any use in combination claim) of TDF in the Field, and (B) has not been determined to be invalid or unenforceable by a court in the applicable jurisdiction.

(e) On or after the expiration of the last to expire of the TMC278 Patents (as defined below) in the United States, Tibotec may terminate this Agreement with respect to the United States and Canada by written notice to Gilead. On or after the expiration of the last to expire of the TMC278 Patents in the first country in the European Union in which the TMC278 Patents expire, Tibotec may terminate this Agreement with respect to all countries other than the United States and Canada by written notice to Gilead. Any termination pursuant to this clause (e) shall be effective as of the later of (i) the last day of the second (2nd) Calendar Quarter after the Calendar Quarter in which such notice is delivered to Gilead and (ii) such expiration date. A “TMC278 Patent” shall mean a Patent in the applicable country that contains at least one claim that (A) covers TMC278 or use (excluding any use in combination claim) of TMC278 in the Field, and (B) has not been determined to be invalid or unenforceable by a court in the applicable jurisdiction and (C) with respect to the European Union is either issued or a patent application that is pending (and has been pending for [*] and not abandoned.

19.6 Consequences of Termination.

(a) Termination Prior to Commercialization. Upon termination of this Agreement pursuant to Section 19.2, 19.5(a), 19.5(b) or 19.5(c), the provisions of this Section 19.6(a) shall apply (with respect to the applicable country, in the case of a country-specific termination). The license grants in Section 9 (other than those license grants that survive as described in Section 19.7(b)) to a Party shall survive only to the extent necessary to enable such Party (or its Affiliates) to perform any obligations of such Party (or its Affiliates) that survive the termination of this Agreement or any Ancillary Agreement or as otherwise provided in Section 19.7(b). No later than thirty (30) days after the date of such termination, each Party shall make arrangements for, at the election of the other Party, either the return or disposal of any Confidential Information of the other Party, whether such Confidential Information is in tangible or intangible form (except for one (1) copy which may be retained solely for archival purposes); provided, however, that the foregoing shall not apply with respect to any such Confidential Information (i) to the extent that this Agreement or any other binding agreement between the Parties (or their respective Affiliates) expressly provides that the returning Party retains the right

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

to use such Confidential Information (e.g., in the case of a surviving license) following such termination or (ii) in the case of a Region-specific or country-specific termination, to the extent that such Confidential Information is relevant to any other Region or country as to which termination has not yet occurred. Solely in the case of a termination of this Agreement by Gilead pursuant to Section 19.5(a), in the event that Gilead has paid less than [*] pursuant to Section 10.1 as of the effective date of such termination then Tibotec shall invoice Gilead for the difference between the amounts previously paid pursuant to Section 10.1 and [*] and Gilead shall pay such invoice on terms consistent with Section 10.1. Thereafter, Gilead shall have no obligation to pay any additional amounts pursuant to Section 10.1.

(b) Termination Due to Withdrawal. Upon termination of this Agreement by either Party pursuant to Section 19.3 with respect to a given country, the provisions of this Section 19.6(b) shall apply with respect to such country: (i) Section 19.6(a) shall apply, (ii) the Parties shall coordinate in good faith to wind down matters relating to the Manufacture and supply of the Territory Combination Product with respect to the terminated country, including the appropriate disposition of any Territory Combination Product then in the applicable Party’s (or its Affiliate’s) inventory to the extent not usable for commercialization in the non-terminated countries, if any, and appropriate financial adjustments with respect to such inventory pursuant to Section 13.3, and (iii) in the case of clause (b) of Section 19.3 (i.e., the Combination Product has not yet been withdrawn in such country), the Territory Combination Product shall be withdrawn from the market in such country in accordance with Section 13.

(c) Termination Due to Material Breach. If this Agreement is terminated for a Material Breach, then the provisions of clause (b) of this Section 19.6 shall apply. If this Agreement is terminated by Tibotec for a Material Breach of Gilead before Gilead has paid [*] pursuant to Section 10.1, then Tibotec shall invoice Gilead for the difference between the amounts previously paid pursuant to Section 10.1 and [*] and Gilead shall pay such invoice on terms consistent with Section 10.1. Except to the extent expressly precluded by this Agreement, the aggrieved Party may also seek damages and other relief for such Material Breach and (for the avoidance of doubt) for any other breach of this Agreement.

(d) Post-Launch Voluntary Termination by Tibotec. Upon termination of this Agreement by Tibotec pursuant to Section 19.5(e) with respect to a Region (where “Region” shall mean either (x) the United States and Canada, or (y) all countries in the Territory other than the United States and Canada, as the case may be), the provisions of this Section 19.6(d) shall apply with respect to such terminated Region:

(i) Gilead shall have the right, for [*] after receipt of the notice from Tibotec with respect to such termination, to notify Tibotec in writing if it desires to continue to distribute and commercialize the Combination Product in the terminated Region. If Gilead timely elects to continue to distribute and commercialize the Combination Product in the terminated Region, the remainder of this Section 19.6(d), other than Section 19.6(d)(ix), shall apply. If Gilead does not so timely elect to continue to distribute and commercialize the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Combination Product in the terminated Region, then the provisions of Section 19.6(d)(ix) shall apply with respect to the terminated Region.

(ii) The Parties shall enter into good faith negotiations with respect to one or more written agreements (or amendments to this Agreement or the Ancillary Agreements, as applicable) pursuant to which Tibotec (or, at the election of Tibotec, a designee of Tibotec) would continue to supply Gilead with the Supplied TMC278 for use in the Manufacture of the Combination Product for sale or Distribution in the terminated Region, on a non-exclusive basis, in quantities as Gilead may reasonably request, subject to the TMC278 Supply Agreement until such time as Gilead or its designee has been enabled to manufacture TMC278 in accordance with this clause (ii), or for such longer period as Tibotec may agree in its sole discretion; provided that in no event shall this Section 19.6(d) obligate Tibotec to supply any TMC278 beyond [*]. Tibotec shall (A) enable Gilead to Manufacture quantities of TMC278 in the form supplied under the TMC278 Supply Agreement for use in the Manufacture of the Combination Product for distribution in the terminated Region, (B) automatically be deemed to grant a royalty-free nonexclusive worldwide license to Gilead under Tibotec’s and its Affiliates’ Patents and Information and Inventions covering the Manufacture of TMC278 in the form supplied under the TMC278 Supply Agreement or the composition or use of TMC278 in such form to Manufacture the TMC278 in such form for inclusion in the Combination Product in the form sold as of the date of termination of this Agreement for sale or distribution in the terminated Region (and to so sell or distribute such Combination Product), which license shall be sublicensable to any Third Party Distributor or Affiliate of Gilead and shall permit Gilead to engage a contract manufacturer to conduct such Manufacture, and (C) provide reasonable technical assistance to Gilead or its designee (which designee shall be subject to the prior approval of Tibotec, such approval not to be unreasonably withheld or delayed), at Gilead’s expense at [*] to enable the foregoing Manufacture. Tibotec will be deemed to have satisfied all obligations to enable Gilead or its designee to manufacture the TMC278 (in API or other form) where it has provided (i) information on equipment, process conditions, starting materials, and procedures known to Tibotec to achieve yields equivalent to those then currently obtained by Tibotec and (ii) consultation with Tibotec’s skilled scientists and production experts as reasonably necessary to enable Gilead to act on the information provided by Tibotec hereunder.

(iii) The license grants in Section 9.4 made by Tibotec to Gilead shall survive to the extent necessary to enable Gilead to identify Tibotec on the Product Label and Insert for the Combination Product to be sold or distributed in the terminated Region, as approved by the applicable Regulatory Authorities in the terminated Region, in each case solely to the extent required by Applicable Law.

(iv) Except to the extent necessary to enable Gilead to identify Tibotec (or its applicable Affiliate) on the Product Label and Insert approved by the applicable Regulatory Authorities for the Combination Product to the extent required by Applicable Law, Gilead shall not (and shall cause its Affiliates not to) use the Trademark or name of Tibotec (or any of its Affiliates) (A) on any labeling, packaging and advertising materials for the

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Combination Product to be Distributed in the terminated Region or (B) otherwise in connection with Gilead’s business with respect to the Combination Product in the terminated Region.

(v) Tibotec shall promptly (and in any event within thirty (30) days thereafter) make arrangements for the return or disposal, at Gilead’s option, of any Confidential Information of Gilead, in tangible or intangible form, except for (A) one (1) copy which may be retained solely for archival purposes and (B) Confidential Information relating to (1) any surviving licenses and other rights pursuant to this Agreement or any Ancillary Agreement or (2) any surviving obligations of Tibotec under this Agreement or any Ancillary Agreement or (3) any Region as to which termination has not yet occurred.

(vi) For the avoidance of doubt, the pricing and other provisions contained in Section 7 and Annex R shall terminate.

(vii) Tibotec shall continue to be obligated under Section 4 with respect to regulatory matters for the Territory Combination Product in the terminated Region to the extent relating to Tibotec’s supply of the TMC278 to Gilead, for so long as such supply obligation remains in effect (as set forth above).

(viii) Either Party (or their respective Affiliates) shall have the right to terminate any or all Tibotec Distribution Agreements to the extent relating to the terminated Region pursuant to the terms of such Tibotec Distribution Agreement.

(ix) In the event that Gilead does not elect to continue to commercialize the Combination Product in the terminated Region, then (A) Section 19.6(a) shall apply and (B) the Parties shall coordinate in good faith to wind down matters relating to the Manufacture and supply of the Territory Combination Product with respect to the terminated Region, including the appropriate disposition of any Territory Combination Product then in the applicable Party’s (or its Affiliate’s) inventory to the extent not usable for commercialization in the non-terminated Region, if applicable, and appropriate financial adjustments with respect to such inventory so that the Party holding such inventory pays the other Party an amount for its APIs that is equal to the [*].

(e) Post-Launch Voluntary Termination by Gilead. Upon termination of this Agreement by Gilead pursuant to Section 19.5(d) with respect to a Region, the provisions of this Section 19.6(e) shall apply with respect to such Region:

(i) Tibotec shall have the right, for [*] after receipt of the notice from Gilead with respect to such termination, to notify Gilead that it desires to distribute and commercialize the Combination Product in the terminated Region (other than [*]).

(ii) If Tibotec timely notifies Gilead of such desire, then the Parties shall negotiate in good faith one or more written agreements pursuant to which Tibotec would

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

obtain the exclusive rights to do so and would pay to Gilead a portion of the Combination Product revenue to be determined during the course of such negotiation [*].

(iii) If Tibotec does not so notify Gilead, or if the Parties cease such negotiations prior to entering into such agreement(s), then (A) Section 19.6(a) shall apply and (B) the Parties shall coordinate in good faith to wind down matters relating to the Manufacture and supply of the Territory Combination Product with respect to the terminated Region, including the appropriate disposition of any Territory Combination Product then in the applicable Party’s (or its Affiliate’s) inventory to the extent not usable for commercialization in the non-terminated Region, if applicable, and appropriate financial adjustments with respect to such inventory so that the Selling Party pays the other Party an amount for its API(s) that is equal to the [*].

19.7 Accrued Liabilities; Survival.

(a) Termination of this Agreement, in whole or in part, shall be without prejudice to any liabilities that shall have accrued prior to such termination or any remedies to which either Party may be entitled. Such termination shall not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement. In the event that there are any outstanding credit notes that were issued pursuant to this Agreement as of the date of any such termination, the issuing Party shall pay, promptly and in no event later than forty-five (45) days after such termination, to the non-issuing Party the amount set forth in such outstanding credit notes and, upon such payment, such notes shall no longer be in effect.

(b) Without limiting anything contained in Section 19.6, in the event of any termination of this Agreement for any reason, this Section 19.7 and Sections 1, 2.4, 3.4, 3.6 , 4.5, 7 (to the extent relating to the calculation of the Parties’ respective share of revenue from the sale of the Territory Combination Product that contains Supplied TMC278 shipped to Gilead (or its Affiliate) during the term of this Agreement), 7.2(a) through (c) (to the extent relating to preventing the unauthorized use and disclosure of a Party’s Territory Pricing Information), 7.4(c), 7.4(g), 8 (to the extent relating to payment by Gilead to Tibotec for TMC278 API shipped to Gilead (or its Affiliate) during the term of this Agreement), 9.1(a)(iii), 9.1(b)(ii), 9.3(c) (to the extent relating to 9.1(a)(iii) and 9.1(b)(ii)), 9.4(d), 9.5 (only the first sentence),10.2, 10.3 (solely with respect to any adjustments to the payment obligations that have accrued prior to the effective date of termination), 10.5 through 10.11, 10.12 (solely with respect to any royalties payable with respect to Territory Combination Product sold by the Selling Party or its Affiliates during the period in which Tibotec is supplying Supplied TMC278 under the TMC278 Supply Agreement), 11.1, 11.5 through 11.7 (to the extent relating to payment by Gilead to Tibotec for TMC278 API shipped to Gilead (or its Affiliate) during the term of this Agreement), 11.8 (solely for purposes of a final yield adjustment), 12, 13 (to the extent the matters described therein are reasonably likely to affect the Territory Combination Product), 14.1, 14.3, 14.4(d) and (f), 14.5 (other than the last sentence of 14.5), 14.6(a) through (c)(i), 15, 16.3 (solely as the matters prohibited therein relate to this Agreement), 17 (solely with respect to the representations and not with respect to any covenants set forth therein), 17.4, 18, 19.6, 20.1 through 20.15 and the

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annexes to the extent applicable to the other surviving terms of this Agreement, shall survive such termination (with respect to the terminated Region, if applicable).

SECTION 20

GENERAL PROVISIONS

20.1 Force Majeure. Neither Party shall be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, except for the payment of any amounts under this Agreement, when such failure or delay is caused by or results from causes beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotion, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within five (5) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use, throughout the period of suspension of performance, commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for ninety (90) days after the date such force majeure commences, the Parties shall meet to discuss in good faith how to proceed in order to accomplish the objectives of this Agreement; and provided, further, however, that if the suspension of performance continues for more than one (1) year after the date such force majeure commences, either Party shall have the right to terminate this Agreement upon notice to the other Party. Upon such termination, the provisions of Section 19.6(b) shall apply and any amounts remaining to be paid by Gilead pursuant to Section 10.1 shall be canceled (but any amounts theretofore paid pursuant to Section 10.1 may be retained by Tibotec). For purposes of this Agreement a force majeure shall not include a failure to commit sufficient resources, financial or otherwise, to the activities to be conducted pursuant to this Agreement or general market or economic conditions.

20.2 Notice. All notices, requests, reports, statements and other communications to either Party shall be in writing, shall refer specifically to this Agreement and shall be delivered personally, sent by nationally-recognized overnight courier, sent by facsimile, or sent by registered or certified mail, postage prepaid, return receipt requested, to the following respective addresses (or to such other address as may be specified by notice from time to time by the relevant Party):

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

if to Gilead, to:

Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: President & Chief Operating Officer Fax No.: [*]

with copies to:

Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: General Counsel Fax No: [*]

and	Covington & Burling LLP One Front Street San Francisco, CA 94111 Attn: Amy L. Toro, Esq. Fax No. [*]

if to Tibotec, to:

Tibotec Pharmaceuticals EastGate Village EastGate, Little Island Co. Cork, Ireland Attn: President Fax No.: [*]

with copies to:

Tibotec Pharmaceuticals EastGate Village EastGate, Little Island Co. Cork, Ireland Attn: Company Secretary Fax No.: [*]

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

and	Office of the General Counsel Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933 Attn: General Counsel Fax No.: [*]

Any such communication shall be deemed to have been given (a) when delivered, if personally delivered during the recipient’s normal business hours, (b) on the Business Day after dispatch, if sent by nationally-recognized overnight courier and proof of delivery is obtained, (c) on the Business Day following electronic confirmation of receipt, if sent by facsimile, and (d) on the third (3rd) Business Day following the date of mailing, if sent by mail. It is understood and agreed that this Section 20.2 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement. Whenever this Agreement requires or permits the giving of notice by or to Gilead, such notice may be given by or to Gilead Parent on behalf Gilead.

20.3 Further Assurances. Each Party shall use commercially reasonable efforts to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further ministerial, administrative or similar acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary, or as the other Party may reasonably request, to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

20.4 Guarantee. Tibotec shall cause [*] to, and Gilead Parent shall, enter into a guarantee agreement substantially in the form of Annex U.

20.5 Successors and Assigns. The terms and provisions hereof shall inure to the benefit of, and be binding upon, the Parties and their respective successors and permitted assigns. Except as expressly permitted pursuant to Sections 3.3, 4.1(b) and 6.2(c) or otherwise in this Agreement, neither Party may, without the prior written consent of the other Party, assign or otherwise transfer any of its rights and interests or subcontract or otherwise delegate any of its obligations under this Agreement. Notwithstanding the foregoing, (i) either Party, without such consent, may assign its rights and delegate its duties under this Agreement to an Affiliate which is a directly or indirectly wholly-owned subsidiary of Gilead Parent or Tibotec Parent, as the case may be; provided, that, except as set forth in clause (ii) below, such assignment or delegation to an Affiliate shall terminate automatically at such time, if any, as such Affiliate ceases to be wholly-owned, directly or indirectly, by Gilead Parent or Tibotec Parent, as the case may be, unless such Affiliate owns substantially all the assets of Gilead or Tibotec, as the case may be, that are described in clause (ii)(A)(1) or (ii)(A)(2), respectively, and (ii) each of Gilead and Tibotec, without the prior written consent of the other, may assign its rights and delegate its

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

duties under this Agreement, whether by contract or operation of law, (A) to any Third Party that acquires (through the purchase of assets, stock or otherwise) substantially all of the assets of such Party related to (1) in the case of Gilead, [*], and (2) in the case of Tibotec, [*], or (B) in connection with a merger or consolidation of (1) in the case of Gilead as the assigning Party, Gilead Parent, or (2) in the case of Tibotec as the assigning Party, Tibotec, with or into any Third Party, to such Third Party or to the surviving entity in such merger or consolidation with such Third Party. For purposes of the foregoing proviso and clause (ii)(A) of this Section 20.5, “Tibotec” shall refer to the Affiliate(s) of Tibotec Parent which have rights or obligations under this Agreement, and “Gilead” shall refer to the Affiliate(s) of Gilead Parent which have rights or obligations under this Agreement. Any permitted delegee of obligations hereunder shall, in a writing delivered to the other Party at the time of such delegation, expressly assume performance of such obligations. Any purported assignment, transfer, subcontract or delegation by either Party in violation of the terms of this Section 20.5 shall be null and void and of no legal effect. In the event that a Party delegates any of its obligations under this Agreement to a subcontractor, or makes any other assignment of this Agreement (other than pursuant to clause (ii)(B) above), the delegating or assigning Party shall remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such subcontractor or assignee of all such Party’s obligations under this Agreement. For clarity, for purposes of this Agreement, neither Party nor any of its Affiliates shall constitute a subcontractor of the other Party or any of its Affiliates and no activity performed by a Party or its Affiliates shall be deemed performed “on behalf” of the other Party.

20.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the rules of conflict of laws thereof.

20.7 Arbitration.

(a) Arbitration Matters shall be referred initially to the Executives as provided in Section 2.4. If such Arbitration Matter is not resolved as provided in Section 2.4, then, unless the Parties agree in writing to alternate provisions, such Arbitration Matter shall (subject to the limitations in Section 2.4) be resolved exclusively through binding arbitration pursuant to the Non-Administered Arbitration Rules then in effect of the International Institute for Conflict Prevention and Resolution (“CPR”) (available at http://www.cpradr.org), or successor, except where those rules conflict with these provisions, in which case these provisions control. The arbitration will be held in New York, New York.

(b) The panel shall consist of three arbitrators chosen from the CPR Panels of Distinguished Neutrals (unless the Parties agree on the selection of the arbitrators) each of whom shall be a lawyer with at least fifteen (15) years experience with a law firm or corporate law department of over twenty-five (25) lawyers or who was a judge of a court of general jurisdiction. In the event the aggregate damages sought by the claimant are stated to be less than five million U.S. Dollars ($5,000,000), and the aggregate damages sought by the counterclaimant are stated to be less than five million U.S. Dollars ($5,000,000), and neither side seeks equitable

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

relief, then a single arbitrator shall be chosen, having the same qualifications and experience specified above. Each arbitrator shall be impartial and independent of the Parties and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes (available at http://www.adr.org/EthicsAndStandards).

(c) In the event the Parties cannot agree upon selection of the arbitrator(s), the CPR will select arbitrator(s) as follows: CPR shall provide the Parties with a list of no less than twenty-five (25) proposed arbitrators (fifteen (15) if a single arbitrator is to be selected) having the credentials referenced above. Within fifteen (15) days of receiving such list, the Parties shall rank at least sixty-five percent (65%) of the proposed arbitrators on the initial CPR list, after exercising cause challenges. The Parties may then jointly interview the five candidates (three if a single arbitrator is to be selected) with the highest combined rankings for no more than one hour each and, following the interviews, may exercise one peremptory challenge each. The panel will consist of the remaining three candidates (or one, if one arbitrator is to be selected) with the highest combined rankings. In the event these procedures fail to result in selection of the required number of arbitrators, CPR shall select the appropriate number of arbitrators from among the members of the various CPR Panels of Distinguished Neutrals, allowing each side challenges for cause and one peremptory challenge each.

(d) The Parties agree to cooperate (i) to attempt to select the arbitrator(s) by agreement within thirty (30) days of initiation of the arbitration, including jointly interviewing the final candidates, (ii) to meet with the arbitrator(s) within thirty (30) days of selection and (iii) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than six (6) months after selection of the arbitrator(s) and in the award being rendered within sixty (60) days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides within thirty (30) days after the conclusion of the hearings.

(e) In the event the Parties cannot agree upon procedures for discovery and conduct of the hearing meeting the schedule set forth in Section 20.7(d), then the arbitrator(s) shall set dates for the hearing, any post-hearing briefing, and the issuance of the award following the schedule set forth in Section 20.7(d) as closely as practical. The arbitrator(s) shall provide for discovery according to those time limits, giving recognition to the understanding of the Parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery will be limited so that the schedule set forth in Section 20.7(d) may be met without difficulty. In no event will the arbitrator(s), absent agreement of the Parties, allow more than a total of ten days for the hearing or permit either side to obtain more than a total of forty (40) hours of deposition testimony from all witnesses, including both fact and expert witnesses, or serve more than twenty (20) individual requests for documents, including subparts. There shall be no requests for admission or interrogatories. Multiple hearing days will be scheduled consecutively to the greatest extent possible. The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundancy, or irrelevance and no award shall be overturned by reason of any ruling on

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

evidence. A transcript of the testimony adduced at the hearing shall be made and shall, upon request, be made available to either Party.

(f) The arbitrator(s) are expressly empowered to decide dispositive motions in advance of any hearing, including but not limited to motions to dismiss and motions for summary judgment, and shall endeavor to decide such motions as would a Federal District Judge sitting in the State of New York.

(g) The arbitrator(s) shall decide the issues presented in accordance with the governing law set forth in Section 20.6. The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based. To the extent possible, the arbitration hearings and award will be maintained in confidence.

(h) Nothing in this Agreement, including this Section 20.7, shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute with the other Party, either prior to or during the dispute resolution procedures set forth in this Section 20.7, if necessary to protect the interests of such Party.

(i) EACH PARTY HERETO WAIVES ANY CLAIM OF DAMAGES TO THE EXTENT THAT SUCH DAMAGES ARE PRECLUDED PURSUANT TO SECTION 18.7.

(j) EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS’ FEES AND COSTS FROM THE OTHER.

(k) EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

20.8 Consent to Jurisdiction.

(a) Each Party, for the purpose of enforcing an award under Section 20.7 or for seeking interim or provisional relief as contemplated in Section 20.7(h) with respect to any breach of this Agreement or any Ancillary Agreement, (i) irrevocably submits to the jurisdiction of the federal and state courts located in the City of New York, State of New York (the “Court”), and (ii) agrees not to raise any objection at any time to the laying or maintaining of the venue of any action, suit or proceeding for such purpose in any such Court, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s notice address provided for in this Agreement shall be effective service of process for any action, suit or proceeding in the Court with respect to any matters to which it has submitted to jurisdiction in this Section 20.8(a).

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Notwithstanding anything in this Agreement to the contrary, any Patent Matter with respect to a given Patent shall be subject to adjudication in accordance with the laws of the country in which such Patent is pending or has been issued. The Parties agree that the venue of any such adjudication involving a Patent pending in or issued by the United States shall be a U.S. federal district court sitting in the City of New York, State of New York, and for a Patent pending in or issued by any other country, any competent court having jurisdiction over the subject of the Patent Matter sitting in the capital of such country (or if there is not any such competent court in the capital, a location reasonably proximate to the capital) and each Party irrevocably submits to the jurisdiction of such court. Each Party agrees not to raise any objection at any time to the laying or maintaining of the venue of any action, suit or proceeding for such purpose in any such court, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum, including any forum non conveniens argument, and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such court does not have any jurisdiction over such Party.

20.9 Waiver. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy, does not constitute a waiver of such provision, right or remedy, or prevent such Party thereafter from enforcing any or all provisions and exercising any or all other rights and remedies. The exercise of any right or remedy does not constitute an election or prevent the exercise of any or all rights or remedies, all rights and remedies being cumulative.

20.10 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by Applicable Law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the Parties as nearly as may be possible, and (b) the Parties agree to use commercially reasonable efforts to negotiate a provision, in replacement of the provision held invalid, illegal or unenforceable, that is consistent with Applicable Law and accomplishes, as nearly as possible, the original intention of the Parties with respect thereto. Without limitation of the foregoing, if any aspect of Section 7, Section 10, Section 11, Annex J or Annex R is held to be invalid, illegal or unenforceable in any respect, then the Parties agree to negotiate replacement provisions that preserve, as nearly as possible, consistent with Applicable Law, the economic benefit to each Party as those set forth therein. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

20.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

20.12 Construction. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. The words “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement (including the Annexes hereto) as an entirety and

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

not to any particular provision. The word “including” as used herein shall mean, including, without limiting the generality of any description preceding such term. The word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. Any reference in this Agreement to a matter or action being subject to the “mutual agreement” or “mutual consultation” of the Parties, or words of similar import, shall not be construed as an agreement that the Parties shall agree to such matter or action. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.

20.13 Status of the Parties. Neither Party shall have the right to enter into any agreements or take action on behalf of the other Party, nor shall it represent to any Person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

20.14 Entire Agreement. This Agreement (including the Annexes hereto), together with the Ancillary Agreements executed on or before the Effective Date by the Parties, constitutes, on and as of the Effective Date, the entire agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements between Gilead, on the one hand, and Tibotec, on the other hand (including the CDA and the MTA), whether written or oral, with respect to such subject matter are hereby superseded in their entireties; provided, however, that the CDA shall be superseded solely to the extent applicable to the subject matter of this Agreement. This Agreement shall not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by Gilead and Tibotec.

20.15 Third Parties. Except as set forth in Section 18 as to those Third Parties expressly referred to therein, the agreements, covenants, warranties and representations contained herein are for the benefit of the Parties only and are not for the benefit of any Third Parties.

[Signatures on following page]

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

IN WITNESS WHEREOF, the Parties have caused this License and Collaboration Agreement to be duly executed and delivered as of the date first above written.

TIBOTEC PHARMACEUTICALS

By:	/s/ Jeanne Bolger
Name:	Jeanne Bolger
Title:	Managing Director

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

IN WITNESS WHEREOF, the Parties have caused this License and Collaboration Agreement to be duly executed and delivered as of the date first above written.

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan
Name:	John F. Milligan, Ph.D.
Title:	President and Chief Operating Officer

GILEAD SCIENCES LIMITED

By:	/s/ John F. Milligan
Name:	John F. Milligan, Ph.D.
Title:	Director

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex A-1

Gilead Licensed Trademarks

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

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*	A European Union trademark registration is fully enforceable in all 27 member countries of the European Union, that is, Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom.

Annex A-1 Page 2

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex A-2

Tibotec Licensed Trademarks

[To be provided by Tibotec once selected by Tibotec and approved by the FDA]

Annex A-2 Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex B -1

Gilead Patents [*]

Viread: tenofovir disoproxil fumarate

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

   Emtriva: emtricitabine

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Truvada: fixed dose combination of tenofovir disoproxil fumarate and emtricitabine

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex B-2

Tibotec Patents in the Territory

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex C

Initial Alliance Managers

Gilead	Tibotec

Alliance Manager	Alliance Manager
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Annex C Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex D

Access Countries

Albania	Comoros	Honduras	Myanmar	South Africa

Afghanistan	Congo	India	Namibia	Sri Lanka

Algeria	Congo, Dem. Rep. of the	Indonesia	Nauru	Sudan

Angola	Cote’d’Ivorie	Iran	Nepal	Suriname

Antigua and Barbuda	Cuba	Iraq	Nicaragua	Swaziland

Armenia	Djibouti	Jamaica	Niger	Syria

Azerbaijan	Dominica	Jordan	Nigeria	Tajikistan

Bahamas	Dominican Republic	Kazakhstan	Pakistan	Tanzania, U. Rep. of

Bangladesh	Ecuador	Kenya	Palau	Thailand

Barbados	Egypt	Kiribati	Papua New Guinea	Timor-Leste

Belarus	El Salvador	Lao, People’s Dem. Rep.	Paraguay	Togo

Belize	Equatorial Guinea	Lesotho	Peru	Tonga

Benin	Eritrea	Liberia	Philippines	Trinidad and Tobago

Bhutan	Ethiopia	Libya	Rwanda	Tunisia

Bolivia	Fiji	Madagascar	Saint Kitts and Nevis	Turkmenistan

Bosnia and Herzegovina	Gabon	Malawi	Saint Lucia	Tuvalu

Botswana	Gambia	Maldives	Saint Vincent and the Grenadines	Uganda

Burkina Faso	Georgia	Mali	Samoa	Ukraine

Burundi	Ghana	Mauritania	Sao Tome and Principe	Uzbekistan

Cambodia	Grenada	Mauritius	Senegal	Vanuatu

Cameroon	Guatemala	Moldova, Rep. of	Serbia	Vietnam

Cape Verde	Guinea	Mongolia	Seychelles	Yemen

Central African Republic	Guinea-Bissau	Montenegro	Sierra Leone	Zambia

Chad	Guyana	Morocco	Solomon Islands	Zimbabwe

China (excluding Hong Kong)	Haiti	Mozambique	Somalia

Annex D Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex E

Designation of Option Countries

Option Countries
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

Annex E Page 1

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CONFIDENTIAL TREATMENT REQUESTED

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Annex F

Physician Awareness Standard; Required Minimum Details

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

Physician Awareness Standard

1. [*]

2. [*]

3. [*]

4. Other Surveys. Either Party, separately or jointly with the other Party or any third party, may conduct other surveys of physician awareness. Unless otherwise agreed, such surveys shall be at the sponsoring Party’s sole expense, the results need not be shared with the other Party, and such surveys shall not be deemed to determine Aided Physician Awareness.

Required Minimum Details

1. Minimum Details. For each Major Market, for each applicable Detailing Year, through the Calendar Quarter that includes the last day of the Launch Period, Gilead shall perform the number of Details of the Combination Product in such Major Market as set forth below (which amounts shall be prorated for any partial Detailing Year):

i.	United States	[*]
ii.	France	[*]
iii.	Germany	[*]
iv.	Italy	[*]
v.	Spain	[*]
vi.	United Kingdom	[*]

2. Records and Reports. Gilead shall require its sales representatives who Detail the Combination Product to keep records of their Detailing efforts in accordance with industry standards for the applicable Major Market and sufficient to determine whether or not the required number of Details are achieved and that the requirements of Section 6.2(b)(iii) are satisfied. Within thirty (30) days after the end of each Detailing Year, Gilead shall provide Tibotec with a written report stating the number of Details for each Major Market.

3. Audit. Notwithstanding any provision of Section 12 to the contrary, with reasonable advance notice and not more often than once each Calendar Year for each Major Market, Tibotec may audit Gilead’s records in order to verify (a) the number of Details in each Calendar Quarter

Annex F Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

of a Detailing Year made by Gilead in a Major Market applicable to meeting the requirements of this Annex F and (b) whether or not the other requirements of Section 6.2(b)(iii) are satisfied. Any such audit shall be conducted during normal business hours at Gilead’s facilities by a reputable independent Third Party selected by Tibotec and reasonably acceptable to Gilead (the “Auditor”). Such Auditor shall sign a confidentiality agreement in a form reasonably satisfactory to Gilead, and shall not disclose to Tibotec or any other person any information, except the number of Details made by Gilead per Major Market for each applicable quarter of a Detailing Year determined by such audit, and the Auditor’s findings as to whether or not the other requirements of Section 6.2(b)(iii) are satisfied. Such audit shall be at Tibotec’s expense, unless the Auditor determines (absent manifest error on the part of the Auditor) that Gilead incorrectly over-reported (i) the number of Details made by Gilead for a particular Major Market and Detailing Year and did not meet the number of Details required for such Major Market and Detailing Year, and/or (ii) meeting the requirements of Section 6.2(b)(iii), in either of which cases Gilead shall be responsible for reimbursing Tibotec for the fees and expenses charged by the Auditor in connection with such audit that are applicable to such Major Market and Detailing Year.

Annex F Page 2

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex G

Calculation of Net Sales and Net Selling Prices

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

1. “Net Sales” shall mean, with respect to a product for any period for a country, expressed in local currency in such country, the gross amount invoiced for commercial sales of such product in such period by the applicable selling Party or any of its Affiliates to Third Parties (for clarity, excluding in the case of the Combination Product any amounts of Combination Product supplied to (or Manufactured by) the Selling Party and distributed pursuant to Section 6.10(a) or (b) of the Agreement) (“Gross Sales”), less charges, if any, to the applicable Third Party for freight, postage, shipping and insurance expenses (if separately identified in such invoice) and less deductions for: (a) normal and customary quantity or cash discounts and sales returns and allowances, including those granted on account of prompt payment, price adjustments, billing errors, permitted customer rejections or returns, including due to a recall or product withdrawal, for a given quantity of the applicable product, administrative fees or reimbursements or similar payments to wholesalers or other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers or other institutions; allowances, rebates, fees paid to distributors and chargebacks allowed or given; (b) customs or excise duties or other duties related to the sales making up the gross invoice amount (if separately identified in such invoice); (c) any rebates or similar payments accrued with respect to sales paid for by any governmental or regulatory authority; (d) sales and other taxes and duties directly related to the sale, to the extent that such items are included in the gross invoice amount (but not including taxes assessed against the income derived from such sale); and (e) any other item taken as a deduction to determine net sales under GAAP. The foregoing shall be calculated in accordance with GAAP (unless otherwise agreed by the Parties (or their respective Affiliates) pursuant to Section 3 of this Annex). Any of the deductions listed above that involves a payment by such Party shall not be taken as a deduction prior to the date accrued in accordance with GAAP; provided, however that returns shall be deducted based on the actual returns rather than on the basis of the GAAP accruals approach. Further, for purposes of determining Net Sales with respect to a product, the product shall be deemed to be sold when the revenue obtained in connection with the transfer of such product to a Third Party is recognized in accordance with GAAP. Net Sales with respect to a product for any period for the Territory as a whole shall be expressed in U.S. Dollars and, in the case of the Territory Combination Product, shall be equal to the sum of Net Sales of the Territory Combination Product (as converted into U.S. Dollars on a monthly basis using the actual average daily exchange rate for the applicable month for converting the applicable currency into U.S. Dollars, as such rate is reported in Bloomberg Professional (R) service application) in each country in the Territory for such period.

2. “Net Selling Price” shall mean, for any product, for any country in the Territory for any period, expressed in the applicable local currency, the quotient of (i) the aggregate Net Sales for such country of such product for such period, divided by (ii) the number of Units of such product

Annex G Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

for which revenue has been recognized by the applicable Party in accordance with GAAP for such period that may be sold or used for commercial purposes in such country. (For clarity, donations and patient assistance quantities of Territory Combination Product are subject to Section 6.10 of the Agreement.)

3. Harmonization.

Notwithstanding any of the foregoing, in the case of determining Net Sales of the Territory Combination Product or any product covered by [*] for purposes of the Agreement (or any Ancillary Agreement), the Parties shall coordinate in good faith to harmonize their respective practices in the calculation of Net Sales in a country, such that each Party’s method of calculating Net Sales (for the Territory Combination Product, [*] includes or excludes the same categories or types of deductions as the other Party’s method.

4. “Net Component Price” shall mean, with respect to a Customer and a country, expressed in local currency, the average net price charged to such Customer for the TMC278 Product or Truvada, as the case may be, in such country during the most recently completed Calendar Quarter as to which data are available to allow such calculation, which price shall be calculated by Tibotec (for the TMC278 Product) or Gilead (for Truvada) based on the data and information maintained by it (and its applicable Affiliates) in the ordinary course of its business, on a consistent basis; provided, however, that for Customers in the United States, the calculation of the Net Component Price shall not take into account prompt-pay discounts. For clarity, except as otherwise expressly provided in this definition, the Net Component Price shall take account of any customer-specific discounts or rebates provided to such Customer. Notwithstanding any of the foregoing, in the case of determining the Net Component Prices of the TMC278 Product and Truvada with respect to any given country, (a) the Parties may elect by mutual written agreement to include or exclude from the calculation of the Net Component Price any deductions, payments or rebates given to Customers in such country and (b) the Parties shall coordinate in good faith to harmonize their respective practices in the calculation of Net Component Prices in such country, such that each Party’s method of calculating the Net Component Price for its respective products includes or excludes the same categories or types of deductions as the other Party’s method.

Annex G Page 2

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex H

Calculation of Working Percentages

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

For each Calendar Year, a working percentage for each Party shall be established for the Territory as a whole (each a “Working Percentage”) in accordance with this Annex H.

For each Calendar Year up to and including the Calendar Year in which the first Launch of the Combination Product in the Territory occurs, the Working Percentage of Gilead shall equal [*]. Such Working Percentages for a given Calendar Year shall be calculated by Gilead and notified to Tibotec as promptly as practicable thereafter.

For each Calendar Year after the Calendar Year in which the first Launch of the Combination Product in the Territory occurs (commencing as of February 15 of such post-Launch Calendar Year, and the prior Calendar Year’s Working Percentages shall remain in effect until such date):

The Working Percentage of Tibotec shall equal the Actual Percentage of Tibotec for the prior Calendar Year.

The Working Percentage of Gilead shall equal Actual Percentage of Gilead for the prior Calendar Year.

Such Working Percentages shall be calculated by Gilead and notified to Tibotec no later than February 15th of such Calendar Year.

Annex H Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex I

Calculation of Actual Percentages

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

For each Calendar Year, an actual percentage for each Party shall be established for the Territory as a whole (each an “Actual Percentage”) in accordance with this Annex I.

1. For each Calendar Year, up to and including the Calendar Year prior to the Calendar Year in which the first Launch of the Combination Product in the Territory occurs, the Actual Percentage of Gilead shall equal the Working Percentage of Gilead for such Calendar Year and the Actual Percentage of Tibotec shall equal the Working Percentage of Tibotec for such Calendar Year.

2. For each Calendar Year from and after the Calendar Year in which the first Launch of the Combination Product in the Territory occurs:

The Actual Percentage of Tibotec shall equal [*]

The Actual Percentage of Gilead shall equal one hundred percent (100%) less the Actual Percentage of Tibotec for such Calendar Year,

i.e.:

100% - Actual Percentage of Tibotec for such Calendar Year

Annex I Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Such Actual Percentages shall be calculated by Gilead and notified to Tibotec no later than January 31 of such Calendar Year.

An example of the calculation of the Actual Percentages pursuant to Section 2 above, provided for illustrative purposes only, is set forth below.

Project Tiburon

Calculation of Actual Percentages

All figures and calculations are for illustrative purposes only

	[*]	[*]	[*]	[*]	[*]	[*]	[*]	Total Territory

[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]		[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]								[*]	[*]

[*]								[*]	[*]
[*] [*]								[*] [*]	[*] [*]

Annex I Page 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex J

Calculation of Amounts Due to Gilead Pursuant to Section 10.4

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

1. The amount due pursuant to Section 10.4(a) shall be determined, subject to Section 10.4(c), as follows: On a country-by-country basis for each country in the Territory in which the Territory Combination Product has been launched, [*].

2. The amount due pursuant to Section 10.4(b) shall be determined, subject to Section 10.4(c), as follows: On a country-by-country basis for each country in the Territory in which the Territory Combination Product has been launched, Tibotec shall pay to Gilead an amount equal to:

a.) [*]

b.) [*]

c.) [*].

3. For purposes of this Annex J, [*].

4. Each payment under Section 10.4 shall be accompanied by a statement for such Calendar Quarter of the total amount payable and the calculation of such amount, including [*]

[*]:

[*]	[*]
[*]

[*]

[*]

[*]

Annex J Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex K

Manufacturing Fees

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

“Manufacturing Fee” shall mean, with respect to each Manufacturing Stage, Gilead’s Manufacturing cost for a given Unit of Territory Combination Product for which such Manufacturing Stage has been completed, as calculated in accordance with this Annex K. The “Total Manufacturing Fee” shall mean the sum of both Manufacturing Fees for a given Unit of Territory Combination Product.

1. Activities Covered by the Manufacturing Fee

The Total Manufacturing Fee for a given Unit of Territory Combination Product shall include costs and expenses relating solely to the following activities:

a.) [*]

b.) [*]

2. Categories of Costs and Expenses

The Total Manufacturing Fee for a given Unit of Territory Combination Product shall include costs and expenses in the following categories (but are not limited to such categories):

[*].

Gilead costs not directly allocable to the Manufacture and supply of the Territory Combination Product shall not be included in Manufacturing Fees.

3. Internal and External Costs

The Manufacturing Fee with respect to each Manufacturing Stage shall include [*]

4. Setting of Estimated Manufacturing Fees for a Calendar Year

At least thirty (30) days prior to the beginning of Calendar Year 2010 (and each Calendar Year thereafter), Gilead shall provide to Tibotec an estimated Manufacturing Fee for each Manufacturing Stage for such Calendar Year, together with reasonable documentation with respect thereto. Such estimated Manufacturing Fee for such Manufacturing Stage shall constitute the Manufacturing Fee for purposes of invoicing of Manufacturing Fees for Units of Territory Combination Product for which such Manufacturing Stage is completed during the Calendar Year, subject to the end of Calendar Year true-up as set forth in Section 10.3 of the Agreement and any other adjustments expressly set forth in the Agreement or any Ancillary

Annex K Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Agreement. To the extent that products or services covered by the Manufacturing Fee are expected to be sourced from multiple vendors in a given year, the estimated Manufacturing Fee for such year shall, to that extent, represent a weighted average standard based on expected sourcing.

Any amount invoiced to Tibotec pursuant to Section 10.2 of the Agreement during the period from January 1 through February 15 of a Calendar Year for its portion of any Manufacturing Fees shall be recalculated promptly based on Tibotec’s current Working Percentage for such Calendar Year (rather than the prior Calendar Year’s Working Percentage) and the Parties shall make reconciling payments or issue credit notes, as appropriate, promptly following such recalculation (or as otherwise agreed by the Parties in writing) to effect the result of such modified calculations.

5. Other Amounts Included in the Manufacturing Fees.

Without limitation of Paragraph 4, Gilead shall have the right to charge any amounts deemed Manufacturing Fees under the TMC278 Supply Agreement as if they were Manufacturing Fees under the Agreement, on a per Unit basis and without reference to either Manufacturing Stage (such amounts, the “Additional Manufacturing Fees”).

6. Annual Manufacturing Fees

No later than the January 31 after the end of each Calendar Year, Gilead shall calculate the actual Manufacturing Fee for each Manufacturing Stage with respect to the Calendar Year then-ended and shall multiply the actual Manufacturing Fee for each Manufacturing Stage for such Calendar Year for the Territory by the number of Units of Territory Combination Product for which Tibotec’s portion of the Manufacturing Fee with respect to such Manufacturing Stage was invoiced to Tibotec during such Calendar Year pursuant to the Agreement (with respect to a given Manufacturing Stage, the “Actual Manufacturing Fee”). Gilead shall add together (a) the Actual Manufacturing Fee for each of the two Manufacturing Stages and (b) the Additional Manufacturing Fee for such Calendar Year (such aggregate amount, the “Annual Manufacturing Fee” for such Calendar Year), which amount shall be used for the purpose of making any year-end adjustments required pursuant to Section 10.3 of the Agreement.

Annex K Page 2

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex L

Annual Adjustments to Account for Actual Yield

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

1. At the end of each Calendar Year, Gilead shall determine [*]. Gilead shall use reasonable efforts to provide such determinations to Tibotec by February 15 after the end of the applicable Calendar Year and shall provide such determinations no later than March 1 after the end of such Calendar Year.

2. [*].

3. The Parties acknowledge and agree that Tibotec’s full compensation for the Actual Quantity of Supplied TMC278 corresponding to Units of Combination Product for which Triggering Sales occur in a given Calendar Year shall be the product of (a) the Post-Conversion Supply Price applicable to the respective months in which such Triggering Sales occurred and (b) the Estimated Quantity, such that in no event shall Gilead have any further payment obligation with respect to the Actual Quantity of Supplied TMC278 following its payment of the Post-Conversion Invoices with respect to such Supplied TMC278. The Parties anticipate that the only adjustments required at Calendar Year-end to account for the Quantity Differential shall be the balance sheet adjustments set forth in paragraph 2.

An example of the calculation of the Quantity Differential and associated Calendar Year-end balance sheet adjustments pursuant to paragraph 2 above, provided for illustrative purposes only, is attached at the end of this Annex.

Annex L Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Calculation of Annual Adjustment to Account for Actual Yield

All figures and calculations are for illustrative purposes only

[*]

Annex L Page 2

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex M

Payment Terms for TMC278 Invoices

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

In the event that Tibotec is a Selling Party in any country in this Territory, prior to Launch in such country, the Parties shall amend this Annex to adjust the payment term for TMC278 Invoices appropriately in accordance with the principles set forth below, as applied to Tibotec [*].

Section 1: Determination of the Annual Forecast Payment Term

No later than November 15 of each Calendar Year (in conjunction with the establishment of the Pre-Conversion Supply Price), Gilead shall propose, for the upcoming Calendar Year, a payment term for the payment of TMC278 Invoices (the “Annual Forecast Payment Term”). Gilead shall provide Tibotec with a basis for its proposed payment term, which shall reflect [*]

Annex M Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex N

Post-Conversion Supply Price

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

The Post-Conversion Supply Price for a given month (per kilogram of Supplied TMC278) shall equal:            [*]

Annex N Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex O

API Replacement Costs

Capitalized terms included herein and not defined in this Annex O shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

“Material Supplier” shall mean, in the case of the Supplied TMC278, Tibotec, or, in the case of TDF API or FTC API, Gilead.

“Material” shall mean the Supplied TMC278, TDF API or FTC API, as applicable.

The following shall be the methodology for calculating each API Replacement Cost, in each case for a given Calendar Year:

Each API Replacement Cost of the applicable Material shall equal the sum (expressed in U.S. Dollars per kilogram) of [*]

Annex O Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex P

Yield Rates

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

Estimated Yield Rate

The Estimated Yield Rate with respect to Supplied TMC278 for a given Calendar Year shall be as mutually agreed by the Parties, taking into account relevant factors, including [*]. If the Parties are unable to agree on an Estimated Yield Rate for a given Calendar Year by the preceding September 30, the dispute shall be referred for resolution to the Manufacturing Executives (as defined below). If the Manufacturing Executives are unable to reach agreement on such Estimated Yield Rate within ten (10) Business Days after such referral, then such dispute shall constitute an Arbitration Matter and the arbitrator shall determine the Estimated Yield Rate for such Calendar Year based on the foregoing principles and following any such determination the Estimated Yield Rate determined by the arbitrator shall be binding on the Parties for such Calendar Year.

The Estimated Yield Rate shall be used in the calculation of the Post-Conversion Supply Price for such Calendar Year.

“Manufacturing Executives” shall mean (a) with respect to Tibotec, a Senior Vice President of Pharmaceutical Manufacturing or any direct report designated by the foregoing and (b) with respect to Gilead, Gilead Parent’s Senior Vice President of Manufacturing or any direct report designated by the foregoing.

Annual Yield Rate

[*]

Annex P Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex Q

Additional Financial Reporting

Capitalized terms used in this Annex and not defined herein shall have the meaning set forth in the agreement to which this Annex is attached (the “Agreement”). Section references used in this Annex shall refer to Sections in the Agreement except as otherwise provided.

Each Party shall provide the other Party with the following information at the times set forth below. Reporting pursuant to this Annex Q shall be on a country-by-country basis and, where appropriate in light of the calculations to be made under the Agreement or any Ancillary Agreements, in the aggregate for all countries reported by the applicable Party. Furthermore, to the extent applicable to the reporting contemplated in this Annex Q, the Parties shall coordinate in good faith to establish categories into which the reporting Party may group Customers based on discounts and other factors deemed relevant by the Parties (“Customer Groups”) in order to limit the level of administrative burden to the Selling Party, and such Customer Groups may change from time to time as the result of changes in Customers’ respective discounts or changes in such other factors. Once agreed by the Parties, such Customer Groups may be used by Gilead for purposes of determining the Post-Conversion Supply Price pursuant to Annex N.

[*]

Annex Q Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex R

Discount Rules and Related Matters

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

[*]

Annex R Page 1

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex S-1

Gilead Initial Press Release

CONTACTS:
Susan Hubbard, Investors
(650) 522-5715

Erin Rau, Media
(650) 522-5635

For Immediate Release

GILEAD SCIENCES ANNOUNCES AGREEMENT WITH TIBOTEC PHARMACEUTICALS TO DEVELOP AND COMMERCIALIZE NEW FIXED-DOSE COMBINATION OF TRUVADA® AND TMC278

— Product Would Represent Second Truvada-Based Complete Fixed-Dose Regimen —

Foster City, CA, July 16, 2009 – Gilead Sciences, Inc. (Nasdaq: GILD) today announced that it has entered into a license and collaboration agreement with Tibotec Pharmaceuticals for the development and commercialization of a new once-daily fixed-dose antiretroviral regimen containing Gilead’s Truvada® (emtricitabine and tenofovir disoproxil fumarate) and Tibotec’s investigational non-nucleoside reverse transcriptase inhibitor (NNRTI) TMC278 (rilpivirine hydrochloride, 25 mg) for treatment-naïve HIV-infected individuals. Fixed-dose combinations contain multiple medicines formulated into one tablet and help to simplify HIV therapy.

“Gilead and Tibotec share a strong focus on bringing safe and effective treatment options to people living with HIV/AIDS,” said John C. Martin, PhD, Chairman and Chief Executive Officer, Gilead Sciences. “Fixed-dose regimens have become the standard of care as HIV treatment has evolved toward more simplified regimens for patients. We are very pleased to collaborate with Tibotec and look forward to advancing this new fixed-dose product.”

Subject to regulatory approval, Gilead will assume the lead role in the manufacturing, registration, distribution and commercialization of the fixed-dose combination of Truvada and rilpivirine worldwide, excluding the developing world and Japan. Tibotec will be responsible for the commercialization of rilpivirine as a stand-alone product and will hold rights to co-promote the fixed-dose combination in these territories. The companies will also work towards an agreement to make the fixed-dose combination of Truvada and rilpivirine available in the developing world.

If approved, the new product would become the second complete antiretroviral treatment regimen for HIV available in a single tablet taken once daily. The first and only such therapy available today, Atripla® (efavirenz 600 mg/emtricitabine 200 mg/tenofovir disoproxil fumarate 300 mg), was approved

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by the U.S. Food and Drug Administration (FDA) in 2006. Both Atripla and the new fixed-dose combination contain a nucleoside reverse transcriptase inhibitor (NRTI) backbone of Truvada.

Current HIV treatment guidelines issued by the U.S. Department of Health and Human Services list emtricitabine and tenofovir (the components of Truvada) in combination with an NNRTI or a protease inhibitor as a preferred regimen for patients initiating therapy. Tibotec is currently studying the combination of Truvada and rilpivirine in Phase III clinical trials.

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About Rilpivirine

Rilpivirine is an investigational non-nucleoside reverse transcriptase inhibitor being developed by Tibotec Pharmaceuticals. Two Phase III trials for rilpivirine are currently being conducted in the United States, Canada, Africa, Asia, Europe and South America. As an investigational agent, the safety and efficacy of rilpivirine, in combination with other antiretroviral agents, has not yet been established in humans.

About Gilead Sciences

Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes innovative therapeutics in areas of unmet medical need. The company’s mission is to advance the care of patients suffering from life-threatening diseases worldwide. Headquartered in Foster City, California, Gilead has operations in North America, Europe and Australia.

This press release includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors, including risks related to whether ongoing clinical trials for rilpivirine will be successful and whether rilpivirine will receive regulatory approval, our ability to formulate the combination product or to perform clinical trials and our ability to obtain FDA and other regulatory approvals. As a result, the combination product may never be successfully commercialized. Further, the parties may make a strategic decision to discontinue development of the combination product if, for example, we are unable to successfully formulate the fixed-dose combination or the market for the product fails to materialize as expected. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in Gilead’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, as filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward-looking statements.

# # #

U.S. full prescribing information for Truvada is available at www.Truvada.com.

U.S. full prescribing information for Atripla is available at www.Atripla.com.

Truvada is a registered trademark of Gilead Sciences, Inc.

Atripla is a registered trademark of Bristol-Myers Squibb & Gilead Sciences, LLC.

For more information on Gilead Sciences, please visit the company’s website at www.gilead.com or call Gilead Public Affairs at 1-800-GILEAD-5 or 1-650-574-3000.

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Annex S-2

Tibotec Initial Press Release

Tibotec Pharmaceuticals Eastgate Village, Eastgate Little Island, Co. Cork Ireland Tel +353 21 467 3500 Fax +353 21 467 3520 www.tibotec.com

CONTACTS:

Tibotec

Louise Mehrotra, Investor Relations

(732) 524-6491

Karen Manson, Media

+44 1737 644 690 office

+32 479 89 47 99 mobile

TIBOTEC PHARMACEUTICALS ANNOUNCES AGREEMENT TO DEVELOP AND COMMERCIALIZE A NEW FIXED-DOSE COMBINATION

OF TMC278 AND TRUVADA® WITH GILEAD SCIENCES

— Product Could Represent a New, Once-Daily Antiretroviral Treatment Option —

Cork, Ireland, July 16, 2009 – Tibotec Pharmaceuticals today announced that it has entered into a license and collaboration agreement with Gilead Sciences, Inc. for the development and commercialization of a new once-daily fixed-dose antiretroviral product containing Tibotec’s investigational non-nucleoside reverse transcriptase inhibitor (NNRTI) TMC278 (rilpivirine hydrochloride 25 mg) and Gilead’s Truvada (emtricitabine 200 mg/tenofovir disoproxil fumarate 300 mg) for treatment-naïve adult patients with HIV-1. Fixed-dose combinations contain multiple medicines formulated into one tablet and help to simplify HIV therapy.

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Directors: Jeanne Bolger Bryan Mohally Brendan O’Leary Margaret Dunlea Carol Leland	VAT N° IE 828 5805 I Irish Registration N° 285805

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“A simplified regimen may help improve patient adherence and decrease overall pill burden,” said Roger Pomerantz, MD, President Tibotec R&D. “We are very pleased to collaborate with Gilead, one of the leading companies in the fight against HIV/AIDS, and look forward to advancing this new fixed-dose product in addition to TMC278 as a single agent.”

This agreement represents the first fixed dose combination product collaboration for Tibotec and, when approved, it would become the first complete once-daily antiretroviral treatment regimen for HIV to include an antiretroviral from Tibotec. Tibotec is currently studying the combination of Truvada and TMC278 in its Phase III program; the two ongoing pivotal clinical trials, TMC278-C209 and TMC278-C215 are fully recruited having enrolled over 1,300 treatment-naïve adult patients with HIV-1. Current HIV treatment guidelines issued by the U.S. Department of Health and Human Services list emtricitabine and tenofovir (the components of Truvada) in combination with a non-nucleoside reverse transcriptase inhibitor or a protease inhibitor as a preferred regimen for patients initiating therapy.

Tibotec will remain uniquely responsible for the commercialization of TMC278 as a single product and additionally will have the right to promote the fixed-dose combination product to healthcare professionals in all countries except Japan and the access countries. Gilead will assume the lead role in manufacturing, registration and, subject to regulatory approval, commercialization of the fixed-dose combination of TMC278 and Truvada throughout the territory.

Tibotec and Gilead are committed to working together to make the fixed-dose combination of TMC278 and Truvada available in the developing world and will work towards a separate agreement for these countries.

About TMC278

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Directors: Jeanne Bolger Bryan Mohally Brendan O’Leary Margaret Dunlea Carol Leland	VAT N° IE 828 5805 I Irish Registration N° 285805

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TMC278 is an investigational non-nucleoside reverse transcriptase inhibitor, and the safety and efficacy of it, in combination with other antiretroviral agents, has not been established. Two major phase III trials for TMC278 are currently being conducted in the United States, Canada, Africa, Asia, Europe and South America.

About Tibotec Pharmaceuticals

Tibotec Pharmaceuticals, based in Cork, Ireland, is a pharmaceutical research and development company. The Company’s main research and development facilities are in Mechelen, Belgium with offices in Yardley, PA. Tibotec is dedicated to the discovery and development of innovative HIV/AIDS drugs and anti-infectives for diseases of high unmet medical need.

Tibotec Pharmaceuticals is a subsidiary of Johnson & Johnson.

Forward-Looking Statement

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Tibotec’s expectations and projections. Risks and uncertainties include general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations; and trends toward health care cost containment. A further list and description of these risks, uncertainties and other factors can be found in Exhibit 99 of Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Copies of this Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

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Directors: Jeanne Bolger Bryan Mohally Brendan O’Leary Margaret Dunlea Carol Leland	VAT N° IE 828 5805 I Irish Registration N° 285805

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex T

Target Product Profile

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Annex U-1

Tibotec Form of Guarantee

TIBOTEC GUARANTEE AGREEMENT

GUARANTEE AGREEMENT (this “Agreement”), dated as of [            ], 2009, by [*] (“Guarantor”), in favor of Gilead Sciences, Inc., a Delaware corporation (“Gilead Parent”) and Gilead Sciences Limited, a corporation organized and existing under the laws of Ireland and a wholly-owned subsidiary of Gilead Parent (“Gilead Sub”). Gilead Parent and the Gilead Sub are referred to in this Agreement collectively as “Gilead” or the “Guaranteed Parties” and individually as a “Guaranteed Party.”

WHEREAS, Tibotec Pharmaceuticals, a company organized and existing under the laws of Ireland (“Tibotec”) and the Guaranteed Parties are entering into that certain License and Collaboration Agreement, dated as of the date hereof (as it may be amended from time to time, the “Collaboration Agreement”), which provides, on the terms and conditions set forth in the Collaboration Agreement, for the development and commercialization in the Territory of a fixed-dose, co-formulated combination product containing TDF, FTC and TMC278 as its only active ingredients (capitalized terms which are used in this Agreement but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Collaboration Agreement);

WHEREAS, as an inducement to the Guaranteed Parties to consummate the transactions contemplated by the Collaboration Agreement, Guarantor is executing and delivering this Agreement upon the execution and delivery of the Collaboration Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. GUARANTEE.

1.1 Guaranteed Obligations. [*].

1.2 Obligations Unconditional. The obligations of Guarantor under this Article 1 shall constitute a present and continuing guarantee of payment and not of collectability, and shall be absolute and unconditional. Without limiting the generality of the foregoing (but subject to Section 1.3 and Section 2.2 hereof), it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of Guarantor hereunder:

[*].

1.3 Certain Exceptions. Notwithstanding anything in this Agreement to the contrary, if any modification, amendment, renewal or extension of or to any Guaranteed Agreement is made, without Guarantor’s written consent, by any party other than an Affiliate of Tibotec Parent, Guarantor shall have no liability with respect to, and the Guaranteed Obligations shall not include, any obligation arising out of such modification, amendment, renewal or extension, to the

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

extent that such obligation would not exist in the absence of such modification, amendment, renewal or extension.

1.4 Waiver. Guarantor hereby waives (a) notice of (i) acceptance hereof, (ii) any action taken or omitted in reliance hereon, (iii) any default with respect to any Guaranteed Obligation and (b) any other notice of any kind not provided for in this Agreement or in any Guaranteed Agreement. Guarantor also waives any requirement that the Guaranteed Parties proceed first against the Tibotec Entities under any Guaranteed Agreement with respect to any Guaranteed Obligation before proceeding hereunder; provided, however, that notwithstanding anything in this Agreement to the contrary, if any dispute between any of the Guaranteed Parties, on the one hand, and any Tibotec Entity, on the other hand, relating to a Guaranteed Obligation is subject to arbitration under Section 20.7 of the Collaboration Agreement (or any other dispute resolution procedure set forth in the applicable Guaranteed Agreement) or is a Patent Matter, the Guaranteed Parties may not proceed against Guarantor under this Agreement unless and until the procedures set forth in Section 20.7 of the Collaboration Agreement (or any other dispute resolution procedure set forth in the applicable Guaranteed Agreement) have been complied with in full or, in the case of a Guaranteed Obligation that is a Patent Matter, it has been determined by the applicable court pursuant to Section 20.8(b) to be payable by the Tibotec Entity. Nothing contained in this Agreement shall affect the right of Guarantor to assert (x) any claim it may have against any Guaranteed Party (or its successors or assigns) in a separate action or proceeding or (y) any defense, set off or counterclaim that any Tibotec Entity may have against any Guaranteed Party (or its successors or assigns) arising out of any Guaranteed Agreement or any transaction contemplated thereby.

1.5 Reinstatement. Guarantor agrees that, with respect to any Guaranteed Obligation, if at any time following the termination of this Agreement all or any part of any payment of the Guaranteed Obligations is rescinded or required to be returned by any Guaranteed Party to any Person for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of any Tibotec Entity) this Agreement shall be reinstated with respect to such payment so rescinded or returned as though such payment had never been received by the Guaranteed Parties.

2. MISCELLANEOUS.

2.1 Representations and Warranties.

Guarantor hereby represents and warrants to Gilead Parent and Gilead Sub that:

(a) Guarantor (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations under this Agreement and (ii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement. This Agreement has been duly executed and delivered on behalf of Guarantor and constitutes a legal, valid and binding obligation of Guarantor and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or in equity.

(b) All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by Guarantor in connection with the execution and delivery of this Agreement and the performance of its obligations under this Agreement have been obtained.

(c) The execution and delivery of this Agreement and the performance of Guarantor’s obligations hereunder (i) do not conflict with or violate in any material way any requirement of any applicable law or regulation, (ii) do not conflict with or violate any provision of the certificate of incorporation or bylaws of Guarantor, and (iii) do not conflict with, violate, or breach, or constitute a default or require any consent under, any contractual obligation or court or administrative order by which Guarantor is bound.

2.2 Assignability; Binding Effect. Guarantor, on the one hand, and any of the Guaranteed Parties, on the other hand, may assign this Agreement only [*]. Any assignment of this Agreement in violation of this Section 2.2 shall be null and void and of no force and effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of Guarantor and the Guaranteed Parties[*]

2.3 Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute and be the same instrument.

2.4 Governing Law. This Agreement shall in all respects be interpreted, construed, and governed by and in accordance with the laws of the State of New York, without reference to the rules of conflict of laws thereof.

2.5 Construction. The headings and subheadings of this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by Guarantor and the Guaranteed Parties to express their mutual intent, and no rule of strict construction shall be applied against any party on account of such party’s drafting of any provision hereof.

2.6 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may be amended only in a writing signed by Guarantor and the Guaranteed Parties and any waiver of rights hereunder must be set forth in writing signed by the party against whom the waiver is to be effective.

2.7 Third Party Rights. The provisions of this Agreement are for the sole benefit of Guarantor and the Guaranteed Parties and shall not inure to the benefit of any other Person (other than permitted assigns of Guarantor or any Guaranteed Party, as the case may be) either as a third party beneficiary or otherwise.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

2.8 Severability. If and to the extent that any court of competent jurisdiction holds any provisions (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

2.9 Dispute Resolution; Consent to Jurisdiction. Sections 20.7 and 20.8 of the Collaboration Agreement shall apply to Guarantor and the Guaranteed Parties with respect to this Agreement on the same basis as such sections apply to the parties to the other agreements referred to in such sections with respect to such agreements.

2.10 Notice. The notice provisions set forth in Section 20.2 of the Collaboration Agreement shall likewise apply to Guarantor and the Guaranteed Parties with respect to this Agreement; provided, however, that notice shall be provided to Guarantor at the following address (or to such other address as may be specified by notice to the Guaranteed Parties from time to time by Guarantor):

[*]

with a copy to:	[*]

2.11 Subrogation. Guarantor will not exercise any rights which it may have acquired against any Tibotec Entity by way of subrogation, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, unless and until all of the Guaranteed Obligations of such Tibotec Entity for which payment is then due have been fully satisfied.

2.12 Gilead Guarantee Agreement. Notwithstanding anything in this Agreement to the contrary, (a) any continuing failure, for any reason whatsoever, by Gilead Parent to abide by the terms of that certain Gilead Guarantee Agreement by and between Gilead Parent and Tibotec, dated as of the date hereof (as it may be amended from time to time, the “Gilead Guarantee Agreement”) shall (so long as such failure continues) excuse Guarantor from its obligations under this Agreement to the extent of such failure and be a defense to any claim or action by any Guaranteed Party under this Agreement, it being understood and agreed that upon such failure of Gilead Parent having been cured, Guarantor forthwith shall cure any failure to abide by this Agreement formerly excused pursuant to this clause (a), and (b) Guarantor may set off against its obligations under this Agreement any damages suffered by Guarantor or Tibotec by reason of any breach by Gilead Parent of the Gilead Guarantee Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first written above.

[*]

By:
Name:	[*]
Title:	[*]

ACCEPTED AND AGREED:

GILEAD SCIENCES, INC.

By:
Name:	John F. Milligan, Ph.D.
Title:	President and Chief Operating Officer

GILEAD SCIENCES LIMITED

By:
Name:	John F. Milligan, Ph.D.
Title:	Director

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex U-2

Gilead Form of Guarantee

GILEAD GUARANTEE AGREEMENT

GUARANTEE AGREEMENT (this “Agreement”), dated as of [            ], 2009, by Gilead Sciences, Inc., a Delaware corporation (“Guarantor”), in favor of Tibotec Pharmaceuticals, a company organized and existing under the laws of Ireland (“Tibotec” or the “Guaranteed Party”).

WHEREAS, Guarantor, Gilead Sciences Limited, a corporation organized and existing under the laws of Ireland and a wholly-owned subsidiary of Guarantor (“Gilead Sub”), and Tibotec are entering into that certain License and Collaboration Agreement, dated as of the date hereof (as it may be amended from time to time, the “Collaboration Agreement”), which provides, on the terms and conditions set forth in the Collaboration Agreement, for the development and commercialization in the Territory of a fixed-dose, co-formulated combination product containing TDF, FTC and TMC278 as its only active ingredients (capitalized terms which are used in this Agreement but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Collaboration Agreement);

WHEREAS, as an inducement to Tibotec to consummate the transactions contemplated by the Collaboration Agreement, Guarantor is executing and delivering this Agreement upon the execution and delivery of the Collaboration Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. GUARANTEE.

1.1 Guaranteed Obligations. [*].

1.2 Obligations Unconditional. The obligations of Guarantor under this Article 1 shall constitute a present and continuing guarantee of payment and not of collectability, and shall be absolute and unconditional. Without limiting the generality of the foregoing (but subject to Section 1.3 and Section 2.2 hereof), it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of Guarantor hereunder:

[*]

1.3 Certain Exceptions. Notwithstanding anything in this Agreement to the contrary, if any modification, amendment, renewal or extension of or to any Guaranteed Agreement is made, without Guarantor’s written consent, by any party other than Guarantor and its Affiliates, Guarantor shall have no liability with respect to, and the Guaranteed Obligations shall not include, any obligation arising out of such modification, amendment, renewal or extension, to the

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

extent that such obligation would not exist in the absence of such modification, amendment, renewal or extension.

1.4 Waiver. Guarantor hereby waives (a) notice of (i) acceptance hereof, (ii) any action taken or omitted in reliance hereon, (iii) any default with respect to any Guaranteed Obligation and (b) any other notice of any kind not provided for in this Agreement or in any Guaranteed Agreement. Guarantor also waives any requirement that the Guaranteed Party proceed first against the Gilead Entities under any Guaranteed Agreement with respect to any Guaranteed Obligation before proceeding hereunder; provided, however, that notwithstanding anything in this Agreement to the contrary, if any dispute between the Guaranteed Party and any Gilead Entity relating to a Guaranteed Obligation is subject to arbitration under Section 20.7 of the Collaboration Agreement (or any other dispute resolution procedure set forth in the applicable Guaranteed Agreement) or is a Patent Matter, the Guaranteed Party may not proceed against Guarantor under this Agreement unless and until the procedures set forth in Section 20.7 of the Collaboration Agreement (or any other dispute resolution procedure set forth in the applicable Guaranteed Agreement) have been complied with in full or, in the case of a Guaranteed Obligation that is a Patent Matter, it has been determined by the applicable court pursuant to Section 20.8(b) to be payable by the Gilead Entity. Nothing contained in this Agreement shall affect the right of Guarantor to assert (x) any claim it may have against the Guaranteed Party (or its successors or assigns) in a separate action or proceeding or (y) any defense, set off or counterclaim that any Gilead Entity may have against the Guaranteed Party (or its successors or assigns) arising out of any Guaranteed Agreement or any transaction contemplated thereby.

1.5 Reinstatement. Guarantor agrees that, with respect to any Guaranteed Obligation, if at any time following the termination of this Agreement all or any part of any payment of the Guaranteed Obligations is rescinded or required to be returned by the Guaranteed Party to any Person for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of any Gilead Entity) this Agreement shall be reinstated with respect to such payment so rescinded or returned as though such payment had never been received by the Guaranteed Party.

2. MISCELLANEOUS.

2.1 Representations and Warranties.

Guarantor hereby represents and warrants to Tibotec that:

(a) Guarantor (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations under this Agreement and (ii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement. This Agreement has been duly executed and delivered on behalf of Guarantor and constitutes a legal, valid and binding obligation of Guarantor and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or in equity.

(b) All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by Guarantor in connection with the execution and delivery of this Agreement and the performance of its obligations under this Agreement have been obtained.

(c) The execution and delivery of this Agreement and the performance of Guarantor’s obligations hereunder (i) do not conflict with or violate in any material way any requirement of any applicable law or regulation, (ii) do not conflict with or violate any provision of the certificate of incorporation or bylaws of Guarantor, and (iii) do not conflict with, violate, or breach, or constitute a default or require any consent under, any contractual obligation or court or administrative order by which Guarantor is bound.

2.2 Assignability; Binding Effect. Guarantor and the Guaranteed Party each may assign this Agreement only [*]. Any assignment of this Agreement in violation of this Section 2.2 shall be null and void and of no force and effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of Guarantor and the Guaranteed Party.

2.3 Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute and be the same instrument.

2.4 Governing Law. This Agreement shall in all respects be interpreted, construed, and governed by and in accordance with the laws of the State of New York, without reference to the rules of conflict of laws thereof.

2.5 Construction. The headings and subheadings of this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by Guarantor and the Guaranteed Party to express their mutual intent, and no rule of strict construction shall be applied against any party on account of such party’s drafting of any provision hereof.

2.6 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may be amended only in a writing signed by Guarantor and the Guaranteed Party and any waiver of rights hereunder must be set forth in writing signed by the party against whom the waiver is to be effective.

2.7 Third Party Rights. The provisions of this Agreement are for the sole benefit of Guarantor and the Guaranteed Party and shall not inure to the benefit of any other Person (other than permitted assigns of Guarantor or the Guaranteed Party, as the case may be) either as a third party beneficiary or otherwise.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

2.8 Severability. If and to the extent that any court of competent jurisdiction holds any provisions (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

2.9 Dispute Resolution; Consent to Jurisdiction. Sections 20.7 and 20.8 of the Collaboration Agreement shall apply to Guarantor and the Guaranteed Party with respect to this Agreement on the same basis as such sections apply to the parties to the other agreements referred to in such sections with respect to such agreements.

2.10 Notice. The notice provisions set forth in Section 20.2 of the Collaboration Agreement shall likewise apply to Guarantor and the Guaranteed Party with respect to this Agreement; provided, however, that notice shall be provided to Guarantor at the following address (or to such other address as may be specified by notice to the Guaranteed Party from time to time by Guarantor):

Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: President & Chief Operating Officer Fax No.: [*]

with a copy to:	Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: General Counsel Fax No.: [*]

2.11 Subrogation. Guarantor will not exercise any rights which it may have acquired against any Gilead Entity by way of subrogation, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, unless and until all of the Guaranteed Obligations of such Gilead Entity for which payment is then due have been fully satisfied.

2.12 [*] Guarantee Agreement. Notwithstanding anything in this Agreement to the contrary, (a) any continuing failure, for any reason whatsoever, by [*] to abide by the terms of that certain Guarantee Agreement by and between [*], Guarantor and Gilead Sub, dated as of the date hereof (as it may be amended from time to time, the “[*] Guarantee Agreement”) shall (so

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

long as such failure continues) excuse Guarantor from its obligations under this Agreement to the extent of such failure and be a defense to any claim or action by the Guaranteed Party under this Agreement, it being understood and agreed that upon such failure of [*] having been cured, Guarantor forthwith shall cure any failure to abide by this Agreement formerly excused pursuant to this clause (a), and (b) Guarantor may set off against its obligations under this Agreement any damages suffered by Guarantor or Gilead Sub by reason of any breach by [*] of the [*] Guarantee Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first written above.

GILEAD SCIENCES, INC.

By:
Name:	John F. Milligan, Ph.D.
Title:	President and Chief Operating Officer

ACCEPTED AND AGREED:

TIBOTEC PHARMACEUTICALS

By:
Name:	Jeanne Bolger
Title:	Managing Director

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex V

[*]

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex W

In-License Agreement Compliance

[*].

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex X

[*]

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